As filed with the Securities and Exchange Commission on April 20, 2018

1933 Act Registration No. 33-17619

1940 Act Registration No. 811-05349

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 675	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 676	☒

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST

(Exact Name of Registrant as Specified in Charter)

71 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (312) 655-4400

CAROLINE L. KRAUS, ESQ.

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Class P Shares of the Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Total Emerging Markets Income Fund and Goldman Sachs U.S. Mortgages Fund.

Prospectus

April 20, 2018

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

⬛	Goldman Sachs High Yield Municipal Fund

∎	Class P: GGLPX

⬛	Goldman Sachs Dynamic Municipal Income Fund

∎	Class P: GAJPX

⬛	Goldman Sachs Short Duration Tax-Free Fund

∎	Class P: GANPX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs High Yield Municipal Fund—Summary

Investment Objective

The Goldman Sachs High Yield Municipal Fund (the “Fund”) seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 60 calendar days or less)	2.00%

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.57%
Expense Limitation[2]	(0.02)%
Total Annual Fund Operating Expenses After Expense Limitation	0.55%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$56	$181	$316	$712

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 31% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its total assets measured at the time of purchase (“Total

1

Assets”) in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization (“NRSRO”), and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.

Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).

The Fund may focus its investments in issuers within the same state or economic sector.

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.

Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Barclays Municipal Bond Index and 60% Bloomberg Barclays Municipal High Yield Bond Index), plus or minus two years. (Historically over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 6.27 and 7.70 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Goldman Sachs High Yield Municipal Fund Composite Index, which is comprised of the Bloomberg Barclays Municipal Bond Index (40%) and the Bloomberg Barclays Municipal High Yield Bond Index (60%).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

2

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk.  The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk.  Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs High Yield Municipal Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays Municipal Bond Index (40%) and the Bloomberg Barclays Municipal High Yield Bond Index (60%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘09 +16.87% Worst Quarter Q4 ‘08 –22.35%

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 4/30/00)*
Returns Before Taxes	9.31%	5.12%	4.60%	5.22%
Returns After Taxes on Distributions	9.20%	5.02%	4.52%	5.17%
Returns After Taxes on Distributions and Sale of Fund Shares	7.18%	4.94%	4.56%	5.19%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.45%	3.02%	4.45%	5.02%
Bloomberg Barclays Municipal High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	9.69%	4.35%	5.24%	5.82%
Goldman Sachs High Yield Municipal Fund Composite Index	7.98%	3.83%	4.97%	5.54%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 2000; Scott Diamond, Managing Director, has managed the Fund since 2002.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 13 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.

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Goldman Sachs Dynamic Municipal Income Fund—Summary

Investment Objective

The Goldman Sachs Dynamic Municipal Income Fund (the “Fund”) seeks a high level of current income that is exempt from regular federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver and Expense Limitation[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.40%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, and (ii) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.37% as an annual percentage rate of average daily net assets of the Fund. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$41	$146	$261	$596

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 28% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally

5

recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.

The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index has been between approximately 3.96 and 4.61 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by the Fund (which may have a low credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

6

Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk.  The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic, and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk.  Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘09 +10.05% Worst Quarter Q4 ‘08 –5.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)*
Returns Before Taxes	5.96%	3.07%	4.64%	4.80%
Returns After Taxes on Distributions	5.96%	3.04%	4.62%	4.78%
Returns After Taxes on Distributions and Sale of Fund Shares	4.88%	3.19%	4.53%	4.73%
Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (reflects no deduction for fees, expenses or taxes)	3.49%	2.02%	3.56%	4.16%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Managing Director, has managed the Fund since 2002.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 13 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.

8

Goldman Sachs Short Duration Tax-Free Fund—Summary

Investment Objective

The Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses[1]	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Limitation[2]	(0.02)%
Total Annual Fund Operating Expenses After Expense Limitation	0.38%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
2	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$39	$126	$222	$503

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 40% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

9

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index has ranged between 2.03 and 2.26 years). The reference to “Short Duration” in the Fund’s name refers to this duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

10

State/Territory Specific Risk.  The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk.  Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q1 ‘09 +2.27% Worst Quarter Q4 ‘16 –1.27%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 10/1/92)*
Returns Before Taxes	1.79%	0.94%	2.11%	3.15%
Returns After Taxes on Distributions	1.77%	0.93%	2.06%	3.04%
Returns After Taxes on Distributions and Sale of Fund Shares	1.61%	1.01%	2.01%	3.01%
Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	1.32%	0.92%	2.05%	N/A

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Managing Director, has managed the Fund since 2002.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

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You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 13 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.

12

Municipal Fixed Income Funds –

Additional Summary Information

Tax Information

The Funds’ distributions of interest on municipal obligations generally are not subject to federal income tax; however the Funds may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Funds’ distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

13

Investment Management Approach

INVESTMENT OBJECTIVE

The High Yield Municipal Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation. The Dynamic Municipal Income Fund seeks a high level of current income that is exempt from regular federal income tax. The Short Duration Tax-Free Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

High Yield Municipal Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its Total Assets in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.

Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).

The Fund may focus its investments in issuers in the same state or economic sector.

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.

Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Barclays Municipal Bond Index and 60% Bloomberg Barclays Municipal High Yield Bond Index), plus or minus two years. (Historically, over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 6.00 and 8.25 years).

The Fund’s benchmark indices are the Bloomberg Barclays Municipal High Yield Bond Index, the Bloomberg Barclays Municipal Bond Index and the Goldman Sachs High Yield Municipal Fund Composite Index. The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The Goldman Sachs High Yield Municipal Fund Composite Index is a custom benchmark comprised of the Bloomberg Barclays Municipal Bond Index (40%) and the Bloomberg Barclays Municipal High Yield Bond Index (60%).

Dynamic Municipal Income Fund

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

14

INVESTMENT MANAGEMENT APPROACH

The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.

The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index has been between approximately 3.50 and 5.00 years). Although the Fund is not managed towards an average maturity, it is expected that the average maturity of the Fund’s portfolio will change in relation to the duration of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index.

The Fund’s benchmark index is the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index. The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an investment grade, national focused municipal bond index with maturities ranging from 1-12 years.

Short Duration Tax-Free Fund

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund invests in securities rated at least BBB or Baa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable credit quality.

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index has ranged between 1.75 and 3.00 years). The reference to “Short-Duration” in the Fund’s name refers to this duration.

The Fund’s benchmark index is the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index, an unmanaged index that represents investment grade municipal bonds with maturities greater than one year and less than four years.

All Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Rating Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, exchange-traded funds (“ETFs”) and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

15

References in the Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.

GSAM’s Municipal Fixed Income Investing Philosophy:

Fixed income markets are constantly evolving and are highly diverse. Our municipal fixed income management process is deeply rooted in a philosophy of disciplined “bottom up” research which seeks to recognize tactical opportunities, pricing mismatches and strategic trends. As a result of market inefficiencies, we believe our market access and expertise has historically been an important driver of risk-adjusted returns. Our process emphasizes:

⬛	In-depth security research
⬛	Tax efficiency and after-tax income
⬛	Yield Curve Strategies
⬛	Disciplined Risk Management

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.

Each of the Funds described in the Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by 1% which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of 3 years may be expected to rise approximately 3% and the price of a bond with a 5 year duration may be expected to rise approximately 5%. The converse is also true. Suppose interest rates in one day rise by 1% which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of 3 years may be expected to fall approximately 3% and the price of a bond with a 5 year duration may be expected to fall approximately 5%. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

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INVESTMENT MANAGEMENT APPROACH

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Funds’ Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission (“SEC”). In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

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10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund

	High Yield Municipal Fund	Dynamic Municipal Income Fund	Short Duration Tax-Free Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3	33 1⁄3

Credit, Interest Rate and Total Return Swaps	•	•	•

Financial Futures Contracts and Options on Futures	•	•	•

Illiquid Investments*	15	15	15

Interest Rate Floors, Caps and Collars	•	•	•

Options**	•	•	•

Repurchase Agreements	•	•	•

Standby Commitments and Tender Option Bonds	•	•	•

When-Issued Securities and Forward Commitments	•	•	•

Investment Company Securities (including ETFs)***	10	10	10

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the instrument.
**	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

18

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
—	Not permitted

	High Yield Municipal Fund	Dynamic Municipal Income Fund	Short Duration Tax-Free Fund
Investment Securities

Asset-Backed Securities	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	•

Floating and Variable Rate Obligations	•	•	•

Lower Grade Fixed Income Securities	•	30	—

Structured Securities[5]	•	•	•

Taxable Municipal Securities	20	20	20

Tax-Free Municipal Securities	80+[2]	80+[2]	80+[1],2

Temporary Investments	•[3,4]	•[3]	•[3]

U.S. Government Securities	•	•	•

[1]	The Short Duration Tax-Free Fund will invest at least 80% of its Net Assets in obligations the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
[2]	Each Fund will invest at least 80% of its Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
[3]	Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
[4]	The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.
[5]	Structured securities are not subject to the same minimum credit quality requirements as a Fund’s investments in fixed income securities.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal risk
•	Additional risk

	High Yield Municipal Fund	Dynamic Municipal Income Fund	Short Duration Tax-Free Fund

Call/Prepayment	•	•	•

Credit/Default	✓	✓	✓

Derivatives	•	•	•

Distressed Debt	•	•	•

Extension	•	•	•

Floating and Variable Rate Obligations	•	•	•

Geographic and Sector	✓	✓	✓

Interest Rate	✓	✓	✓

Large Shareholder Transactions	✓	✓	✓

Liquidity	✓	✓	✓

Management	•	•	•

Market	✓	✓	✓

Municipal Securities	✓	✓	✓

NAV	•	•	•

Non-Investment Grade Fixed Income Securities	✓	✓

State Specific	✓	✓	✓

Tax	✓	✓	✓

U.S. Government Securities	•	•	•

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. This risk includes the risk of default on foreign letters of credit or guarantees that may back Municipal Securities. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed-income securities.
⬛	Derivatives Risk—A Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

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RISKS OF THE FUNDS

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Distressed Debt Risk—When a Fund invests in obligations of financially troubled issuers (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, month, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Funds may not benefit from increasing interest rates for a significant amount of time.

⬛	Geographic and Sector Risk––If a Fund invests a significant portion of its total assets in securities of issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
⬛

Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs & Co. LLC (“Goldman Sachs”) affiliates, purchase or redeem large amounts of shares of a Fund.

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Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

To the extent a Fund holds non-investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default.

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RISKS OF THE FUNDS

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛	Non-Investment Grade Fixed Income Securities Risk—The High Yield Municipal Fund and Dynamic Municipal Income Funds will invest in non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	State/Territory Specific Risk—The Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation. From time to time, a Fund may focus its investments in one or more state, territory, or geographic region, which will subject the Fund, to a greater extent than if it were not so focused, to the risks associated with that state, territory, or geographic region.
⬛	Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	High Yield Municipal
200 West Street	Dynamic Municipal Income
New York, New York 10282	Short Duration Tax-Free

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

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SERVICE PROVIDERS

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2017*
High Yield Municipal	0.55%	First $2 Billion	0.52%
	0.50%	Next $3 Billion
	0.48%	Next $3 Billion
	0.47%	Over $8 Billion
Dynamic Municipal Income	0.40%	First $1 Billion	0.40%
	0.36%	Next $1 Billion
	0.34%	Next $6 Billion
	0.33%	Over $8 Billion
Short Duration Tax-Free	0.39%	First $1 Billion	0.34%
	0.35%	Next $1 Billion
	0.33%	Next $6 Billion
	0.32%	Over $8 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective rate of 0.37% as an annual percentage rate of the average daily net assets of the Dynamic Municipal Income Fund through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to reduce or limit each Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2017 is available in the Funds’ semi-annual report dated September 30, 2017.

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FUND MANAGERS

U.S. Municipal Portfolio Management Team

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ben Barber Managing Director Head of Municipals	Senior Portfolio Manager— High Yield Municipal Dynamic Municipal Income Short Duration Tax-Free	Since 2000 1999 1999	Mr. Barber is the Head of the Municipals team. Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager, and prior to that, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.
Scott Diamond Managing Director	Portfolio Manager— High Yield Municipal Dynamic Municipal Income Short Duration Tax-Free	Since 2002 2002 2002	Mr. Diamond is a portfolio manager on the U.S. Municipals team. Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of the average daily net assets with respect to the Class P Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment

26

SERVICE PROVIDERS

activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

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Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
High Yield Municipal	Daily	Monthly	Annually
Dynamic Municipal Income	Daily	Monthly	Annually
Short Duration Tax-Free	Daily	Monthly	Annually

In addition to the net investment income dividends declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

Important Notice:

Class P Shares generally are available to the following investors:

⬛	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
⬛	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
⬛	Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
⬛	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of a Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by a Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the

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time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.

What Is My Minimum Investment In The Funds?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. Receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

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SHAREHOLDER GUIDE

A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

As of the date of the Prospectus, the Goldman Sachs High Yield Municipal Fund (the “High Yield Municipal Fund”) is open to new investors. The Fund may close to most new investors from time to time. When the Fund is closed, the following investors are the only investors who may make purchases and reinvestments of dividends and capital gains into the High Yield Municipal Fund:

⬛	Current shareholders of the High Yield Municipal Fund. Once a shareholder closes all accounts in the High Yield Municipal Fund, additional investments into the High Yield Municipal Fund may not be accepted;
⬛	Members of the portfolio management teams of the High Yield Municipal Fund; and
⬛	Trustees and officers of the Trust.

Additionally, discretionary mutual fund wrap programs that use the High Yield Municipal Fund as an investment option may allow new customers to select the High Yield Municipal Fund as an investment option within the program sponsor’s standard predetermined asset allocation models and to make purchases of shares of the High Yield Municipal Fund during a closure of the High Yield Municipal Fund, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of High Yield Municipal Fund shares) that the High Yield Municipal Fund or the Investment Adviser believe to be reasonable in the interests of the High Yield Municipal Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the High Yield Municipal Fund’s closure policy properly; and (iii) Goldman Sachs must approve such sponsor. In addition, the High Yield Municipal Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of High Yield Municipal Fund shares from any program sponsor and to close the High Yield Municipal Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the High Yield Municipal Fund as a new investment option during a time when the High Yield Municipal Fund is closed will not be permitted to make purchases of shares of the High Yield Municipal Fund until the High Yield Municipal Fund re-opens.

Exchanges into the High Yield Municipal Fund from other Goldman Sachs Funds are not permitted when the Fund is closed, except for current High Yield Municipal Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans.

Additionally, the High Yield Municipal Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the High Yield Municipal Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts when the High Yield Municipal Fund is closed. The Investment Adviser may open or close the High Yield Municipal Fund to new investors from time to time or for extended periods of time at its discretion.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

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How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form with the redemption proceeds reduced by any applicable charges (e.g., redemption fees). Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛

NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed,

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SHAREHOLDER GUIDE

although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

⬛	Shares Purchased by Federal Funds Wire:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
⬛	If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
⬛	Shares Purchased by Check:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
⬛	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

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HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer

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SHAREHOLDER GUIDE

Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?

The High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

⬛	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
⬛	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
⬛	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
⬛	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
⬛	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
⬛	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
⬛	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.

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⬛	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
⬛	Redemptions of shares representing seed capital investments by Goldman Sachs or its affiliates.
⬛	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an intermediary in an omnibus or other group account, the Trust relies on the intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. Please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
⬛	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

The Trust reserves the right to:

⬛	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

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Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of shares of the High Yield Municipal Fund and certain other Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for 60 days or less (30 days or less with respect to certain other Goldman Sachs Funds offered in other prospectuses), subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

37

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the High Yield Municipal Fund imposes a redemption fee on redemptions made within 60 days of purchase and certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase, subject to certain exceptions as described herein with respect to the High Yield Municipal Fund or in those Goldman Sachs Funds’ prospectuses. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee with respect to the High Yield Municipal Fund, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How to Buy Shares—How Are Shares Priced?”

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

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SHAREHOLDER GUIDE

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequence of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its income. The Funds expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by those Funds. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Funds are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.

You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized

40

TAXATION

on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of (such as pursuant to a dividend reinvestment in shares of that Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, any distributions of interest income that are not exempt-interest dividends will be subject to withholding when paid to non-U.S. investors.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

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Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investment.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders; and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Fundamental Policies.  As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Short Duration Tax-Free, Dynamic Municipal Income and High Yield Municipal Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income

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APPENDIX A

for federal income tax purposes), and, in the case of the Short Duration Tax-Free Fund is not a tax preference item under the federal alternative minimum tax.

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

The High Yield Municipal and Dynamic Municipal Income Funds may invest in non-investment grade fixed income securities (i.e., securities rated BB+ or Ba1 or below (or comparable unrated securities) commonly referred to as “junk bonds”). Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities. Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

See “Non-Investment Grade Fixed Income Securities” in “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques.”

Risks of Derivative Investments.  The Funds may invest in derivative instruments including, without limitation, options, futures, options on futures, forwards, swaps, interest rate caps, floors and collars. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transaction and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside

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of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which some or all of the Funds may invest include:

⬛	Domestic securities that are not readily marketable
⬛	Certain municipal leases and participation interests
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Funds. The new rule may potentially impact the Funds’ performance and ability to achieve their respective investment objectives. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

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APPENDIX A

The Funds may invest more than 20% of their respective Net Assets in taxable investments and cash items and, with respect to the High Yield Municipal Fund, more than 35% of its Net Assets, in high grade securities and cash items under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Municipal Securities.  The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is

45

risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

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U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. While asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Corporate Debt Obligations; Trust Preferred Securities and Convertible Securities.   The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters.  The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may

47

be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest.

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APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

⬛	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
⬛	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When

49

purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed).

Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  Certain Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a

50

APPENDIX A

predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the

51

foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a

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APPENDIX A

creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

53

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Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class P Shares had not commenced operations as of the end of the Funds’ fiscal year, financial highlights are not available. The information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The financial statements for the fiscal period ended September 30, 2017 are unaudited.

55

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$15.46	$0.24	$0.23	$0.47	$(0.23)
2017 - C	15.47	0.18	0.23	0.41	(0.17)
2017 - Institutional	15.46	0.26	0.24	0.50	(0.26)
2017 - Service	15.54	0.23	0.23	0.46	(0.22)
2017 - Investor(e)	15.45	0.26	0.23	0.49	(0.25)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	15.69	0.52	(0.25)	0.27	(0.50)
2017 - C	15.69	0.41	(0.25)	0.16	(0.38)
2017 - Institutional	15.68	0.58	(0.25)	0.33	(0.55)
2017 - Service	15.77	0.50	(0.25)	0.25	(0.48)
2017 - Investor(e)	15.67	0.56	(0.24)	0.32	(0.54)
2016 - A	15.81	0.56	(0.14)	0.42	(0.54)
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)
2016 - Investor(e)	15.79	0.60	(0.15)	0.45	(0.57)
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - Investor(e)	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - Investor(e)	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - Investor(e)	15.71	0.64	0.41	1.05	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

56

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.70	3.07%	$267,126	0.77	%(d)	0.91	%(d)	3.02	%(d)	4%
15.71	2.69	44,496	1.52	(d)	1.66	(d)	2.28	(d)	4
15.70	3.25	1,000,338	0.43	(d)	0.56	(d)	3.37	(d)	4
15.78	2.99	36	0.93	(d)	1.06	(d)	2.88	(d)	4
15.69	3.21	108,682	0.52	(d)	0.65	(d)	3.27	(d)	4

15.46	1.73	218,699	0.78		0.98		3.34		28
15.47	1.04	42,353	1.53		1.73		2.59		28
15.46	2.13	774,777	0.44		0.64		3.67		28
15.54	1.57	36	0.94		1.14		3.19		28
15.45	2.03	65,306	0.53		0.73		3.57		28
15.69	2.70	177,985	0.78		0.99		3.62		15
15.69	1.86	30,116	1.54		1.75		2.87		15
15.68	2.98	486,485	0.44		0.65		3.96		15
15.77	2.53	36	0.94		1.16		3.46		15
15.67	2.95	9,684	0.53		0.74		3.87		15
15.81	6.00	172,221	0.78		1.01		3.79		14
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16

57

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.35	$0.19	$0.21	$0.40	$(0.18)
2017 - C	9.35	0.16	0.21	0.37	(0.15)
2017 - Institutional	9.36	0.20	0.21	0.41	(0.20)
2017 - Investor(e)	9.37	0.20	0.21	0.41	(0.20)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.36	0.47	(0.06)	0.41	(0.42)
2017 - C	9.36	0.40	(0.06)	0.34	(0.35)
2017 - Institutional	9.36	0.49	(0.04)	0.45	(0.45)
2017 - Investor(e)	9.37	0.50	(0.05)	0.45	(0.45)
2016 - A	9.34	0.46	(0.02)	0.44	(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - Investor(e)	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - Investor(e)	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - Investor(e)	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - Investor(e)	8.91	0.45	0.58	1.03	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

58

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.57	4.34%	$237,063	0.85	%(d)	0.92	%(d)	4.02	%(d)	4%
9.57	3.95	61,640	1.60	(d)	1.67	(d)	3.27	(d)	4
9.57	4.39	4,911,753	0.56	(d)	0.58	(d)	4.30	(d)	4
9.58	4.36	46,636	0.60	(d)	0.67	(d)	4.27	(d)	4

9.35	4.48	234,550	0.85		0.92		4.93		31
9.35	3.70	66,772	1.60		1.67		4.18		31
9.36	4.88	4,284,703	0.56		0.58		5.23		31
9.37	4.81	42,152	0.60		0.67		5.25		31
9.36	4.89	262,193	0.86		0.93		4.98		11
9.36	4.11	73,498	1.62		1.68		4.24		11
9.36	5.19	3,754,010	0.57		0.59		5.25		11
9.37	5.15	20,741	0.61		0.68		5.22		11
9.34	9.47	257,803	0.86		0.93		4.89		14
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19

59

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.52	$0.06	$0.05	$0.11	$(0.06)	$—		$(0.06)
2017 - C	10.51	0.04	0.05	0.09	(0.04)	—		(0.04)
2017 - Institutional	10.50	0.08	0.05	0.13	(0.07)	—		(0.07)
2017 - Service	10.50	0.05	0.06	0.11	(0.05)	—		(0.05)
2017 - Investor(e)	10.51	0.08	0.04	0.12	(0.07)	—		(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.56	0.12	(0.05)	0.07	(0.11)	—	(f)	(0.11)
2017 - C	10.55	0.07	(0.05)	0.02	(0.06)	—	(f)	(0.06)
2017 - Institutional	10.54	0.15	(0.05)	0.10	(0.14)	—	(f)	(0.14)
2017 - Service	10.54	0.10	(0.05)	0.05	(0.09)	—	(f)	(0.09)
2017 - Investor(e)	10.55	0.14	(0.05)	0.09	(0.13)	—	(f)	(0.13)
2016 - A	10.59	0.10	(0.04)	0.06	(0.09)	—	(f)	(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(f)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(f)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(f)	(0.08)
2016 - Investor(e)	10.58	0.13	(0.04)	0.09	(0.12)	—	(f)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(f)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(f)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(f)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(f)	(0.07)
2015 - Investor(e)	10.55	0.12	0.02	0.14	(0.11)	—	(f)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (f)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - Investor(e)	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - Investor(e)	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Amount is less than $0.005 per share.

60

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.57	1.03%	$101,654	0.69	%(d)	0.76	%(d)	1.16	%(d)	11%
10.56	0.83	21,642	1.09	(d)	1.51	(d)	0.77	(d)	11
10.56	1.28	4,880,674	0.38	(d)	0.41	(d)	1.47	(d)	11
10.56	1.02	294	0.88	(d)	0.92	(d)	0.98	(d)	11
10.56	1.16	15,204	0.43	(d)	0.50	(d)	1.42	(d)	11

10.52	0.63	124,586	0.70		0.76		1.09		40
10.51	0.23	23,220	1.10		1.51		0.69		40
10.50	0.94	4,448,309	0.39		0.42		1.41		40
10.50	0.44	263	0.89		0.92		0.91		40
10.51	0.88	10,002	0.45		0.51		1.37		40
10.56	0.62	147,949	0.73		0.76		0.98		24
10.55	0.22	33,787	1.13		1.51		0.58		24
10.54	0.86	4,316,949	0.39		0.42		1.32		24
10.54	0.36	161	0.89		0.92		0.82		24
10.55	0.87	3,526	0.48		0.51		1.23		24
10.59	1.01	189,890	0.73		0.76		0.90		24
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28

61

Municipal Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

⬛ By telephone:	1-800-621-2550
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

TFFIPRO-18P	The Funds’ investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

Prospectus

April 20, 2018

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

⬛	Goldman Sachs Emerging Markets Debt Fund

∎	Class P Shares: GAIPX

⬛	Goldman Sachs High Yield Fund

∎	Class P Shares: GGMPX

⬛	Goldman Sachs High Yield Floating Rate Fund

∎	Class P Shares: GGNPX

⬛	Goldman Sachs Investment Grade Credit Fund

∎	Class P Shares: GGBPX

⬛	Goldman Sachs Local Emerging Markets Debt Fund

∎	Class P Shares: GMWPX
⬛	Goldman Sachs Total Emerging Markets Income Fund (formerly Goldman Sachs Dynamic Emerging Markets Debt Fund)

∎	Class P Shares: GSHPX

⬛	Goldman Sachs U.S. Mortgages Fund

∎	Class P Shares: GSBPX

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs Emerging Markets Debt Fund—Summary

Investment Objective

The Goldman Sachs Emerging Markets Debt Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.00%

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses[1]	0.09%
Total Annual Fund Operating Expenses	0.89%
Expense Limitation[2]	(0.04)%
Total Annual Fund Operating Expenses After Expense Limitation	0.85%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024% of the Fund’s average daily net assets through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$87	$280	$489	$1,092

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 89% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.

The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the vola-

tility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations; and
⬛	Repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged), plus or minus 2 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 6.34 and 7.15 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged).

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
∎	Derivatives Risk. The Fund’s use of futures, forwards, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
∎	Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.
∎	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
∎	Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
∎	Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
∎	Sovereign Default Risk. An issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +16.24% Worst Quarter Q4 ‘08 –13.01%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 08/29/03)*
Returns Before Taxes	9.30%	4.04%	7.27%	9.03%
Returns After Taxes on Distributions	7.02%	1.77%	4.86%	6.36%
Returns After Taxes on Distributions and Sale of Fund Shares	5.24%	2.01%	4.67%	6.09%
J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	10.26%	4.58%	7.28%	8.25%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2003; and Ricardo Penfold, Managing Director, has managed the Fund since 2003.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs High Yield Fund—Summary

Investment Objective

The Goldman Sachs High Yield Fund (the “Fund”) seeks a high level of current income and may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 60 calendar days or less)	2.00%

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Other Expenses[1]	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.73%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 93% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including loan participations.

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).

The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 3.85 and 4.41 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the high yield securities market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
∎	Derivatives Risk. The Fund’s use of credit default swap indices (or CDX), interest rate futures, forwards and swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
∎	Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
∎	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
∎	Loan-Related Investments Risk. In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

∎	Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +18.66% Worst Quarter Q4 ‘08 –18.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 08/01/97)*
Returns Before Taxes	6.16%	4.82%	6.47%	6.62%
Returns After Taxes on Distributions	3.72%	1.93%	3.47%	3.34%
Returns After Taxes on Distributions and Sale of Fund Shares	3.46%	2.42%	3.76%	3.64%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees or expenses)	7.50%	5.78%	8.08%	6.88%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2009; Michael Goldstein, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2010; and Robert Magnuson, Vice President, Head of High Yield and Bank Loan Research, has managed the Fund since 2014.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs High Yield Floating Rate Fund—Summary

Investment Objective

The Goldman Sachs High Yield Floating Rate Fund (the “Fund”) seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses[1]	0.07%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.64%
Fee Waiver and Expense Limitation[2]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.62%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.104% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$63	$203	$355	$796

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 55% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.”

The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.

Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.

The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 0.09 and 1.76 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.

The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
∎

Derivatives Risk.  The Fund’s use of credit default swaps, total return swaps, futures, forwards and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

∎	Floating and Variable Rate Obligations Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

∎	Foreign Risk. Foreign investments may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of instruments denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
∎	Loan-Related Investments Risk. In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

∎	Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
∎	Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q1 ‘12 +2.75% Worst Quarter Q4 ‘15 –1.68%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	Since Inception
Institutional Shares (Inception 03/31/11)*
Returns Before Taxes	3.51%	3.34%	3.52%
Returns After Taxes on Distributions	1.73%	1.57%	1.86%
Returns After Taxes on Distributions and Sale of Fund Shares	2.00%	1.74%	1.97%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees or expenses)**	4.25%	4.16%	4.34%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.
**	Effective October 1, 2016, the Credit Suisse Leveraged Loan Index replaced the Bloomberg Barclays U.S. High Yield Loans Index as the Fund’s benchmark because the Bloomberg Barclays U.S. High Yield Loans Index was discontinued.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Michael Goldstein, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2011; Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since January, 2018; Ken Yang, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since January, 2018; and Peter Campo, Managing Director, High Yield and Bank Loans team, has managed the Fund since March, 2018.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs Investment Grade Credit Fund—Summary

Investment Objective

The Goldman Sachs Investment Grade Credit Fund (the “Fund”) seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.34%
Other Expenses[1]	0.12%
Total Annual Fund Operating Expenses	0.46%
Expense Limitation[2]	(0.08)%
Total Annual Fund Operating Expenses After Expense Limitation	0.38%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$39	$140	$250	$571

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 63% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Ratings Services (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia)

and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Bloomberg Barclays U.S. Credit Index as its performance benchmark, but the Fund will not attempt to replicate the Bloomberg Barclays U.S. Credit Index. The Fund may, therefore, invest in securities that are not included in the Bloomberg Barclays U.S. Credit Index.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 6.63 and 7.37 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s portfolio management team seeks to build a portfolio consisting of their “best ideas” across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio management team may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Credit Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).
∎	Derivatives Risk. The Fund’s use of interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
∎	Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
∎	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎	Municipal Securities Risk. Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).
∎	U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +10.11% Worst Quarter Q3 ‘08 –8.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 11/03/03)*
Returns Before Taxes	6.48%	3.23%	4.88%	4.83%
Returns After Taxes on Distributions	5.00%	1.49%	2.93%	2.94%
Returns After Taxes on Distributions and Sale of Fund Shares	3.65%	1.71%	3.05%	3.03%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees or expenses)	6.18%	3.23%	5.42%	5.10%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Manager:  Ben Johnson, CFA, Managing Director, Head of Investment Grade Credit team, has managed the Fund since 2003.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs Local Emerging Markets Debt Fund—Summary

Investment Objective

The Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.00%

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.01%
Expense Limitation[2]	(0.10)%
Total Annual Fund Operating Expenses After Expense Limitation	0.91%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$93	$312	$548	$1,227

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 111% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.

The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations; and
⬛	Repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 4.06 and 5.10 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged).

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
∎	Derivatives Risk. The Fund’s use of structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
∎	Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.
∎	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
∎	Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

∎	Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Funds’ Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
∎	Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
∎	Sovereign Default Risk. An issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +16.35% Worst Quarter Q3 ‘11 –10.83%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	Since Inception
Institutional Shares (Inception 02/15/08)*
Returns Before Taxes	16.71%	–2.42%	1.63%
Returns After Taxes on Distributions	14.45%	–4.29%	–0.32%
Returns After Taxes on Distributions and Sale of Fund Shares	10.05%	–2.41%	0.65%
J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	15.21%	–1.55%	3.45%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2008; and Ricardo Penfold, Managing Director, has managed the Fund since 2008.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs Total Emerging Markets Income Fund—Summary

Investment Objective

The Goldman Sachs Total Emerging Markets Income Fund (formerly Goldman Sachs Dynamic Emerging Markets Debt Fund) (the “Fund”) seeks current income and as a secondary objective the Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses[1]	1.19%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	2.10%
Fee Waiver and Expense Limitation[2]	(1.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.85%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$87	$537	$1,013	$2,331

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 142% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, exchange-traded funds (“ETFs”), futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

The Investment Adviser seeks to build a portfolio across the emerging markets consistent with the Fund’s overall risk budget as well as top-down and bottom-up investment views. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities for the Investment Adviser to dynamically adjust the Fund’s investments within and across asset classes.

Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a security’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact country, sector and industry weightings. The largest weightings in the Fund’s portfolio are given to securities the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio relative risk. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating securities.

Fixed Income Investments.  The Fund may invest in all types of foreign and emerging market country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations;
⬛	Repurchase agreements with respect to the foregoing; and
⬛	Affiliated and unaffiliated investment companies (including ETFs) with similar economic exposures to the foregoing.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.

Equity Investments.  The Fund may invest in a diversified portfolio of equity investments in emerging market country issuers. Such equity investments may include affiliated and unaffiliated investment companies (including ETFs), futures and other instruments with similar economic exposures.

Other Investments.  The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies. The Fund can invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An emerging market country issuer is an issuer economically tied to an emerging market country.

The Fund’s benchmark index is the Total Emerging Markets Income Fund Composite Index, which is comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%).

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

⬛	Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
⬛	Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk. The Fund’s use of futures, forwards, foreign currency forwards, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
⬛	Expenses Risk. By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
⬛	Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.
⬛	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
⬛	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
⬛	Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
⬛	Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

⬛	Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Funds’ Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Sector Risk. To the extent the Fund focuses its investments in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions or developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
⬛	Sovereign Default Risk. An issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.
⬛	Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of certain broad-based securities market indices and to the Dynamic Emerging Markets Debt Fund Composite Index, a custom benchmark comprised of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (25%). Through December 26, 2017, the Fund had been known as the Goldman Sachs Dynamic Emerging Markets Debt Fund, and its investment objective and certain of its strategies differed. Performance information prior to this date reflects the Fund’s former investment objective and strategies. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to December 26, 2017. In addition, effective December 27, 2017, the Fund’s benchmark changed from the Dynamic Emerging Markets Debt Fund Composite Index to the Total Emerging Markets Income Fund Composite Index, a custom benchmark comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%). The Investment Adviser believes that the Total Emerging Markets Income Fund Composite Index is a more appropriate benchmark against which to measure the performance of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q1 ‘16 +7.36% Worst Quarter Q3 ‘15 –6.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	Since Inception
Institutional Shares (Inception 05/31/13)*
Returns Before Taxes	13.86%	1.88%
Returns After Taxes on Distributions	11.95%	0.16%
Returns After Taxes on Distributions and Sale of Fund Shares	8.33%	0.78%
Total Emerging Markets Income Fund Composite Index	12.48%	2.25%
Dynamic Emerging Markets Debt Fund Composite Index	12.15%	2.19%
J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	15.21%	-1.00%
J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	10.26%	5.69%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	7.96%	4.94%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged)	37.28%	5.38%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Manager:  Samuel Finkelstein, Managing Director, Global Head of Emerging Markets Strategies, has managed the Fund since 2013 and Raymond Chan, CFA, Managing Director, has managed the Fund since 2017.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Goldman Sachs U.S. Mortgages Fund—Summary

Investment Objective

The Goldman Sachs U.S. Mortgages Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.34%
Other Expenses[1]	0.18%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and Expense Limitation[2]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.44%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$45	$165	$296	$679

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 863% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers. The Fund may also invest in mortgage dollar rolls, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities.

The Fund’s investments must be rated, at the time of purchase, at least BBB– by Standard & Poor’s Ratings Services (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Securitized Bond Index plus or minus 0.5 years, and over the past five years ended June 30, 2017, the duration of this Index has ranged between 2.26 and 5.02 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Securitized Bond Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

∎	Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).
∎	Derivatives Risk. The Fund’s use of interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.
∎	Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
∎	Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
∎

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

∎	U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the U.S. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘09 +4.84% Worst Quarter Q1 ‘08 –2.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 11/03/03)*
Returns Before Taxes	1.82%	2.10%	3.64%	3.99%
Returns After Taxes on Distributions	0.70%	0.98%	2.40%	2.62%
Returns After Taxes on Distributions and Sale of Fund Shares	1.04%	1.09%	2.31%	2.56%
Bloomberg Barclays U.S. Securitized Bond Index (reflects no deduction for fees or expenses)	2.51%	2.04%	3.81%	4.11%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Peter D. Dion, CFA, Vice President, has managed the Fund since 2003; Christopher J. Creed, Managing Director, has managed the Fund since 2009; Christopher J. Hogan, CFA, Managing Director, has managed the Fund since 2009; and Matthew T. Kaiser, Managing Director, has managed the Fund since 2015.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 32 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 32 of the Prospectus.

Single Sector Fixed Income Funds –

Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund each seek a high level of total return consisting of income and capital appreciation. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The High Yield Floating Rate Fund seeks a high level of current income. The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index. The Total Emerging Markets Income Fund seeks current income and as a secondary objective the Fund seeks capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

Emerging Markets Debt Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.

The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations; and
⬛	Repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging market countries, measured at the time of purchase. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 6.34 and 7.15 years.

The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of emerging countries.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

High Yield Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including:

⬛	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
⬛	Convertible and non-convertible corporate debt obligations
⬛	Loan participations
⬛	Custodial receipts
⬛	Municipal securities
⬛	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 3.85 and 4.41 years. The Fund may invest in all types of fixed income securities.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the high yield securities market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate,

INVESTMENT MANAGEMENT APPROACH

non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

High Yield Floating Rate Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds”. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.

Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.

The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 0.09 and 1.76 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).

The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analyst and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.

The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the United States dollar-denominated leveraged loan market. This Index is unmanaged and is not available for direct investment.

Investment Grade Credit Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and Municipal Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Bloomberg Barclays U.S. Credit Index as its performance benchmark, but the Fund will not attempt to replicate the Bloomberg Barclays U.S. Credit Index. The Fund may, therefore, invest in securities that are not included in the Bloomberg Barclays U.S. Credit Index.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 6.63 and 7.37 years.

The Fund’s portfolio management team seeks to build a portfolio consisting of their “best ideas” across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio management team may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and noncorporates (sovereign, supranational, foreign agencies, and foreign local governments).

Local Emerging Markets Debt Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities of issuers in emerging countries, denominated in the local currency of such emerging countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.

The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations; and
⬛	Repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

The Fund may also make currency investments, particularly longer-dated forward contracts, that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective. These instruments include credit linked notes, financial futures contracts, forward contracts and swap transactions, as well as other types of derivatives or structured securities. The Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of

INVESTMENT MANAGEMENT APPROACH

$1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied economically to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging market countries, measured at the time of purchase. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2017, the duration of this Index has ranged between 4.06 and 5.10 years.

Portfolio Construction.  Currently, the Investment Adviser’s emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Investment Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection.

Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.

Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the price is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the yield offers significant compensation for the additional risk.

Other.  The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities and other instruments with similar economic exposures, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an index of debt instruments of emerging countries.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Total Emerging Markets Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, ETFs, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

The Investment Adviser seeks to build a portfolio across the emerging markets consistent with the Fund’s overall risk budget as well as top-down and bottom-up investment views. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities for the Investment Adviser to dynamically adjust the Fund’s investments within and across asset classes.

Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a security’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact country, sector and industry weightings. The largest weightings in the Fund’s portfolio are given to securities the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio relative risk. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating securities.

Fixed Income Investments.  The Fund may invest in all types of foreign and emerging market country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations;
⬛	Repurchase agreements with respect to the foregoing; and
⬛	Affiliated and unaffiliated investment companies (including ETFs) with similar economic exposures to the foregoing.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.

Equity Investments.  The Fund may invest in a diversified portfolio of equity investments in emerging market country issuers. Such equity investments may include affiliated and unaffiliated investment companies (including ETFs), futures and other instruments with similar economic exposures.

Other Investments.  The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies. The Fund can invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

INVESTMENT MANAGEMENT APPROACH

An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to an emerging market country, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in an emerging market country;
⬛	Has its principal office in an emerging market country;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries;
⬛	Maintains 50% or more of its assets in one or more emerging market countries; or
⬛	Is otherwise determined to be economically tied to an emerging market country by the Investment Adviser in its discretion.

For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund’s benchmark index is the Total Emerging Markets Income Fund Composite Index, which is comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%). The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2017 the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This Index offers an exhaustive representation of the emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds. The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

U.S. Mortgages Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in Mortgage-Backed Securities of U.S. issuers. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities, asset-backed securities and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities. For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.

The Fund’s investments must be rated, at the time of purchase, at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Securitized Bond Index plus or minus 0.5 years, over the last five years ended June 30, 2017, the duration of this Index has ranged between 2.26 and 5.02 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Securitized Bond Index. The Bloomberg Barclays U.S. Securitized Bond Index is a composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities.

ALL FUNDS

“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, exchange-traded funds (“ETFs”) and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

GSAM’s Fixed Income Investing Philosophy—Emerging Markets Debt Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund, and U.S. Mortgages Fund:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1.  Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2.  Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3.  Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams’ consistent with a Fund’s overall risk and return objectives.

INVESTMENT MANAGEMENT APPROACH

4.  Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

GSAM’s Global Corporate Credit Investment Philosophy—High Yield Fund and High Yield Floating Rate Fund:

The Investment Adviser’s Global Corporate Credit investment process revolves around four key elements:

1.  Research and evaluate prospective investments—Investment idea generation begins with the Investment Adviser’s portfolio managers, credit analysts and traders through a combination of the following:

⬛	Fundamental research;
⬛	A focus on market conditions and pricing trends; and
⬛	Quantitative research, and/or news and market events.

Ideas are subjected to extensive financial, business and legal due diligence before security selection recommendations are arrived at.

2.  Identify best ideas and formulate strategy—The Global Corporate Investment Team—a group of the Investment Adviser’s senior credit experts—meets weekly to discuss and evaluate individual credit ideas and existing risk exposures. The Team formulates broad strategic themes based on sector views, market developments and trends.

3.  Construct portfolio—The portfolio managers construct the portfolio based on a combination of the following:

⬛	Relative value analysis of security selection recommendations;
⬛	Top-down scenario analysis to incorporate macroeconomic views and market technicals into the investment selection process; and
⬛	Diversification across market segments, industry sectors and instrument types to mitigate risk and account for the likelihood that investments will “pay-off” at different times.

Positions are sized based upon the risk and return profiles of the investments, accounting for:

⬛	Liquidity of underlying instruments,
⬛	Structural complexity that is difficult to model,
⬛	Cash flow uncertainty, and/or
⬛	Significant downside potential.

4.  Monitor risk and manage the portfolio on an ongoing basis

⬛	Conduct regular performance, operational and risk reviews.
⬛	Evaluate exit opportunities.
⬛	Risk (both before and after an investment is made) and returns will be monitored by both the portfolio managers and the independent risk oversight team.

ADDITIONAL FEES AND EXPENSES INFORMATION

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the funds.

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s Summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website portfolio holdings information as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
—	Not permitted

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund	U.S. Mortgages Fund
Investment Practices
Borrowings	33 1⁄3	33 1⁄3	33 1⁄2	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3
Credit, Interest Rate and Total Return Swaps	•	•	•	•	•	•	•
Cross Hedging of Currencies	•	•	•	•	•	•	—
Currency Swaps	•	•	•	•	•	•	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•	•
Equity and Index Swaps						•
Foreign Currency Transactions	•	•	•	•[4]	•	•	•
Futures Contracts	•	•	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15	15	15
Initial Public Offerings (“IPOs”)						•
Interest Rate Caps, Floors and Collars	•	•	•	•	•	•	•
Investment Company Securities (including ETFs)[1]	10	10	10	10	10	10	10
Mortgage Dollar Rolls	—	—	—	•	—	—	•
Mortgage Swaps	—	•	•	•	—	—	•
Options[2]	•	•	•	•	•	•	•
Options on Foreign Currencies[3]	•	•	•	•	•	•	—
Repurchase Agreements	•	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•	•
Unseasoned Companies						•
When-Issued Securities and Forward Commitments	•	•	•	•	•	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the instrument.
[1]	This percentage limitation does not apply to the Funds’ investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[2]	The Funds may sell call and put options and purchase call and put options on securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which they may invest.
[3]	The applicable Funds may purchase and sell call and put options on foreign currencies.
[4]	The Investment Grade Credit Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.

10	Percent of total assets (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
—	Not permitted*

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund	U.S. Mortgages Fund
Investment Securities

Asset-Backed Securities	•	•	—	•	•	•	•

Bank Obligations	•	•	•	•	•	•	•

Collateralized Loan Obligations	•	•	•	•	•	•	•

Convertible Securities	•	•	•	•	•	•	—

Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•	•	•	•

Depository Receipts						•

Emerging Country Securities	•	25[3]	•	10[3]	•	•	—

Equity Investments						•

Fixed Income Securities						•

Floating and Variable Rate Obligations	•	•	80+[8]	•	•	•	•

Foreign Securities[1]	•	•[4]	•	•[4]	•	•	•[4]

Loans and Loan Participations	•	•	•	•	•	•	—

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	—	•	—	•	•

Collateralized Mortgage Obligations	—	•	—	•	—	•	•

Fixed Rate Mortgage Loans	—	•	—	•	—	•	•

Government Issued Mortgage-Backed Securities	—	•	—	•	—	•	•

Multiple Class Mortgage-Backed Securities	—	•	—	•	—	•	•

Privately Issued Mortgage-Backed Securities	—	•	—	•	—	•	•

Stripped Mortgage-Backed Securities	—	•	—	•	—	•	•

Non-Investment Grade Fixed Income Securities	•	80+[5]	•	—[6]	•	•	—[6]

Participation Notes						•

Preferred Stock, Warrants and Rights	•	•	•	•	•	•	—

Real Estate Investment Trusts (“REITs”)						•

Second Lien Loans	•	•	•	•	•	•	—

Senior Loans	•	•	•	•	•	•	—

Structured Securities (which may include credit linked notes)[2]	•	•	•	•	•	•	•

Taxable Municipal Securities	•	•	—	•	•	•	•

Tax-Free Municipal Securities	•	•	—	•	•	•	•

Temporary Investments	•[7]	•[7]	•	•	•[7]	•	•

U.S. Government Securities	•	•	•	•	•	•	•

*	Each Fund may, however, invest securities lending collateral (if applicable) in registered or unregistered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investment in fixed income securities. For the Total Emerging Markets Income Fund, limited to 15% of net assets (together with other illiquid securities) for all investments that are not deemed liquid.
[3]	Of each of the High Yield Fund’s and Investment Grade Credit Fund’s foreign securities investments, 25% and 10%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.
[4]	The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If the High Yield Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation. The Investment Grade Credit Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk). The U.S. Mortgages Fund currently intends to invest not more than 5% of its total assets in foreign securities (including securities not denominated in U.S. dollars), and will seek to hedge such investments against currency risk.
[5]	The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.
[6]	The Investment Grade Credit and U.S. Mortgages Funds may not purchase securities that are rated below BBB– or Baa3 but may own such a security, if the security is downgraded after purchase.
[7]	The Emerging Markets Debt, High Yield and the Local Emerging Markets Debt Funds may for this purpose invest in investment grade and high grade securities without limit.
[8]	The High Yield Floating Rate Fund will invest, under normal circumstances, at least 80% of its Net Assets in floating rate loans and other floating or variable rate obligations rated below investment grade.

Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund	U.S. Mortgages Fund

Asset Allocation						•

Banking Industry						•

Call/Prepayment	•	•	•	•	•	•	•

Conflict of Interest			✓

Counterparty	✓				✓	✓

Credit/Default	✓	✓	✓	✓	✓	✓	✓

Currency						•

Depositary Receipts						•

Derivatives	✓	✓	✓	✓	✓	✓	✓

Distressed Debt	•	•	•		•	•

Emerging Countries	✓	•	•	•	✓	✓

Expenses						✓

Extension	•	•	•	•	•	•	•

Floating and Variable Rate Obligations	•	•	✓	•	•	•	•

Foreign	✓	✓	✓	✓	✓	✓	•

Foreign Custody						•

Geographic	•				•	•

Interest Rate	✓	✓	•	✓	✓	✓	✓

Investment Style						•

IPO						•

Large Shareholder Transactions	✓	✓	✓	✓	✓	✓	✓

Liquidity	✓	✓	✓	•	✓	✓	•

Loan-Related Investments	•	✓	✓	•	•	•

Management	•	•	•	•	•	•	•

Market	•	•	✓	•	•	✓	•

Mid-Cap and Small-Cap						•

Mortgage-Backed and Other Asset-Backed Securities		•		•		•	✓

Municipal Securities	•	•		✓	•	•	•

NAV	•	•	•	•	•	•	•

Non-Diversification	✓				✓

Non-Hedging Foreign Currency Trading	•	•	•	•	✓	✓

Non-Investment Grade Fixed Income Securities	✓	✓	✓	•	✓	✓

Participation Notes						•

Sector	•				•	✓

Sovereign Default

Economic	✓	•	•	•	✓	✓

Political	✓	•	•	•	✓	✓

Repayment	✓	•	•	•	✓	✓

Stock						✓

U.S. Government Securities	•	•	•	✓	•	•	✓

⬛	Asset Allocation Risk—The Fund’s allocations to the various asset classes may cause the Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate Fund assets to asset classes that perform poorly or underperform other investments under various market conditions.
⬛	Banking Industry Risk—An adverse development in the banking industry may affect the value of the Total Emerging Markets Income Fund’s investments more than if the Fund was not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.
⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
⬛	Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
⬛	Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
⬛	Currency Risk—Changes in currency exchange rates may adversely affect the value of the Total Emerging Markets Income Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Total Emerging Markets Income Fund does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For certain emerging market currencies, suitable hedging instruments may not be available.
⬛	Depositary Receipts Risk—Foreign securities may trade in the form of depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and Taiwanese Depositary Receipts (“TDRs”) (collectively “Depositary Receipts”). To the extent the Total Emerging Markets Income Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
⬛

Derivatives Risk—A Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives

RISKS OF THE FUNDS

are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Distressed Debt Risk—When a Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
⬛	Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
⬛	Expenses Risk—By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Funds may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Custody Risk—The Total Emerging Markets Income Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
⬛	Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, expropriation, trade restrictions (including tariffs), and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. A Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
⬛	Geographic Risk—If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
⬛	Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Total Emerging Markets Income Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
⬛	IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

RISKS OF THE FUNDS

⬛	Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs & Co. LLC (“Goldman Sachs”) affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio.
⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Funds that invest in non-investment grade fixed income securities and/or emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Funds to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. A Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Total Emerging Markets Income Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The Investment Grade Credit, High Yield and U.S. Mortgages Funds may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

RISKS OF THE FUNDS

⬛	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk and interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛	Non-Diversification Risk—The Emerging Markets Debt and Local Emerging Markets Debt Funds are non-diversified, meaning that each Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
⬛	Non-Hedging Foreign Currency Trading Risk—Each Fund (except U.S. Mortgages Fund) may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to a Fund. Some of these transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Participation Notes Risk—The Total Emerging Markets Income Fund may use participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are designed to track the return of a particular underlying equity or debt security, currency, or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. In addition, the Total Emerging Markets Income Fund has no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.
⬛	Sector Risk—To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

⬛	Sovereign Default Risk—The issuer of the non-U.S. sovereign debt held by a Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
⬛	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
⬛	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
⬛	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short- term debt or exports, and an unsustainable exchange rate structure.
⬛	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities, and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Emerging Markets Debt
200 West Street	High Yield
New York, New York 10282	High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
Total Emerging Markets Income
U.S. Mortgages

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCM”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2017*
Emerging Markets Debt	0.80%	First $2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
High Yield	0.70%	First $2 Billion	0.67%
	0.63%	Next $3 Billion
	0.60%	Next $3 Billion
	0.59%	Over $8 Billion
High Yield Floating Rate	0.60%	First $1 Billion	0.53%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion
Investment Grade Credit	0.34%	First $1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion
Local Emerging Markets Debt	0.80%	First $2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
Total Emerging Markets Income	0.80%	First $2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
U.S. Mortgages	0.34%	First $1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to waive a portion of its management fees payable by the High Yield Fund, High Yield Floating Rate Fund and U.S. Mortgages Fund in an amount equal to any management fees each Fund earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

Prior to July 28, 2017, the management fee rates for the Total Emerging Markets Income Fund and Local Emerging Markets Debt Fund were 0.90% on the first $2 billion of average daily net assets, 0.81% on the next $3 billion of average daily net assets, 0.77% on the next $3 billion of average daily net assets, and 0.75% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the management fee rates for the Investment Grade Credit Fund and U.S. Mortgages Fund were 0.40% on the first $1 billion of average daily net assets, 0.36% on the next $1 billion of average daily net assets, 0.34% on the next $3 billion of average daily net assets, 0.33% on the next $3 billion of average daily net assets, and 0.32% on amounts over $8 billion of average daily net assets.

In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

SERVICE PROVIDERS

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024%, 0.024%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074% of the average daily net assets for the Total Emerging Markets Income, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2017 is available in the Funds’ semi-annual report dated September 30, 2017

FUND MANAGERS

Fixed Income Portfolio Management Team

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios. With respect to the Total Emerging Markets Income Fund, Raymond Chan, CFA, has joint responsibility for asset allocation decisions and is not responsible for security selection.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Rachel C. Golder Managing Director, Co-Head of High Yield & Bank Loans	Portfolio Manager— High Yield High Yield Floating Rate	Since 2009 2018	Ms. Golder is a Co-Head of the High Yield and Bank Loans team. Ms. Golder joined the Investment Adviser in 1997 as a founder of the Investment Adviser’s High Yield team.
Michael Goldstein Managing Director, Co-Head High Yield & Bank Loans	Portfolio Manager— High Yield High Yield Floating Rate	Since 2010 2011	Mr. Goldstein is a Co-Head of the High Yield and Bank Loan team. Mr. Goldstein joined the Investment Adviser in 2010. Prior to joining GSAM he was a partner and director of high yield at Lord Abbett where he was responsible for managing high yield mutual funds and separately managed accounts. Mr. Goldstein joined Lord Abbett in 1997.
Samuel Finkelstein Managing Director, Global Head of Macro Strategies	Portfolio Manager— Total Emerging Markets Income Emerging Markets Debt Local Emerging Markets Debt	Since 2013 2003 2008	Mr. Finkelstein is the Global Head of Macro Strategies, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team. Prior to joining the emerging markets debt team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Mr. Finkelstein joined the Investment Adviser in 1997.
Christopher J. Creed Managing Director	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Creed joined the Investment Adviser in 2008 and is currently co-head of the Global Securitized Investment team and head of the Global Securitized Credit Investment team. He specializes in residential mortgage-backed securities. Prior to joining the Investment Adviser, he was a mortgage trader for eight years in the Securities Division of Goldman Sachs where he traded Agency and Non-Agency CMOs, Mortgage Derivatives, ABS/MBS CDOs and Student Loans.
Christopher J. Hogan, CFA Managing Director	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Hogan is co-head of the Global Securitized Investment team and head of the Agency MBS Investment team. He specializes in agency mortgage-backed securities. Prior to joining the fixed income team in 2003, Mr. Hogan worked in Private Wealth Management at Goldman Sachs.
Ben Johnson, CFA Managing Director	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson is Co-Head of the Global Investment Grade Credit team. Mr. Johnson joined the Investment Adviser in 1998 and specializes in credit research. Prior to joining the Investment Adviser, he worked for Prudential Insurance Company of America where he invested in private placement debt securities.
Matthew Kaiser Managing Director	Portfolio Manager— U.S. Mortgages Fund	Since 2015	Mr. Kaiser is a portfolio manager, primarily responsible for securitized MBS, ABS, and CMBS portfolios, as well as BOLI accounts. Mr. Kaiser joined the Investment Adviser in 2009 and prior to that, he worked for eight years at JPMorgan Chase.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ricardo Penfold Managing Director	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008	Mr. Penfold joined the Investment Adviser in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.
Peter D. Dion, CFA Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Dion is a portfolio manager on the Securitized team. Mr. Dion became a portfolio manager in 1995 and joined the Investment Adviser in 1992.
Robert Magnuson Vice President, Head of High Yield and Bank Loan Research	Portfolio Manager— High Yield	Since 2014	Mr. Magnuson is a member of the High Yield portfolio management team specializing in credit research. Prior to joining the Investment Adviser in 2006, he spent three and a half years as a sell-side high yield analyst at Merrill Lynch and two and a half years in the commercial lending group at Wells Fargo.
Ken Yang, Co-Head of Bank Loans Strategies	Portfolio Manager— High Yield Floating Rate	Since 2018	Mr. Yang is a Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team. Prior to becoming Co-Head of Bank Loan Strategies, Mr. Yang headed the Investment Adviser’s European high yield strategies as a portfolio manager specializing in European credit. Mr. Yang joined the Investment Adviser in 2002 as a research analyst covering Gaming, Lodging, Leisure and Industrials.
Peter Campo, Managing Director	Portfolio Manager— High Yield Floating Rate	Since 2018	Mr. Campo is a member of the High Yield and Bank Loans team. He joined the Investment Adviser in 2018. Prior to joining the Investment Adviser, he worked at Eaton Vance as a portfolio manager and research analyst.

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raymond Chan, CFA Managing Director	Portfolio Manager— Total Emerging Markets Income Fund (Asset Allocation)	Since 2017	Mr. Chan is a senior portfolio manager and head of the Markets team within the Global Portfolio Solutions (“GPS”) Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans,

SERVICE PROVIDERS

commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Emerging Markets Debt	Daily	Monthly	Annually
High Yield	Daily	Monthly	Annually
High Yield Floating Rate	Daily	Monthly	Annually
Investment Grade Credit	Daily	Monthly	Annually
Local Emerging Markets Debt	Daily	Monthly	Annually
Total Emerging Markets Income	Monthly	Monthly	Annually
U.S. Mortgages	Daily	Monthly	Annually

In addition to the net investment income dividends declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

Important Notice:

Class P Shares generally are available to the following investors:

⬛	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
⬛	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
⬛	Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
⬛	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of a Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by a Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your

Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.

What Is My Minimum Investment In The Funds?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. Receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

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Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form with the redemption proceeds reduced by any applicable charges (e.g., redemption fees). Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or

SHAREHOLDER GUIDE

otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

⬛	Shares Purchased by Federal Funds Wire:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
⬛	If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
⬛	Shares Purchased by Check:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
⬛	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?

The Emerging Markets Debt Fund and the Local Emerging Markets Debt Fund will each charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The High Yield Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 days or less. For this purpose, a Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being

SHAREHOLDER GUIDE

redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

⬛	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
⬛	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
⬛	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
⬛	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
⬛	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
⬛	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
⬛	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
⬛	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
⬛	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
⬛	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an intermediary in an omnibus or other group account, the Trust relies on the intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. Please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
⬛	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

The Trust reserves the right to:

⬛	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds and certain other Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” if shares are held for either 30 days or less (60 days or less with respect to the High Yield Fund and certain other Goldman Sachs Funds offered in other prospectuses, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses). The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Emerging Markets Debt Fund, High Yield Fund, Local Emerging Markets Debt Fund and certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses and above under “What Do I need to Know About the Redemption Fee?” As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”.

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Shareholders of the Emerging Markets Debt, Local Emerging Markets Debt and Total Emerging Markets Income Funds may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you. If the Funds make such an election the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Local Emerging Markets Debt Fund.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

Each of the Funds described in the Prospectus has a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the durations of Funds’ investment portfolios. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund (other than the High Yield Fund) assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. The High Yield Fund assigns a security, at the time of purchase, the lower of two ratings if the security is rated by two NRSROs, or the middle of three ratings if the security is rated by three NRSROs. For this purpose, each Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

APPENDIX A

B. Other Portfolio Risks

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments.  The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments.  The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries.  Each Fund (except for U.S. Mortgages Fund) may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified

APPENDIX A

percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying a Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging market countries, measured at the time of purchase.

Risks of Investments in Central and South America.  A significant portion of the Emerging Markets Debt, Local Emerging Markets Debt and Total Emerging Markets Income Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on the Funds’ investments in Central and South America.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which some or all of the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests
⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted

APPENDIX A

and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act, such as the Funds. The new rule may potentially impact a Fund’s performance and ability to achieve its investment objective. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  The U.S. Mortgages, Investment Grade Credit, High Yield and Total Emerging Markets Income Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The U.S. Mortgages, Investment Grade Credit, High Yield and Total Emerging Markets Income Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet

APPENDIX A

their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities.  The Emerging Markets Debt Fund, High Yield Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and U.S. Mortgages Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal

APPENDIX A

governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities (except that the U.S. Mortgages Fund may not invest in convertible securities). Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Certain Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Structured Securities and Inverse Floaters.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also

APPENDIX A

provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls.  The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or on any index consisting of securities or other instruments in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (except in the case of the U.S. Mortgages Fund) foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

APPENDIX A

⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Some Funds may also enter into repurchase agreements involving certain foreign government securities. The collateral may consist of any type of security in which a Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions and may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed or received).

Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). Reverse repurchase agreements are generally considered collateralized borrowings. These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its book liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose

APPENDIX A

money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Collateralized Loan Obligations.  The Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by a Fund as liquid securities.

Loan-Related Investments.  The Funds (except U.S. Mortgages Fund) may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Funds may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have

APPENDIX A

a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments.

Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund (except for U.S. Mortgages Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

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Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class P Shares had not commenced operations as of the end of the Funds’ fiscal year, financial highlights are not available. The information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The financial statements for the fiscal period ended September 30, 2017 are unaudited.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$12.73	$0.32	$0.27	$0.59	$(0.31)	$—	$—	$(0.31)
2017 - C	12.72	0.27	0.27	0.54	(0.26)	—	—	(0.26)
2017 - Institutional	12.74	0.34	0.28	0.62	(0.33)	—	—	(0.33)
2017 - Investor(e)	12.74	0.34	0.26	0.60	(0.32)	—	—	(0.32)
2017 - R6	12.74	0.34	0.27	0.61	(0.33)	—	—	(0.33)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	12.25	0.60	0.46	1.06	(0.58)	—	—	(0.58)
2017 - C	12.24	0.50	0.47	0.97	(0.49)	—	—	(0.49)
2017 - Institutional	12.26	0.63	0.47	1.10	(0.62)	—	—	(0.62)
2017 - Investor(e)	12.26	0.61	0.48	1.09	(0.61)	—	—	(0.61)
2017 - R6	12.26	0.60	0.51	1.11	(0.63)	—	—	(0.63)
2016 - A	12.33	0.61	(0.09)	0.52	(0.60)	—	—	(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - Investor(e)	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - Investor(e)	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - Investor(e)	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - Investor(e)	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.01	4.65%	$102,285	1.22	%(d)	1.23	%(d)	4.94	%(d)	43%
13.00	4.26	34,032	1.96	(d)	1.97	(d)	4.18	(d)	43
13.03	4.82	2,012,242	0.87	(d)	0.89	(d)	5.29	(d)	43
13.02	4.78	135,773	0.96	(d)	0.97	(d)	5.21	(d)	43
13.02	4.83	39,022	0.86	(d)	0.87	(d)	5.31	(d)	43

12.73	8.79	103,548	1.23		1.24		4.73		89
12.72	7.98	32,597	1.98		1.99		3.94		89
12.74	9.15	1,656,148	0.89		0.90		4.95		89
12.74	9.05	85,556	0.98		0.99		4.79		89
12.74	9.17	28,593	0.87		0.88		4.76		89
12.25	4.43	109,830	1.23		1.27		5.02		99
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(d)	0.92	(d)	5.84	(d)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97

GOLDMAN SACHS HIGH YIELD FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$6.57	$0.17	$0.03	$0.20	$(0.17)	$—	$—	$(0.17)
2017 - C	6.57	0.14	0.03	0.17	(0.14)	—	—	(0.14)
2017 - Institutional	6.58	0.18	0.03	0.21	(0.18)	—	—	(0.18)
2017 - Service	6.56	0.16	0.03	0.19	(0.16)	—	—	(0.16)
2017 - Investor(f)	6.58	0.18	0.02	0.20	(0.17)	—	—	(0.17)
2017 - R	6.56	0.16	0.03	0.19	(0.16)	—	—	(0.16)
2017 - R6	6.59	0.18	0.03	0.21	(0.18)	—	—	(0.18)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	6.02	0.34	0.55	0.89	(0.34)	—	—	(0.34)
2017 - C	6.03	0.29	0.54	0.83	(0.29)	—	—	(0.29)
2017 - Institutional	6.04	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2017 - Service	6.02	0.33	0.54	0.87	(0.33)	—	—	(0.33)
2017 - Investor(f)	6.03	0.36	0.55	0.91	(0.36)	—	—	(0.36)
2017 - R	6.02	0.32	0.54	0.86	(0.32)	—	—	(0.32)
2017 - R6	6.05	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2016 - A	6.80	0.35	(0.77)	(0.42)	(0.34)	—	(0.02)	(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - Investor(f)	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (Commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (e)	(0.50)
2015 - Investor(f)	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - Investor(f)	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—	(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—	(0.58)
2013 - Investor(f)	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—	(0.57)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.60	3.00%	$205,032	1.05	%(d)	1.07	%(d)	5.12	%(d)	34%
6.60	2.63	40,042	1.80	(d)	1.82	(d)	4.37	(d)	34
6.61	3.19	3,150,758	0.73	(d)	0.73	(d)	5.45	(d)	34
6.59	2.93	12,216	1.22	(d)	1.23	(d)	4.94	(d)	34
6.61	3.14	32,263	0.80	(d)	0.82	(d)	5.37	(d)	34
6.59	2.89	14,820	1.30	(d)	1.32	(d)	4.86	(d)	34
6.62	3.19	396	0.70	(d)	0.71	(d)	5.53	(d)	34

6.57	15.06	232,572	1.07		1.07		5.34		93
6.57	14.02	46,396	1.82		1.82		4.59		93
6.58	15.24	3,410,302	0.73		0.73		5.67		93
6.56	14.70	12,089	1.23		1.23		5.17		93
6.58	15.33	33,482	0.82		0.82		5.64		93
6.56	14.60	14,817	1.32		1.32		5.08		93
6.59	15.25	202,273	0.71		0.71		5.69		93
6.02	(6.33)	340,534	1.05		1.06		5.49		46
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(d)	0.71	(d)	6.02	(d)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.72	$0.19	$(0.04)	$0.15	$(0.18)	$—		$—	$(0.18)
2017 - C	9.72	0.15	(0.03)	0.12	(0.15)	—		—	(0.15)
2017 - Institutional	9.73	0.20	(0.03)	0.17	(0.20)	—		—	(0.20)
2017 - Investor(f)	9.73	0.20	(0.03)	0.17	(0.20)	—		—	(0.20)
2017 - R	9.73	0.17	(0.04)	0.13	(0.17)	—		—	(0.17)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.46	0.37	0.26	0.63	(0.36)	—		(0.01)	(0.37)
2017 - C	9.46	0.30	0.26	0.56	(0.29)	—		(0.01)	(0.30)
2017 - Institutional	9.47	0.40	0.27	0.67	(0.40)	—		(0.01)	(0.41)
2017 - Investor(f)	9.48	0.39	0.26	0.65	(0.39)	—		(0.01)	(0.40)
2017 - R	9.46	0.35	0.27	0.62	(0.34)	—		(0.01)	(0.35)
2016 - A	9.92	0.37	(0.46)	(0.09)	(0.37)	—		—	(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - Investor(f)	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(e)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(e)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(e)	—	(0.38)
2015 - Investor(f)	10.09	0.37	(0.14)	0.23	(0.38)	—	(e)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(e)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - Investor(f)	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37	0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29	0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40	0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - Investor(f)	9.91	0.40	0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35	0.21	0.56	(0.34)	—		(0.01)	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.69	1.49%	$4,549	0.94	%(d)	0.96	%(d)	3.83	%(d)	14%
9.69	1.11	2,447	1.69	(d)	1.70	(d)	3.07	(d)	14
9.70	1.76	4,223,687	0.60	(d)	0.61	(d)	4.15	(d)	14
9.70	1.61	3,445	0.68	(d)	0.70	(d)	4.05	(d)	14
9.69	1.37	12	1.16	(d)	1.18	(d)	3.58	(d)	14

9.72	6.87	7,030	0.95		0.96		3.83		55
9.72	6.07	2,610	1.70		1.71		3.06		55
9.73	7.12	3,896,724	0.61		0.62		4.16		55
9.73	7.02	4,125	0.70		0.71		4.00		55
9.73	6.61	12	1.19		1.20		3.59		55
9.46	(0.89)	6,668	0.95		0.96		3.80		42
9.46	(1.63)	1,760	1.70		1.72		3.09		42
9.47	(0.55)	3,217,752	0.61		0.63		4.17		42
9.48	(0.64)	1,237	0.70		0.72		4.10		42
9.46	(1.13)	11	1.19		1.20		3.60		42
9.92	2.01	6,193	0.94		0.95		3.38		55
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.06	$0.13		$0.21	$0.34	$(0.13)	$—	$(0.13)
2017 - Institutional	9.06	0.15		0.21	0.36	(0.15)	—	(0.15)
2017 - Separate Account Institutional	9.07	0.15		0.21	0.36	(0.15)	—	(0.15)
2017 - Investor(e)	9.07	0.14		0.21	0.35	(0.14)	—	(0.14)
2017 - R6	9.07	0.15		0.21	0.36	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.08	0.27		(0.02)	0.25	(0.27)	—	(0.27)
2017 - Institutional	9.08	0.30	(e)	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Separate Account Institutional	9.09	0.30	(e)	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Investor(e)	9.09	0.29		(0.02)	0.27	(0.29)	—	(0.29)
2017 - R6	9.08	0.30		(0.01)	0.29	(0.30)	—	(0.30)
2016 - A	9.47	0.30		(0.36)	(0.06)	(0.29)	(0.04)	(0.33)
2016 - Institutional	9.48	0.33		(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
2016 - Separate Account Institutional	9.48	0.33		(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - Investor(e)	9.48	0.32		(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2015)	9.13	0.22		(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A	9.39	0.29		0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional	9.39	0.32		0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Separate Account Institutional	9.39	0.32		0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Investor(e)	9.39	0.31		0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A	9.71	0.30		(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional	9.71	0.34		(0.18)	0.16	(0.34)	(0.14)	(0.48)
2014 - Separate Account Institutional	9.71	0.33		(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - Investor(e)	9.71	0.32		(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A	9.53	0.31		0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional	9.53	0.34		0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34		0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Investor(e)	9.53	0.34		0.51	0.85	(0.34)	(0.33)	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.27	3.80%	$11,116	0.72	%(d)	0.85	%(d)	2.86	%(d)	33%
9.27	3.98	169,772	0.38	(d)	0.50	(d)	3.18	(d)	33
9.28	3.98	226,852	0.38	(d)	0.50	(d)	3.18	(d)	33
9.28	3.93	4,291	0.47	(d)	0.59	(d)	3.09	(d)	33
9.28	3.98	17	0.37	(d)	0.49	(d)	3.19	(d)	33

9.06	2.75	32,514	0.72		0.87		2.93		63
9.06	3.10	142,218	0.38		0.53		3.28		63
9.07	3.10	249,971	0.38		0.53		3.28		63
9.07	3.01	4,062	0.47		0.61		3.18		63
9.07	3.23	12	0.38		0.51		3.28		63
9.08	(0.53)	28,037	0.72		0.86		3.28		79
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(d)	0.53	(d)	3.61	(d)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$6.38	$0.17	$0.30	$0.47	$(0.19)	$—	$—	$(0.19)
2017 - C	6.38	0.15	0.29	0.44	(0.17)	—	—	(0.17)
2017 - Institutional	6.37	0.18	0.29	0.47	(0.20)	—	—	(0.20)
2017 - Investor(e)	6.37	0.18	0.29	0.47	(0.20)	—	—	(0.20)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	6.36	0.33	0.04	0.37	—	—	(0.35)	(0.35)
2017 - C	6.37	0.27	0.04	0.31	—	—	(0.30)	(0.30)
2017 - Institutional	6.36	0.34	0.04	0.38	—	—	(0.37)	(0.37)
2017 - Investor(e)	6.35	0.33	0.06	0.39	—	—	(0.37)	(0.37)
2016 - A	6.96	0.34	(0.60)	(0.26)	—	—	(0.34)	(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - Investor(e)	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - Investor(e)	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - Investor(e)	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - Investor(e)	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.66	7.27%	$6,876	1.22	%(d)	1.52	%(d)	5.25	%(d)	47%
6.65	6.88	6,136	1.97	(d)	2.26	(d)	4.56	(d)	47
6.64	7.45	263,924	0.92	(d)	1.17	(d)	5.58	(d)	47
6.64	7.42	6,807	0.97	(d)	1.26	(d)	5.57	(d)	47

6.38	6.21	11,295	1.24		1.48		5.17		111
6.38	5.08	6,202	1.98		2.21		4.27		111
6.37	6.20	332,212	0.91		1.12		5.35		111
6.37	6.30	5,489	0.98		1.21		5.28		111
6.36	(3.54)	140,623	1.25		1.40		5.31		100
6.37	(4.38)	6,574	2.00		2.15		4.58		100
6.36	(3.35)	403,203	0.91		1.06		5.67		100
6.35	(3.45)	9,741	0.99		1.14		5.55		100
6.96	(12.92)	140,301	1.25		1.36		4.76		145
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$8.48	$0.21	$0.27	$0.48	$(0.20)	$—	$—	$(0.20)
2017 - C	8.50	0.17	0.28	0.45	(0.16)	—	—	(0.16)
2017 - Institutional	8.49	0.22	0.28	0.50	(0.21)	—	—	(0.21)
2017 - Investor(e)	8.48	0.22	0.28	0.50	(0.21)	—	—	(0.21)
2017 - R	8.50	0.19	0.29	0.48	(0.19)	—	—	(0.19)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	8.24	0.40	0.23	0.63	(0.22)	(0.10)	(0.07)	(0.39)
2017 - C	8.26	0.32	0.24	0.56	(0.18)	(0.08)	(0.06)	(0.32)
2017 - Institutional	8.27	0.43	0.21	0.64	(0.23)	(0.11)	(0.08)	(0.42)
2017 - Investor(e)	8.25	0.40	0.24	0.64	(0.24)	(0.10)	(0.07)	(0.41)
2017 - R	8.26	0.37	0.24	0.61	(0.20)	(0.10)	(0.07)	(0.37)
2016 - A	8.59	0.36	(0.36)	—	(0.01)	—	(0.34)	(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	—	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	—	(0.37)	(0.38)
2016 - Investor(e)	8.60	0.39	(0.37)	0.02	(0.01)	—	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	—	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	—	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	—	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	—	(0.03)	(0.40)
2015 - Investor(e)	9.44	0.41	(0.86)	(0.45)	(0.36)	—	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	—	(0.03)	(0.35)
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	—	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	—	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	—	(0.11)	(0.36)
2014 - Investor(e) (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	—	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	—	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.76	5.66%	$756	1.22	%(d)	3.10	%(d)	4.81	%(d)	50%
8.79	5.38	146	1.97	(d)	3.90	(d)	3.98	(d)	50
8.78	5.95	22,338	0.88	(d)	2.81	(d)	5.07	(d)	50
8.77	5.91	203	0.97	(d)	2.89	(d)	5.00	(d)	50
8.79	5.63	27	1.47	(d)	3.39	(d)	4.47	(d)	50

8.48	7.76	286	1.23		2.47		4.78		142
8.50	6.95	151	1.98		3.45		3.85		142
8.49	8.00	21,411	0.90		2.06		5.10		142
8.48	8.04	180	0.98		2.35		4.81		142
8.50	7.50	25	1.48		2.72		4.47		142
8.24	0.15	512	1.23		2.98		4.40		98
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179
9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

GOLDMAN SACHS U.S. MORTGAGES FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.45	$0.07	$0.07	$0.14	$(0.12)	$—	$—		$(0.12)
2017 - Institutional	10.47	0.09	0.07	0.16	(0.14)	—	—		(0.14)
2017 - Separate Account Institutional	10.45	0.09	0.07	0.16	(0.14)	—	—		(0.14)
2017 - Investor(f)	10.47	0.09	0.06	0.15	(0.13)	—	—		(0.13)
2017 - R6	10.48	0.09	0.07	0.16	(0.14)	—	—		(0.14)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.68	0.12	(0.11)	0.01	(0.24)	—	—		(0.24)
2017 - Institutional	10.71	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - Separate Account Institutional	10.69	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - Investor(f)	10.71	0.13	(0.10)	0.03	(0.27)	—	—		(0.27)
2017 - R6	10.71	0.19	(0.14)	0.05	(0.28)	—	—		(0.28)
2016 - A	10.74	0.17	0.03	0.20	(0.26)	—	—	(e)	(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - Investor(f)	10.77	0.17	0.06	0.23	(0.29)	—	—	(e)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	—	(e)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	—		(0.27)
2015 - Investor(f)	10.48	0.18	0.37	0.55	(0.26)	—	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	—		(0.25)
2014 - Investor(f)	10.63	0.20	(0.11)	0.09	(0.24)	—	—		(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	—		(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Investor(f)	10.60	0.17	0.31	0.48	(0.26)	(0.19)	—		(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.47	1.33%	$49,646	0.77	%(d)	0.87	%(d)	1.42	%(d)	753%
10.49	1.50	65,402	0.43	(d)	0.53	(d)	1.77	(d)	753
10.47	1.50	216,356	0.43	(d)	0.53	(d)	1.77	(d)	753
10.49	1.46	150,352	0.52	(d)	0.62	(d)	1.68	(d)	753
10.50	1.51	3,965	0.41	(d)	0.51	(d)	1.78	(d)	753

10.45	0.10	47,235	0.77		0.93		1.10		863
10.47	0.35	63,035	0.43		0.59		1.45		863
10.45	0.35	217,648	0.43		0.59		1.45		863
10.47	0.25	143,018	0.50		0.62		1.26		863
10.48	0.46	2,606	0.41		0.53		1.79		863
10.68	1.89	36,465	0.75		0.96		1.58		956
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(d)	0.64	(d)	1.77	(d)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617

Single Sector Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com/summaries.

From time to time, certain announcements and other information regarding the Funds may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or

http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

⬛ By telephone:	1-800-621-2550
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

SSFIPRO-18P	The Funds’ investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

Prospectus

April 20, 2018

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

⬛	Goldman Sachs Bond Fund

∎	Class P Shares: GMVPX

⬛	Goldman Sachs Core Fixed Income Fund

∎	Class P Shares: GAKPX

⬛	Goldman Sachs Global Income Fund

∎	Class P Shares: GGXPX

⬛	Goldman Sachs Strategic Income Fund

∎	Class P Shares: GSOPX

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs Bond Fund—Summary

Investment Objective

The Goldman Sachs Bond Fund (the “Fund”) seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.41%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and Expense Limitation[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.44%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 20, 2019 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 20, 2019. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$45	$172	$310	$712

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 517% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in bonds and other fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, high yield non-investment grade securities (securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be

1

of comparable credit quality). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may also purchase securities of issuers in default.

The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Index, plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 4.81 and 6.08 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  The Fund’s use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

2

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘09 +5.87% Worst Quarter Q3 ‘08 –3.51%

3

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 11/30/06)*
Returns Before Taxes	3.09%	2.44%	4.45%	4.60%
Returns After Taxes on Distributions	1.95%	1.06%	2.83%	2.96%
Returns After Taxes on Distributions and Sale of Fund Shares	1.74%	1.26%	2.82%	2.93%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	3.54%	2.10%	4.00%	4.18%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2006; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 18 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 18 of the Prospectus.

4

Goldman Sachs Core Fixed Income Fund—Summary

Investment Objective

The Goldman Sachs Core Fixed Income Fund (the “Fund”) seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses[1]	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and Expense Limitation[2]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.44%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 20, 2019. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$45	$154	$274	$622

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 363% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities. The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities.

5

The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices.

The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets measured at the time of purchase (“Total Assets”), and 10% of the Fund’s Total Assets may be invested in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Index plus or minus one year, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 4.81 and 6.08 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk.  The Fund’s use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

6

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘09 +8.46% Worst Quarter Q3 ‘08 –4.02%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 1/05/94)*
Returns Before Taxes	3.46%	2.21%	3.61%	5.18%
Returns After Taxes on Distributions	2.32%	1.08%	2.39%	3.28%
Returns After Taxes on Distributions and Sale of Fund Shares	1.95%	1.17%	2.28%	3.23%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	3.54%	2.10%	4.00%	5.30%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

7

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2000; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 18 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 18 of the Prospectus.

8

Goldman Sachs Global Income Fund—Summary

Investment Objective

The Goldman Sachs Global Income Fund (the “Fund”) seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses[1]	0.12%
Total Annual Fund Operating Expenses	0.77%
Expense Limitation[2]	(0.09)%
Total Annual Fund Operating Expenses After Expense Limitation	0.68%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$69	$237	$419	$946

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 289% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:

⬛	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
⬛	Invest in securities of issuers in at least three countries

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⬛	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”).

The fixed income securities in which the Fund may invest include:

⬛	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and custodial receipts therefor
⬛	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
⬛	Corporate debt securities
⬛	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
⬛	Commercial paper
⬛	Privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities

The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of the index has ranged between 5.94 and 6.82 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.

The Fund seeks a return in excess of its benchmark index, the Bloomberg Barclays Global Aggregate Bond Index.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk.  The Fund’s use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

10

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Diversification Risk.  The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sovereign Default Risk.  The issuer of the non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

11

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3‘ 09 +5.48% Worst Quarter Q3 ‘08 –2.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/01/95)*
Returns Before Taxes	2.68%	2.90%	4.15%	5.45%
Returns After Taxes on Distributions	1.76%	1.07%	2.33%	3.15%
Returns After Taxes on Distributions and Sale of Fund Shares	1.51%	1.40%	2.47%	3.28%
Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	3.04%	3.05%	4.16%	5.47%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers:  Andrew Wilson, Managing Director, Co-Head Global Fixed Income and Liquidity Management, has managed the Fund since 1995; and Iain Lindsay, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2001.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 18 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 18 of the Prospectus.

12

Goldman Sachs Strategic Income Fund—Summary

Investment Objective

The Goldman Sachs Strategic Income Fund (the “Fund”) seeks total return comprised of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%
Other Expenses[1]	0.07%
Total Annual Fund Operating Expenses	0.58%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 184% of the average value of its portfolio.

Principal Strategy

The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.

Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging

13

market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.

The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without regard to sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure may vary, and the Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  The Fund’s use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations for non-hedging forward foreign currency transactions may produce significant losses to the Fund. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a

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floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and

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thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Short Position Risk.  The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.

Sovereign Default Risk.  An issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

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Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q3 ‘12 +5.35% Worst Quarter Q3 ‘11 –3.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	Since Inception
Institutional Shares (Inception 6/30/10)*
Returns Before Taxes	–0.17%	1.20%	2.54%
Returns After Taxes on Distributions	–0.63%	–0.04%	1.26%
Returns After Taxes on Distributions and Sale of Fund Shares	0.05%	0.37%	1.43%
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (reflects no deduction for fees or expenses)	1.11%	0.51%	0.48%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Jonathan Beinner, Managing Director, Co-head of GSAM Global Fixed Income and Liquidity Management, has managed the Fund since 2010. Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2010.

Buying and Selling Fund Shares

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 18 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 18 of the Prospectus.

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Multi Sector Fixed Income Funds –

Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

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Investment Management Approach

INVESTMENT OBJECTIVES

The Bond and Core Fixed Income Funds seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The Global Income Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. The Strategic Income Fund seeks total return comprised of income and capital appreciation. Each Fund’s investment may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

Bond Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in bonds and other fixed income securities, including U.S. Government Securities, corporate debt securities, collateralized loan obligations, privately issued Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade securities (securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its Total Assets in emerging countries debt. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may purchase securities of issuers in default.

The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 by at least one NRSRO at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable credit quality).

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Index plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 4.81 and 6.08 years.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

Core Fixed Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices.

The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets, and 10% of the Fund’s Total Assets may be invested in emerging countries debt. Additionally, exposure to

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non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Index plus or minus one year, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 4.81 and 6.08 years.

“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.

The Fund seeks a return in excess of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

Global Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers (foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar). Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:

⬛	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
⬛	Invest in securities of issuers in at least three countries
⬛	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its Total Assets in emerging countries debt.

The fixed income securities in which the Fund may invest include:

⬛	U.S. Government Securities and custodial receipts therefor
⬛	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
⬛	Corporate debt securities
⬛	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
⬛	Commercial paper
⬛	Mortgage-Backed Securities and asset-backed securities
⬛	Collateralized loan obligations

The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays Global Aggregate Index (Gross, USD, Hedged) plus or minus 2.5 years, and over the last five years ended June 30, 2017, the duration of the index has ranged between 5.94 and 6.82 years. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.

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INVESTMENT MANAGEMENT APPROACH

The Fund’s benchmark index is the Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Strategic Income Fund

The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.

Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund may invest in emerging countries debt. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.

The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

All Funds

“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%.

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Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, exchange traded funds (“ETFs”) and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Goldman Sachs’ Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1.  Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2.  Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3.  Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams, consistent with a Fund’s overall risk and return objectives.

4.  Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

With every fixed income portfolio, the Investment Advisers apply a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

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INVESTMENT MANAGEMENT APPROACH

ADDITIONAL FEES AND EXPENSES INFORMATION

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the funds.

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.

The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.

Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website portfolio holdings information as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

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10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3

Credit, Currency, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	•	•

Cross Hedging of Currencies	•	•	•	•

Custodial Receipts and Trust Certificates	•	•	•	•

Foreign Currency Transactions	•	•[4]	•	•

Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•

Illiquid Investments*	15	15	15	15

Interest Rate Floors, Caps and Collars	•	•	•	•

Investment Company Securities (including ETFs)**	10	10	10	10

Mortgage Dollar Rolls	•	•	•	•

Options[1]	•	•	•	•

Options on Foreign Currencies[2]	•	•	•	•

Repurchase Agreements	•	•	•	•

Reverse Repurchase Agreements	•	•	•	•

Short Sales[3]	—	—	—	•

When-Issued Securities and Forward Commitments	•	•	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the instrument.
**	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may purchase and sell call and put options on securities and securities indices in which they may invest.
[2]	The Funds may purchase and sell call and put options on foreign currencies.
[3]	Only the Strategic Income Fund may engage in short selling of physical securities that they do not own. However, each Fund may (i) engage in short sales against the box, and (ii) obtain certain forms of short investment exposure through the use of derivatives.
[4]	The Core Fixed Income Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.

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INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment Securities

Asset-Backed Securities	•	•	•	•

Bank Obligations	•	•	•	•

Collateralized Loan Obligations	•	•	•	•

Convertible Securities	•	•	—	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•

Emerging Country Securities	15	10	10	•

Floating and Variable Rate Obligations	•	•	•	•

Foreign Securities[1]	•	•[2]	•	•

Inflation Protected Securities	•	•	•	•

Loan Participations and Loan Assignments	•	—	—	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•	•	•	•

Collateralized Mortgage Obligations	•	•	•	•

Fixed Rate Mortgage Loans	•	•	•	•

Government Issued Mortgage-Backed Securities	•	•	•	•

Multiple Class Mortgage-Backed Securities	•	•	•	•

Privately Issued Mortgage-Backed Securities	•	•	•	•

Stripped Mortgage-Backed Securities	•	•	•	•

Non-Investment Grade Fixed Income Securities	25	—[3]	—[3]	•

Preferred Stock, Warrants and Rights	•	•	—	•

Structured Securities (which may include credit linked notes)[4]	•	•	•	•

Taxable Municipal Securities	•	•	•	•

Tax-Free Municipal Securities	•	•	•	•

Temporary Investments	•	•	•	•

U.S. Government Securities	•	•	•	•

Yield Curve Options and Inverse Floating Rate Securities	•	•	•	•

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bond	•	•	•	•

[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	The Core Fixed Income Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk).
[3]	The Core Fixed Income Fund and Global Income Fund may not purchase securities that are rated below BBB– or Baa3 but may own such a security if the security is downgraded after purchase.
[4]	Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund

Call/Prepayment	•	•	•	•

Counterparty	•	•	•	•

Credit/Default	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓

Emerging Countries	✓	✓	✓	✓

Extension	•	•	•	•

Floating and Variable Rate Obligations	•	•	•	✓

Foreign	✓	✓	✓	✓

Geographic	•	•	•	•

Interest Rate	✓	✓	✓	✓

Large Shareholder Transactions	✓	✓	✓	✓

Leverage	•	•	•	•

Liquidity	•	•	•	✓

Loan-Related Investments	•			✓

Management	•	•	•	✓

Market	•	•	•	✓

Mortgage-Backed and Other Asset-Backed Securities	✓	✓	✓	✓

Municipal Securities	•	•	•	✓

NAV	•	•	•	•

Non-Diversification			✓

Non-Hedging Foreign Currency Trading	•	•	•	•

Non-Investment Grade Fixed Income Securities	✓			✓

Sector	•	•	•	•

Short Position				✓

Sovereign Default

Economic	•	•	✓	✓

Political	•	•	✓	✓

Repayment	•	•	✓	✓

U.S. Government Securities	✓	✓	✓	✓

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
⬛	Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

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RISKS OF THE FUNDS

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk—A Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody and substantial economic, political and social disruptions. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

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Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Funds may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquidity, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, sanctions, confiscations, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. A Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
⬛	Geographic Risk—If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed-income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by a Fund.
⬛	Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs & Co. LLC (“Goldman Sachs”) affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
⬛	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

28

RISKS OF THE FUNDS

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Funds that invest in non-investment grade fixed income securities and/or emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Advisers and/or other funds managed by the Investment Advisers, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of a Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. A Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

⬛	Management Risk—A strategy used by an Investment Adviser may fail to produce the intended results.

29

⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The Funds may invest in mortgage-backed securities issued by the U.S. Government. (See “U.S. Government Securities Risk”). To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

⬛	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the lease property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛

Non-Diversification Risk—The Global Income Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse

30

RISKS OF THE FUNDS

developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
⬛	Non-Hedging Foreign Currency Trading Risk—The Funds may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Advisers may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Advisers’ expectations may produce significant losses to a Fund. Some of the transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Sector Risk—To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
⬛	Short Position Risk—The Strategic Income Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, a Fund must first borrow the instrument from a lender, such as a broker or other institution. A Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed instrument, a Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. A Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, a Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, a Fund may realize a gain. A Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While a Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, a Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, a Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and short sold) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open short

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position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, a Fund is required to identify on its books liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits a Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

⬛	Sovereign Default Risk—The issuer of the non-U.S. sovereign debt held by a Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
⬛	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
⬛	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
⬛	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Bond
200 West Street	Core Fixed Income
New York, New York 10282	Strategic Income
Goldman Sachs Asset Management International (“GSAMI”)	Global Income
Christchurch Court
10-15 Newgate Street
London, England EC1A 7HD

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2017, GSAM and GSAMI had assets under supervision of approximately $1.29 trillion.

The Investment Advisers provide day-to-day advice regarding the Funds’ portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCM”) or other counterparties, including Goldman Sachs. While the Investment Advisers are ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. Goldman Sachs Asset Management, L.P. is responsible for the risk management functions for the Funds. In addition, the Investment Advisers have access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

Each Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

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MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Advisers are entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2017*
Bond	0.41%	First $1 Billion	0.40%
	0.37%	Next $1 Billion
	0.35%	Next $3 Billion
	0.34%	Next $3 Billion
	0.34%	Over $8 Billion

Core Fixed Income	0.40%	First $1 Billion	0.39%
	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion

Global Income	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

Strategic Income	0.60%	First $1 Billion	0.51%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

Prior to July 28, 2017, the management fee rate for the Bond Fund was 0.45% on the first $1 billion of average daily net assets, 0.41% on the next $1 billion of average daily net assets, 0.39% on the next $3 billion of average daily net assets, 0.38% on the next $3 billion of average daily net assets, and 0.37% on amounts over $8 billion of average daily net assets.

The Investment Advisers may waive an additional portion of their management fees from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Advisers have agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004%, 0.014%, 0.004% and 0.054% of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively, through at least April 20, 2019 and prior to such date, the Investment Advisers may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at their discretion and without shareholder approval after such date, although the Investment Advisers do not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2017 is available in the Funds’ semi-annual report dated September 30, 2017.

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SERVICE PROVIDERS

FUND MANAGERS

Fixed Income Portfolio Management Team

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Jonathan Beinner Managing Director, CIO, Co-Head Global Fixed Income and Liquidity Management	Portfolio Manager— Bond Core Fixed Income Strategic Income	Since 2000 2006 2010	Mr. Beinner joined the Investment Adviser in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002.
Andrew Wilson Managing Director, Co-Head Global Fixed Income and Liquidity Management, and Head of GSAM EMEA	Portfolio Manager— Global Income	Since 1995	Mr. Wilson is the Co-Head of Global Fixed Income and Liquidity Management, Head of GSAM Europe, Middle East and Africa, and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager in Global Fixed Income.
Iain Lindsay Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined the Investment Adviser in 2001.
Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Bond Core Fixed Income Strategic Income	Since 2009 2009 2010	Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and it affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or

35

for the accounts of its customers and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets in which the Funds may directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Advisers and/or certain of their affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Advisers and their affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Advisers take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Advisers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

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Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Bond	Daily	Monthly	Annually
Core Fixed Income	Daily	Monthly	Annually
Global Income	Daily	Monthly	Annually
Strategic Income	Monthly	Monthly	Annually

In addition to the net investment income dividends declared daily or monthly and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

Important Notice:

Class P Shares generally are available to the following investors:

⬛	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
⬛	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
⬛	Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
⬛	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of a Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by a Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the

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SHAREHOLDER GUIDE

time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.

What Is My Minimum Investment In The Funds?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. Receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

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A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

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In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close (except in the case of the Global Income Fund). This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

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When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

⬛	Shares Purchased by Federal Funds Wire:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
⬛	If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
⬛	Shares Purchased by Check:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
⬛	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.

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⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.

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⬛	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

The Trust reserves the right to:

⬛	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds, which may be offered in another prospectus, may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

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⬛	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

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To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Shareholders of the Global Income Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any

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loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your account application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

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Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of a Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rate are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

A Fund described in the Prospectus may have a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Advisers may use derivative instruments to manage the duration of a Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.

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Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by an NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the

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ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments.  The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments.  The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

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Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries.  The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a

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refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.

Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying a Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as

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long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which some or all of the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests
⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Funds. The new rule may potentially impact the Funds’ performance and ability to achieve their respective investment objectives. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are

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often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Selling.  The Strategic Income Fund may engage in short selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.

A Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require a Fund to post as collateral other securities that it owns. If a Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, a Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.

Each Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of a Fund.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Bond and Strategic Income Funds.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government

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Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a

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final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities.  The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

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Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

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Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be

“investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and (except for Global Income Fund) convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have

59

contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Collateralized Loan Obligations.  The Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.

The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such securities may be classified as liquid securities.

Structured Securities and Inverse Floaters.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity,

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unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls.  The Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon an Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the

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purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may purchase and write (sell) put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an

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advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which a Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or any of their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed).

Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon

63

interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

64

APPENDIX A

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Advisers or any of their affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

65

Loan-Related Investments.  The Bond and Strategic Income Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund. Second Lien Loans typically have adjustable floating rate interest payments.

Preferred Stock, Warrants and Stock Purchase Rights.  The Funds (except for Global Income Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

66

APPENDIX A

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

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Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class P Shares had not commenced operations as of the end of the Funds’ fiscal year, financial highlights are not available. The information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The financial statements for the fiscal period ended September 30, 2017 are unaudited.

69

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.14	$0.11	$0.08	$0.19	$(0.12)	$—	$(0.12)
2017 - C	10.14	0.07	0.07	0.14	(0.08)	—	(0.08)
2017 - Institutional	10.14	0.13	0.06	0.19	(0.13)	—	(0.13)
2017 - Service	10.14	0.10	0.07	0.17	(0.11)	—	(0.11)
2017 - Investor(f)	10.11	0.12	0.07	0.19	(0.13)	—	(0.13)
2017 - R	10.13	0.10	0.06	0.16	(0.10)	—	(0.10)
2017 - R6	10.14	0.13	0.06	0.19	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.28	0.19	(0.07)	0.12	(0.25)	(0.01)	(0.26)
2017 - C	10.27	0.11	(0.05)	0.06	(0.18)	(0.01)	(0.19)
2017 - Institutional	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2017 - Service	10.28	0.17	(0.06)	0.11	(0.24)	(0.01)	(0.25)
2017 - Investor(f)	10.25	0.22	(0.07)	0.15	(0.28)	(0.01)	(0.29)
2017 - R	10.27	0.16	(0.06)	0.10	(0.23)	(0.01)	(0.24)
2017 - R6	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2016 - A	10.44	0.21	(0.03)	0.18	(0.34)	— (e)	(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (e)	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (e)	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (e)	(0.33)
2016 - Investor(f)	10.40	0.23	(0.01)	0.22	(0.37)	— (e)	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (e)	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (e)	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	(0.39)
2015 - Investor(f)	10.38	0.19	0.26	0.45	(0.27)	(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	(0.26)
2014 - Investor(f)	10.54	0.25	(0.11)	0.14	(0.30)	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)	(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)	(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)	(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)	(0.32)	(0.55)
2013 - Investor(f)	10.34	0.22	0.57	0.79	(0.27)	(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)	(0.32)	(0.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

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APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.21	1.74%	$121,349	0.79	%(d)	0.94	%(d)	2.14	%(d)	190%
10.20	1.36	16,774	1.54	(d)	1.69	(d)	1.39	(d)	190
10.20	1.91	347,978	0.45	(d)	0.60	(d)	2.48	(d)	190
10.20	1.66	1,386	0.95	(d)	1.10	(d)	1.98	(d)	190
10.17	1.87	46,443	0.54	(d)	0.69	(d)	2.39	(d)	190
10.19	1.61	26,109	1.04	(d)	1.19	(d)	1.89	(d)	190
10.20	1.92	65,695	0.44	(d)	0.58	(d)	2.49	(d)	190

10.14	1.15	117,249	0.78		0.97		1.87		517
10.14	0.50	19,081	1.53		1.72		1.10		517
10.14	1.50	329,358	0.44		0.63		2.19		517
10.14	0.99	1,293	0.94		1.13		1.69		517
10.11	1.40	44,207	0.53		0.72		2.12		517
10.13	0.90	25,639	1.03		1.22		1.58		517
10.14	1.51	51,028	0.43		0.60		2.24		517
10.28	1.83	129,351	0.78		1.00		2.00		588
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(d)	0.69	(d)	2.37	(d)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025

71

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.40	$0.09	$0.13	$0.22	$(0.12)
2017 - C	10.46	0.05	0.12	0.17	(0.08)
2017 - Institutional	10.45	0.11	0.11	0.22	(0.13)
2017 - Service	10.45	0.08	0.12	0.20	(0.11)
2017 - Investor(e)	10.41	0.10	0.13	0.23	(0.13)
2017 - R	10.41	0.08	0.11	0.19	(0.10)
2017 - R6	10.45	0.14	0.09	0.23	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.53	0.19	(0.09)	0.10	(0.23)
2017 - C	10.59	0.11	(0.09)	0.02	(0.15)
2017 - Institutional	10.57	0.22	(0.07)	0.15	(0.27)
2017 - Service	10.58	0.17	(0.09)	0.08	(0.21)
2017 - Investor(e)	10.54	0.21	(0.08)	0.13	(0.26)
2017 - R	10.54	0.16	(0.09)	0.07	(0.20)
2017 - R6	10.57	0.23	(0.08)	0.15	(0.27)
2016 - A	10.64	0.21	(0.07)	0.14	(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - Investor(e)	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - Investor(e)	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - Investor(e)	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - Investor(e)	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

72

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.50	2.08%	$66,434	0.79	%(d)	0.84	%(d)	1.74	%(d)	135%
10.55	1.59	9,941	1.54	(d)	1.59	(d)	0.98	(d)	135
10.54	2.15	863,590	0.45	(d)	0.50	(d)	2.07	(d)	135
10.54	1.89	1,351	0.95	(d)	1.00	(d)	1.57	(d)	135
10.51	2.20	45,600	0.54	(d)	0.59	(d)	1.98	(d)	135
10.50	1.85	4,726	1.04	(d)	1.09	(d)	1.50	(d)	135
10.55	2.25	321	0.43	(d)	0.48	(d)	2.64	(d)	135

10.40	0.94	148,548	0.79		0.84		1.77		363
10.46	0.20	15,714	1.54		1.59		1.02		363
10.45	1.38	776,135	0.44		0.50		2.11		363
10.45	0.79	1,522	0.94		1.00		1.61		363
10.41	1.19	38,620	0.53		0.59		2.01		363
10.41	0.69	944	1.03		1.10		1.50		363
10.45	1.40	56,117	0.42		0.48		2.13		363
10.53	1.35	142,299	0.78		0.85		1.98		450
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(d)	0.49	(d)	2.36	(d)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782

73

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$12.21	$0.05		$0.09	$0.14	$(0.06)	$—	$(0.06)
2017 - C	12.11	—	(e)	0.10	0.10	(0.02)	—	(0.02)
2017 - Institutional	12.19	0.07		0.09	0.16	(0.08)	—	(0.08)
2017 - Service	12.12	0.04		0.09	0.13	(0.05)	—	(0.05)
2017 - Investor(f)	12.17	0.06		0.10	0.16	(0.08)	—	(0.08)
2017 - R6	12.19	0.07		0.09	0.16	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	12.24	0.09		0.05	0.14	(0.12)	(0.05)	(0.17)
2017 - C	12.14	—	(e)	0.05	0.05	(0.03)	(0.05)	(0.08)
2017 - Institutional	12.22	0.13		0.05	0.18	(0.16)	(0.05)	(0.21)
2017 - Service	12.16	0.07		0.04	0.11	(0.10)	(0.05)	(0.15)
2017 - Investor(f)	12.20	0.11		0.06	0.17	(0.15)	(0.05)	(0.20)
2017 - R6	12.22	0.11		0.07	0.18	(0.16)	(0.05)	(0.21)
2016 - A	12.76	0.13		0.07	0.20	(0.71)	(0.01)	(0.72)
2016 - C	12.67	0.04		0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17		0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09		0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - Investor(f)	12.72	0.16		0.07	0.23	(0.74)	(0.01)	(0.75)
2016 - R6 (Commenced July 31, 2015)	12.55	0.09		0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16		0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06		0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20		0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14		0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - Investor(f)	12.66	0.15		0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24		0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14		0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28		0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22		0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - Investor(f)	13.17	0.27		0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22		0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12		0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27		0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20		0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - Investor(f)	13.15	0.26		0.59	0.85	(0.38)	(0.45)	(0.83)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

74

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.29	1.17%	$124,931	1.03	%(d)	1.13	%(d)	0.75	%(d)	82%
12.19	0.81	15,582	1.75	(d)	1.88	(d)	0.03	(d)	82
12.27	1.34	564,804	0.69	(d)	0.79	(d)	1.08	(d)	82
12.20	1.09	2,827	1.18	(d)	1.29	(d)	0.59	(d)	82
12.25	1.29	93,187	0.78	(d)	0.88	(d)	0.99	(d)	82
12.27	1.34	6,103	0.68	(d)	0.77	(d)	1.10	(d)	82

12.21	1.14	136,317	1.03		1.13		0.71		289
12.11	0.42	20,808	1.74		1.88		(0.03)		289
12.19	1.48	627,253	0.69		0.79		1.05		289
12.12	0.90	2,772	1.19		1.29		0.56		289
12.17	1.39	97,332	0.78		0.88		0.90		289
12.19	1.50	5,468	0.67		0.77		0.92		289
12.24	1.67	111,852	1.03		1.15		1.06		261
12.14	0.83	12,653	1.77		1.90		0.31		261
12.22	2.00	639,915	0.69		0.81		1.41		261
12.16	1.23	2,280	1.18		1.29		0.75		261
12.20	1.95	31,548	0.78		0.90		1.26		261
12.22	2.92	520	0.68	(d)	0.79	(d)	1.10	(d)	261
12.76	5.27	64,939	1.03		1.18		1.26		226
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444

75

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.70	$0.11	$(0.15)	$(0.04)	$(0.07)	$—	$(0.07)
2017 - C	9.71	0.07	(0.16)	(0.09)	(0.03)	—	(0.03)
2017 - Institutional	9.70	0.12	(0.14)	(0.02)	(0.09)	—	(0.09)
2017 - Investor(f)	9.70	0.12	(0.15)	(0.03)	(0.08)	—	(0.08)
2017 - R	9.70	0.09	(0.15)	(0.06)	(0.06)	—	(0.06)
2017 - R6	9.70	0.12	(0.14)	(0.02)	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.41	0.19	0.26	0.45	(0.11)	(0.05)	(0.16)
2017 - C	9.41	0.12	0.28	0.40	(0.07)	(0.03)	(0.10)
2017 - Institutional	9.41	0.22	0.26	0.48	(0.13)	(0.06)	(0.19)
2017 - Investor(f)	9.41	0.21	0.26	0.47	(0.13)	(0.05)	(0.18)
2017 - R	9.40	0.16	0.28	0.44	(0.10)	(0.04)	(0.14)
2017 - R6	9.41	0.21	0.27	0.48	(0.13)	(0.06)	(0.19)
2016 - A	10.06	0.28	(0.52)	(0.24)	(0.41)	—	(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—	(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—	(0.44)
2016 - Investor(f)	10.06	0.31	(0.53)	(0.22)	(0.43)	—	(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—	(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—	(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	— (e)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	— (e)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	— (e)	(0.33)
2015 - Investor(f)	10.63	0.24	(0.49)	(0.25)	(0.32)	— (e)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	— (e)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—	(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—	(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—	(0.29)
2014 - Investor(f)	10.46	0.25	0.20	0.45	(0.28)	—	(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—	(0.22)
2013 - A	9.87	0.32	0.73	1.05	(0.46)	—	(0.46)
2013 - C	9.88	0.24	0.72	0.96	(0.38)	—	(0.38)
2013 - Institutional	9.87	0.35	0.73	1.08	(0.49)	—	(0.49)
2013 - Investor(f)	9.87	0.34	0.73	1.07	(0.48)	—	(0.48)
2013 - R	9.87	0.30	0.71	1.01	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

76

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.59	(0.42)%	$407,342	0.95	%(d)	0.95	%(d)	2.22	%(d)	75%
9.59	(0.88)	344,472	1.70	(d)	1.70	(d)	1.44	(d)	75
9.59	(0.25)	5,505,601	0.61	(d)	0.61	(d)	2.54	(d)	75
9.59	(0.29)	262,681	0.70	(d)	0.70	(d)	2.45	(d)	75
9.58	(0.64)	8,273	1.20	(d)	1.20	(d)	1.94	(d)	75
9.59	(0.24)	51,657	0.60	(d)	0.60	(d)	2.58	(d)	75

9.70	4.84	646,435	0.92		0.93		1.96		184
9.71	4.25	448,657	1.60		1.68		1.26		184
9.70	5.19	6,435,385	0.58		0.59		2.31		184
9.70	5.10	345,997	0.67		0.68		2.23		184
9.70	4.71	9,577	1.14		1.18		1.66		184
9.70	5.21	66,431	0.56		0.57		2.18		184
9.41	(2.49)	1,383,885	0.90		0.91		2.83		212
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(d)	0.55	(d)	3.19	(d)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727

77

Multi Sector Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the GSAM Funds may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

⬛ By telephone:	1-800-621-2550
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

MSFIPRO-18P	The Funds’ investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

Prospectus

April 20, 2018

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

⬛	Goldman Sachs Enhanced Income Fund

∎	Class P Shares: GAEPX

⬛	Goldman Sachs High Quality Floating Rate Fund

∎	Class P Shares: GGOPX

⬛	Goldman Sachs Short Duration Government Fund

∎	Class P Shares: GMDPX

⬛	Goldman Sachs Inflation Protected Securities Fund

∎	Class P Shares: GGJPX

⬛	Goldman Sachs Government Income Fund

∎	Class P Shares: GGTPX

⬛	Goldman Sachs Short Duration Income Fund

∎	Class P Shares: GMCPX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs Enhanced Income Fund—Summary

Investment Objective

The Goldman Sachs Enhanced Income Fund (the “Fund”) seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.25%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver and Expense Limitation[2]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.34%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$35	$111	$196	$442

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 89% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate notes, commercial paper and fixed and floating rate asset-backed securities and foreign securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous

1

yields relative to other similar securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities.

The Fund’s investments must be rated at least BBB by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The fund’s target duration range under normal interest rate conditions is expected to be approximately 9 months plus or minus 1 year, and over the past five years ended June 30, 2017, the duration of the Goldman Sachs Enhanced Income Fund Composite Index has ranged between 0.67 to 0.76 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%).

Goldman Sachs’ Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset-Backed Securities Risk.  Asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities (e.g., failures of private insurers to meet their obligations and unexpectedly high rates of default on the assets backing the securities), as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk.  The Fund’s use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other

2

governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Enhanced Income Fund Composite Index, a custom benchmark comprised of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +2.01% Worst Quarter Q3 ‘08 –0.60%

3

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/2/00)*
Returns Before Taxes	1.42%	0.74%	1.19%	2.30%
Returns After Taxes on Distributions	0.80%	0.36%	0.64%	1.32%
Returns After Taxes on Distributions and Sale of Fund Shares	0.80%	0.39%	0.70%	1.40%
Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	0.95%	0.43%	0.71%	1.90%
Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	0.57%	0.38%	0.90%	2.09%
Goldman Sachs Enhanced Income Fund Composite Index	0.76%	0.41%	0.80%	2.03%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

4

Goldman Sachs High Quality Floating Rate Fund—Summary

Investment Objective

The Goldman Sachs High Quality Floating Rate Fund (the “Fund”) seeks to provide a high level of current income, consistent with low volatility of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.31%
Other Expenses[1]	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver and Expense Limitation[2]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.35%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$36	$132	$237	$546

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 59% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high quality floating rate or variable rate obligations. Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. The Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, including repurchase agreements with counterparties rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and (ii) securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including securities representing an interest in or collateralized by adjustable rate and fixed

5

rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities, with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. The remainder of the Fund’s Net Assets (up to 20%) may be invested in fixed rate obligations (subject to the credit quality requirements specified above) and investment grade floating rate or variable rate obligations. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to manage the Fund’s duration. The Fund may invest in obligations of foreign issuers (including sovereign and agency obligations), although 100% of the Fund’s portfolio will be invested in U.S. dollar denominated securities.

The Fund’s investments in floating and variable rate obligations may include, without limitation: agency floating rate bonds and agency Mortgage-Backed Securities, including adjustable rate mortgages and collateralized mortgage obligation floaters; asset-backed floating rate bonds including, but not limited to, those backed by Federal Family Education Loan Program (“FFELP”) student loans and credit card receivables; other floating rate Mortgage-Backed Securities; collateralized loan obligations; corporate obligations; and overnight repurchase agreements.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, plus or minus 3 months, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 0.22 and 0.26 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Derivatives Risk.  The Fund’s use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest

6

rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and/or Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. Effective as of July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund. Certain of the Fund’s investment strategies and policies were also changed. Performance information prior to this date reflects the Fund’s former investment strategies and policies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

7

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +1.77% Worst Quarter Q4 ‘08 –1.72%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 7/17/91)*
Returns Before Taxes	1.85%	0.67%	0.74%	3.20%
Returns After Taxes on Distributions	1.24%	0.34%	0.24%	1.81%
Returns After Taxes on Distributions and Sale of Fund Shares	1.04%	0.36%	0.38%	1.92%
Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	0.86%	0.27%	0.39%	2.73%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016; and Matthew Kaiser, Managing Director, has managed the Fund since 2016.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

8

Goldman Sachs Short Duration Government Fund—Summary

Investment Objective

The Goldman Sachs Short Duration Government Fund (the “Fund”) seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%
Other Expenses[1]	0.08%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.52%
Fee Waiver and Expense Limitation[2]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.46%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to: (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets; and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$47	$161	$285	$647

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 173% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

9

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2017, the duration of this index has ranged between 1.89 and 2.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Derivatives Risk.  The Fund’s use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Mortgage-Backed and/or Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected,

10

causing the Fund to reinvest proceeds at lower prevailing interest rates). Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q4 ‘08 +3.47% Worst Quarter Q4 ‘15 –0.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/88)*
Returns Before Taxes	0.52%	0.58%	1.95%	4.62%
Returns After Taxes on Distributions	–0.36%	–0.04%	1.23%	2.61%
Returns After Taxes on Distributions and Sale of Fund Shares	0.29%	0.16%	1.25%	2.64%
Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	0.19%	0.46%	1.46%	4.32%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.

11

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

12

Goldman Sachs Inflation Protected Securities Fund—Summary

Investment Objective

The Goldman Sachs Inflation Protected Securities Fund (the “Fund”) seeks real return consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.26%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.41%
Fee Waiver and Expense Limitation[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.33%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
2	The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$34	$124	$222	$510

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 189% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

13

The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.

The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2017, the duration of this index has ranged between 5.10 and 8.21 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

CPIU Measurement Risk.  The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Deflation Risk.  The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.

Derivatives Risk.  The Fund’s use of futures and inflation-linked swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Inflation Protected Securities Risk.  The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.

14

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Tax Consequences Risk.  The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q1 ‘08 +6.17% Worst Quarter Q2 ‘13 –6.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/31/07)*
Returns Before Taxes	2.78%	–0.01%	3.55%	4.03%
Returns After Taxes on Distributions	1.90%	–0.65%	2.28%	2.75%
Returns After Taxes on Distributions and Sale of Fund Shares	1.57%	–0.30%	2.29%	2.68%
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees or expenses)	3.01%	0.13%	3.53%	4.03%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

15

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Matthew Kaiser, Managing Director, has managed the Fund since 2010; Mark Van Wyk, Managing Director, has managed the Fund since 2007.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

16

Goldman Sachs Government Income Fund—Summary

Investment Objective

The Goldman Sachs Government Income Fund (the “Fund”) seeks a high level of current income, consistent with safety of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.53%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver and Expense Limitation[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.56%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to: (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets; and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$57	$210	$376	$857

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 441% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and in repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

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The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2017, the duration of this index has ranged between 3.94 and 5.34 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s benchmark index is the Bloomberg Barclays U.S. Government/Mortgage Index.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Derivatives Risk.  The Fund’s use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Mortgage-Backed and/or Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q4 ‘08 +4.10% Worst Quarter Q4 ‘16 –2.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 8/15/97)*
Returns Before Taxes	2.09%	1.26%	3.13%	4.60%
Returns After Taxes on Distributions	1.18%	0.46%	1.91%	2.94%
Returns After Taxes on Distributions and Sale of Fund Shares	1.18%	0.60%	1.98%	2.93%
Bloomberg Barclays U.S. Government/Mortgage Index (reflects no deduction for fees or expenses)	2.37%	1.59%	3.51%	4.83%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009; Matthew Kaiser, Managing Director, has managed the Fund since 2016; and Mark Van Wyk, Managing Director, has managed the Fund since 2010.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

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Goldman Sachs Short Duration Income Fund—Summary

Investment Objective

The Goldman Sachs Short Duration Income Fund (the “Fund”) seeks total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver and Expense Limitation[2]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.45%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$46	$166	$297	$680

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 165% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. or foreign fixed income securities. These fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations, agency and privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality), high yield floating rate loans (“Bank Loans”) and sovereign and corporate debt securities, and other instruments of issuers in emerging market countries (“emerging countries debt”). The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States

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(including the District of Columbia) (“Municipal Securities”) and may purchase securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

The Fund may not invest, in the aggregate, more than 20% of its total assets measured at the time of purchase (“Total Assets”) in (i) emerging countries debt and (ii) non-investment grade fixed income securities.

The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).

The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.

Except as described above, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.

The Fund’s maximum target duration under normal interest rate conditions is expected to be approximately 3.5 years, and during the past five years ended June 30, 2017, the duration of the Goldman Sachs Short Duration Income Fund Composite Index ranged between 2.68 and 2.80 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

In pursuing its investment objective, the Fund uses the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%) (the “Index”) as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

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Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  The Fund’s use of options, futures, forwards, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Expenses Risk.  By investing in pooled investment vehicles (including investment companies, exchange-traded funds and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher-yielding securities.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal interest when due.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Loan-Related Investments Risk.  In addition to the risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk.  Municipal Securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Generally, municipalities continue to experience difficulties in the current economic and political environment.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) the changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average total returns of the Fund’s Institutional Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Short Duration Income Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%). The Fund’s past performance, before and after taxes, is not necessarily an

24

indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q1’16 1.22% Worst Quarter Q2 ‘13 –0.90%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	Since Inception
Institutional Shares (Inception 2/29/12)*
Returns Before Taxes	1.59%	1.45%	1.77%
Returns After Taxes on Distributions	0.59%	0.58%	0.93%
Returns After Taxes on Distributions and Sale of Fund Shares	0.90%	0.71%	0.98%
Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (reflects no deduction for fees or expenses)	2.56%	2.05%	2.39%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index (reflects no deduction for fees or expenses)	0.69%	0.74%	0.79%
Goldman Sachs Short Duration Income Fund Composite Index	1.62%	1.39%	1.59%

*	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2012; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

For important tax information, please see “Tax Information” on page 26 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

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Short Duration and Government Fixed Income Funds – Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

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Investment Management Approach

INVESTMENT OBJECTIVE

The Enhanced Income Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The High Quality Floating Rate Fund seeks to provide a high level of current income, consistent with low volatility of principal. The Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation. The Inflation Protected Securities Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Government Income Fund seeks a high level of current income, consistent with safety of principal. The Short Duration Income Fund seeks total return consisting of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

Enhanced Income Fund

The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage U.S. Government Securities, corporate notes, commercial paper and fixed and floating rate asset-backed securities and foreign securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities.

The Fund’s investments must be rated at least BBB by an NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The fund’s target duration range under normal interest rate conditions is expected to be approximately 9 months plus or minus 1 year, and over the past five years ended June 30, 2017, the duration of the Goldman Sachs Enhanced Income Fund Composite Index has ranged between 0.67 to 0.76 years.

The Fund’s benchmark is the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%).

High Quality Floating Rate Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in high quality floating rate or variable rate obligations. Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. The Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, including repurchase agreements with counterparties rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and (ii) U.S. Government Securities, including Mortgage-Backed Securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. Government Securities, with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in fixed rate obligations (subject to the credit quality requirements specified above) and investment grade floating rate or variable rate obligations. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to manage the Fund’s duration. (For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration

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range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.) The Fund may invest in obligations of foreign issuers (including sovereign and agency obligations), although 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in floating and variable rate obligations may include, without limitation: agency floating rate bonds and agency mortgage-backed securities, including adjustable rate mortgages and collateralized mortgage obligation floaters; asset-backed floating rate bonds including, but not limited to, those backed by FFELP student loans and credit card receivables; other floating rate mortgage-backed securities; collateralized loan obligations; corporate obligations; and overnight repurchase agreements.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, plus or minus 3 months, and over the past five years ended June 30, 2017, the duration of the Index has ranged between 0.22 and 0.26 years.

The Fund’s benchmark is the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index.

Short Duration Government Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2017, the duration of this index has ranged between 1.89 and 2.00 years.

The Fund’s benchmark is the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index.

Inflation Protected Securities Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). This is a fundamental policy and may be changed only with shareholder approval. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.

The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2017, the duration of this index has ranged between 5.10 and 8.21 years.

The Fund’s benchmark is the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index.

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INVESTMENT MANAGEMENT APPROACH

Government Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities, such as privately issued mortgage-backed securities, asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Barclays U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2017, the duration of this index has ranged between 3.94 and 5.34 years.

The Fund’s benchmark is the Bloomberg Barclays U.S. Government/Mortgage Index.

Short Duration Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. or foreign fixed income securities. These fixed income securities include U.S. Government Securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality), bank loans and emerging countries debt. The Fund may also invest in custodial receipts, municipal securities, convertible securities and securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

The Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.

The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).

In determining what constitutes “emerging countries debt,” instruments such as credit linked notes and other investments with similar economic exposures may be included. “Emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase. The Investment Adviser currently expects that the emerging market countries to which the Fund could have emerging markets debt exposure include (but are not limited to): Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakhstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

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The Fund also intends to invest in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.

Except as described above, the Fund invests in fixed income securities rated at least BBB– or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.

The Fund’s maximum target duration under normal interest rate conditions is expected to be approximately 3.5 years, and during the past five years ended June 30, 2017, the duration of the Goldman Sachs Short Duration Income Fund Composite Index (the “Index”) ranged between 2.68 and 2.80 years.

In pursuing its investment objective, the Fund uses the Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year U.S. Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.

ALL FUNDS

“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain exchange traded funds (“ETFs”) and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

GSAM’s Fixed Income Investing Philosophy:

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities
⬛	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

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INVESTMENT MANAGEMENT APPROACH

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:

1.  Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2.  Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3.  Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams, consistent with a Fund’s overall risk and return objectives.

4.  Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.

ADDITIONAL FEES AND EXPENSES INFORMATION

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Funds through their ownership of shares in other investment companies.

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s Summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.

The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Funds’ principal investment strategies are described in each Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website portfolio holdings information as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

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INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Enhanced Income Fund	High Quality Floating Rate Fund	Short Duration Government Fund	Inflation Protected Securities Fund	Government Income Fund	Short Duration Income Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3	33 1⁄3

Credit, Interest Rate and Total Return Swaps (and Options on Swaps)	•	•	•	•	•	•

Cross Hedging of Currencies	—	—	—	•	—	•

Currency Swaps	—	—	—	•	—	•

Custodial Receipts and Trust Certificates	•	•	•	•	•	•

Foreign Currency Transactions	—	—	—	•	—	•

Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•	•	•

Illiquid Investments*	15	15	15	15	15	15

Interest Rate Floors, Caps and Collars	•	•	•	•	•	•

Investment Company Securities (including ETFs)**	10	10	10	10	10	10

Mortgage Dollar Rolls	—	•	•	•	•	•

Mortgage Swaps	—	•	•	•	•	•

Options[1]	•	•	•	•	•	•

Options on Foreign Currencies	—	—	—	•[2]	—	•[2]

Repurchase Agreements	•	•	•	•	•	•

Reverse Repurchase Agreements	—	•	•	•	•	•

Short Sales Against the Box	•	•	•	•	•	•

When-Issued Securities and Forward Commitments	•	•	•	•	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the instrument.
**	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
[2]	The Inflation Protected Securities Fund and Short Duration Income Fund may purchase and sell call and put options on foreign currencies.

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10	Percent of total assets (italic type)
10	10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Enhanced Income Fund	High Quality Floating Rate Fund	Short Duration Government Fund	Inflation Protected Securities Fund	Government Income Fund	Short Duration Income Fund
Investment Securities

Asset-Backed Securities	•	•	•[1]	•	•	•

Bank Obligations	•	•	—	•	•	•

Collateralized Loan Obligations	—	•	—	•	—	•

Convertible Securities	•	—	—	—	—	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	—	•	•	•

Emerging Country Securities	—	—	—	•	—	20[2]

Floating and Variable Rate Obligations	•	80+	•	•	•	•

Foreign Securities[3]	•	•	—	•	—	•

Inflation Protected Securities	•	•	•[4]	80+	•[4]	•

Loan Participations and Loan Assignments	—	—	—	—	—	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	—	•	•	•	•	•

Collateralized Mortgage Obligations	—	•	•	•	•	•

Fixed Rate Mortgage Loans	—	•	•	•	•	•

Government Issued Mortgage-Backed Securities	—	•	•	•	•	•

Multiple Class Mortgage-Backed Securities	—	•	•	•	•	•

Privately Issued Mortgage-Backed Securities	—	•	—	•	•	•

Stripped Mortgage-Backed Securities	—	•	•	•	•	•

Non-Investment Grade Fixed Income Securities	—	—	—	•	—	20[2]

Preferred Stock, Warrants and Rights	•	—	—	•	—	•

Structured Securities (which may include credit linked notes)[5]	•	•	•	•	•	•

Taxable Municipal Securities	—	•	—	•	•	•

Tax-Free Municipal Securities	—	•	—	•	•	•

Temporary Investments	•	•	•	•	•	•

U.S. Government Securities	•	•	80+	•	80+	•

[1]	The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
[2]	The Short Duration Income Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
[3]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income and High Quality Floating Rate Funds.
[4]	The Short Duration Government and Government Income Funds may invest only in inflation protected securities issued by U.S. Treasury.
[5]	Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

	Enhanced Income Fund	High Quality Floating Rate Fund	Short Duration Government Fund	Inflation Protected Securities Fund	Government Income Fund	Short Duration Income Fund

Call/Prepayment	•	✓	✓	•	✓	✓

Counterparty	•	•	•	•	•	✓

CPIU Measurement				✓

Credit/Default	✓	•	•	✓	✓	✓

Deflation				✓

Derivatives	✓	✓	✓	✓	✓	✓

Emerging Countries				•		✓

Expenses						✓

Extension	•	•	•	•	•	✓

Floating and Variable Rate Obligations	•	✓	•	•	•	✓

Foreign	✓	✓		•		✓

Inflation Protected Securities	•	•	•	✓	•

Interest Rate	✓	✓	✓	✓	✓	✓

Large Shareholder Transactions	✓	✓	✓	✓	✓	✓

Leverage	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Loan-Related Investments						✓

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Mortgage-Backed and/or Other Asset-Backed Securities	✓	✓	✓	•	✓	✓

Municipal Securities				•		✓

NAV	•	•	•	•	•	•

Non-Hedging Foreign Currency Trading				•		•

Non-Investment Grade Fixed Income Securities				•		✓

Sovereign Default

Political	•	•		•		•

Economic	•	•		•		•

Repayment	•	•		•		•

Tax Consequences				✓

U.S. Government Securities	✓	✓	✓	✓	✓	✓

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
⬛

Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which a Fund enters

35

into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
⬛	CPIU Measurement Risk—The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Inflation Protected Securities Fund.
⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
⬛	Deflation Risk—The Inflation Protected Securities Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
⬛	Derivatives Risk—A Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Emerging Countries Risk—The Inflation Protected Securities Fund and Short Duration Income Fund may invest in securities of issuers located in emerging countries. Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration or custody, settlement, and substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
⬛	Expenses Risk—By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Short Duration Income Fund, the investor will incur not only a proportionate share of the expenses of the pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

36

RISKS OF THE FUNDS

⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Risk—When the Enhanced Income Fund, High Quality Floating Rate Fund, Inflation Protected Securities Fund and Short Duration Income Fund invest in foreign securities, they may be subject to risks of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Inflation Protected Securities Fund and Short Duration Income Fund will also be subject to the risk of negative foreign currency rate fluctuations which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
⬛	Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Although IPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.
⬛

Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs & Co. LLC (“Goldman Sachs”) affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in

37

gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

⬛	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Funds that invest in non-investment grade fixed income securities and emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛

Loan-Related Investments Risk. The Short Duration Income Fund may invest in loan-related investments. In addition to the risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. A Fund may also hold a larger position in cash and cash items to limit the impact of extended trade

38

RISKS OF THE FUNDS

settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The Funds may invest in mortgage-backed securities issued by the U.S. Government. (see “U.S. Government Securities Risk”) To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

⬛	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

39

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛	Non-Hedging Foreign Currency Trading Risk—The Inflation Protected Securities and Short Duration Income Funds may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile, and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Sovereign Default Risk—The issuer of the non-U.S. sovereign debt held by a Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
⬛	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
⬛	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
⬛	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
⬛	Tax Consequences Risk—The Inflation Protected Securities Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Please see the section entitled “Taxation—Distributions.”
⬛

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and

40

RISKS OF THE FUNDS

Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

41

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P.	Enhanced Income
200 West Street	High Quality Floating Rate
New York, New York 10282	Short Duration Government
Inflation Protected Securities
Government Income
Short Duration Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2017, GSAM including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

42

SERVICE PROVIDERS

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund:	Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2017*
Enhanced Income	0.25%	First $1 Billion	0.24%
	0.23%	Next $1 Billion
	0.22%	Next $3 Billion
	0.22%	Next $3 Billion
	0.22%	Over $8 Billion

High Quality Floating Rate	0.31%	First $1 Billion	0.31%
	0.28%	Next $1 Billion
	0.27%	Next $3 Billion
	0.26%	Next $3 Billion
	0.25%	Over $8 Billion

Short Duration Government	0.44%	First $1 Billion	0.43%
	0.40%	Next $1 Billion
	0.38%	Next $3 Billion
	0.37%	Next $3 Billion
	0.36%	Over $8 Billion
Inflation Protected Securities	0.26%	First $1 Billion	0.26%
	0.23%	Next $1 Billion
	0.22%	Next $3 Billion
	0.22%	Next $3 Billion
	0.21%	Over $8 Billion
Government Income	0.53%	First $1 Billion	0.52%
	0.48%	Next $1 Billion
	0.45%	Next $3 Billion
	0.44%	Next $3 Billion
	0.44%	Over $8 Billion
Short Duration Income	0.40%	First $1 billion	0.40%
	0.36%	Next $1 billion
	0.34%	Next $3 billion
	0.33%	Next $3 billion
	0.32%	Over $8 billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

Prior to July 28, 2017, the High Quality Floating Rate Fund’s management fee rate was 0.40% on the first $1 billion of average daily net assets, 0.36% on the next $1 billion of average daily net assets, 0.34% on the next $6 billion of average daily net assets, and 0.33% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the Short Duration Government Fund’s management fee rate was 0.50% on the first $1 billion of average daily net assets, 0.45% on the next $1 billion of average daily net assets, 0.43% on the next $3 billion of average daily net assets, 0.42% on the next $3 billion of average daily net assets, and 0.41% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the Inflation Protected Securities Fund’s management fee rate was 0.33% on the first $1 billion of average daily net assets, 0.30% on the next $1 billion of average daily net assets, 0.28% on the next $6 billion of average daily net assets, and 0.27% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the Government Income Fund’s management fee rate was 0.54% on the first $1 billion of average daily net assets, 0.49% on the next $1 billion of average daily net assets, 0.46% on the next $3 billion of average daily net assets, 0.45% on the next $3 billion of average daily net assets, and 0.44% on amounts over $8 billion of average daily net assets.

The Investment Adviser has agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an Investment Adviser to any of the affiliated funds in which the Funds invest. These arrangements will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. A management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, though the Investment Adviser does not presently intend to do so.

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In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to 0.064%, 0.014%, 0.004%, 0.044%, 0.004% and 0.014% of the average daily net assets for the Enhanced Income, High Quality Floating Rate, Short Duration Government, Inflation Protected Securities, Government Income and Short Duration Income Funds, respectively, through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2017 is available in the Funds’ semi-annual report dated September 30, 2017.

FUND MANAGERS

Fixed Income Portfolio Management Team

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Portfolio Manager— Enhanced Income High Quality Floating Rate Short Duration Government Short Duration Income	Since 2008 2008 2008 2012	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Enhanced Income High Quality Floating Rate Short Duration Government Short Duration Income	Since 2016 2016 2016 2016	Mr. Olivo is the global head of short duration fixed income strategies. In this role, Mr. Olivo is responsible for portfolio management of several of GSAM’s short duration funds as well as portfolio construction and oversight for investment mandates on behalf of central banks, balance sheet clients, and financial institutions. Previously, he was a member of the short-term taxable portfolio management team and co-managed the U.S. Government money market funds. Mr. Olivo also managed the separate account money market business. Mr. Olivo is a member of the Investment Strategy Committee. He joined GSAM in 1995 as a portfolio trading assistant and was responsible for the daily compliance of all of the taxable money market funds.
Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Government Income	Since 2009	Mr. Swell is Co-Head of Global Lead Portfolio Management Team and a member of the Fixed Income Strategy Group. Mr Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.
Matthew Kaiser Managing Director	Portfolio Manager— Inflation Protected Securities High Quality Floating Rate Government Income	Since 2010 2016	Mr. Kaiser is a portfolio manager, primarily responsible for Securitized MBS, ABS, and CMBS portfolios, as well as BOLI accounts. Mr. Kaiser joined the Investment Adviser in 2009 and prior to that, he worked for eight years at JPMorgan Chase.
Mark Van Wyk Managing Director	Portfolio Manager— Inflation Protected Securities Government Income	Since 2007 2010	Mr. Van Wyk is the Head of the Government and Agency team and specializes in U.S. government and financial derivatives. Mr. Van Wyk joined the Investment Adviser in 1994.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although those fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation for the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

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Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Short Duration Government	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Government Income	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually

In addition to the net investment income dividends declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

Important Notice:

Class P Shares generally are available to the following investors:

⬛	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
⬛	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
⬛	Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
⬛	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of a Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by a Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your

47

Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.

What Is My Minimum Investment In The Funds?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. Receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

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SHAREHOLDER GUIDE

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant

49

events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

⬛	Shares Purchased by Federal Funds Wire:
⬛

If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day

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SHAREHOLDER GUIDE

that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
⬛	If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
⬛	Shares Purchased by Check:
⬛	If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
⬛	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to

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receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
⬛	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

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SHAREHOLDER GUIDE

The Trust reserves the right to:

⬛	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds, which may be offered in another prospectus, may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.

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⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are

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SHAREHOLDER GUIDE

priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Funds. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Funds. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before

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TAXATION

and ending 30 days after the shares are disposed of (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your account application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. A Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

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Appendix A

Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

A Fund described in the Prospectus may have a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of a Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.

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APPENDIX A

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

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The Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For this purpose, a Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc.

Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

Debt securities rated A or higher by Standard & Poor’s or Moody’s or having a comparable credit rating by another NRSRO are considered “high grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments.  The Funds may invest in derivative instruments including some or all of the following: options, futures, options on futures, swaps, structured securities and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

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Risks of Foreign Investments.  Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Enhanced Income Fund, High Quality Floating Rate Fund, Inflation Protected Securities Fund and Short Duration Income Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which some or all of the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests

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⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see Shareholder Guide—“How To Buy Shares—How Are Shares Priced?”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act, such as the Funds. The new rule may potentially impact the Funds’ performance and ability to achieve their respective investment objectives. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Risks of Emerging Countries.  Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in secu-

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rities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.

Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust

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certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also

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been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities.  Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

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Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the

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risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations.  Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities and Inverse Floaters.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a

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highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls.  The High Quality Floating Rate, Inflation Protected Securities, Government Income, Short Duration Government and Short Duration Income Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference

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between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Inflation Protected Securities.  The Inflation Protected Securities Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Each other Fund may invest only in IPS issued by the U.S. Treasury. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.

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The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

A Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Foreign Currency Transactions.  Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Certain Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

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A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed or received).

Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

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The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

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Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

74

APPENDIX A

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Collateralized Loan Obligations.  Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by a Fund as liquid securities.

Loan-Related Investments.  The Short Duration Income Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest

75

rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments.

Preferred Stock, Warrants and Rights.  Certain Funds may invest in preferred stock, warrants and stock purchase rights (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Sales Against-the-Box.  The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.   As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

76

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class P Shares had not commenced operations as of the end of the Funds’ fiscal year, financial highlights are not available. The information for each Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The financial statements for the fiscal period ended September 30, 2017 are unaudited.

77

GOLDMAN SACHS ENHANCED INCOME FUND

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.44	$0.05	$— (d)	$0.05	$(0.05)
2017 - Institutional	9.43	0.07	— (d)	0.07	(0.07)
2017 - Administration	9.46	0.06	— (d)	0.06	(0.06)
2017 - Investor(g)	9.42	0.06	— (d)	0.06	(0.06)
2017 - R6	9.43	0.07	— (d)	0.07	(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.41	0.08	0.03	0.11	(0.08)
2017 - Institutional	9.40	0.11	0.03	0.14	(0.11)
2017 - Administration	9.43	0.09	0.03	0.12	(0.09)
2017 - Investor(g)	9.39	0.11	0.02	0.13	(0.10)
2017 - R6	9.40	0.12	0.02	0.14	(0.11)
2016 - A	9.42	0.04	(0.01)	0.03	(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - Investor(g)	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (commenced July 31, 2015)	9.39	0.05	— (d)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - Investor(g)	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - Investor(g)	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - Investor(g)	9.47	0.09	0.01	0.10	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(g)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

78

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.44	0.55%	$34,679	0.69	%(e)	0.70	%(e)	1.10	%(e)	32%
9.43	0.72	588,540	0.35	(e)	0.36	(e)	1.43	(e)	32
9.46	0.59	157	0.60	(e)	0.61	(e)	1.19	(e)	32
9.42	0.67	3,874	0.43	(e)	0.45	(e)	1.32	(e)	32
9.43	0.73	10	0.34	(e)	0.35	(e)	1.45	(e)	32

9.44	1.19	35,560	0.69		0.71		0.88		89
9.43	1.53	435,915	0.35		0.37		1.22		89
9.46	1.28	162	0.60		0.62		0.97		89
9.42	1.44	2,012	0.44		0.45		1.14		89
9.43	1.55	10	0.34		0.36		1.23		89
9.41	0.29	35,378	0.69		0.71		0.42		60
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(e)	0.37	(e)	0.74	(e)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98

79

GOLDMAN SACHS GOVERNMENT INCOME FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$14.64	$0.08	$0.12	$0.20	$(0.13)	$—	$(0.13)
2017 - C	14.64	0.03	0.11	0.14	(0.07)	—	(0.07)
2017 - Institutional	14.62	0.11	0.10	0.21	(0.15)	—	(0.15)
2017 - Service	14.60	0.07	0.11	0.18	(0.11)	—	(0.11)
2017 - Investor(e)	14.63	0.10	0.12	0.22	(0.15)	—	(0.15)
2017 - R	14.62	0.06	0.12	0.18	(0.11)	—	(0.11)
2017 - R6	14.61	0.11	0.11	0.22	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	15.03	0.16	(0.29)	(0.13)	(0.26)	—	(0.26)
2017 - C	15.03	0.05	(0.29)	(0.24)	(0.15)	—	(0.15)
2017 - Institutional	15.01	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)
2017 - Service	14.99	0.14	(0.30)	(0.16)	(0.23)	—	(0.23)
2017 - Investor(e)	15.02	0.20	(0.29)	(0.09)	(0.30)	—	(0.30)
2017 - R	15.02	0.12	(0.30)	(0.18)	(0.22)	—	(0.22)
2017 - R6	15.01	0.20	(0.29)	(0.09)	(0.31)	—	(0.31)
2016 - A	15.02	0.19	0.06	0.25	(0.24)	—	(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - Investor(e)	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (Commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - Investor(e)	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - Investor(e)	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - Investor(e)	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

80

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.71	1.35%	$119,889	0.91	%(d)	1.05	%(d)	1.09	%(d)	213%
14.71	0.97	6,767	1.66	(d)	1.80	(d)	0.34	(d)	213
14.68	1.45	140,692	0.57	(d)	0.71	(d)	1.43	(d)	213
14.67	1.27	46,889	1.07	(d)	1.21	(d)	0.93	(d)	213
14.70	1.47	4,155	0.66	(d)	0.80	(d)	1.34	(d)	213
14.69	1.22	20,891	1.16	(d)	1.30	(d)	0.84	(d)	213
14.68	1.53	18,256	0.55	(d)	0.69	(d)	1.44	(d)	213

14.64	(0.89)	134,630	0.91		1.06		1.08		441
14.64	(1.63)	8,066	1.66		1.81		0.33		441
14.62	(0.56)	129,442	0.57		0.72		1.42		441
14.60	(1.06)	53,711	1.07		1.22		0.92		441
14.63	(0.64)	4,558	0.66		0.81		1.33		441
14.62	(1.14)	21,045	1.16		1.31		0.83		441
14.61	(0.60)	17,614	0.55		0.69		1.35		441
15.03	1.66	159,880	0.90		1.05		1.31		590
15.03	0.91	11,743	1.66		1.80		0.56		590
15.01	2.01	147,394	0.57		0.71		1.64		590
14.99	1.50	54,940	1.06		1.21		1.15		590
15.02	1.92	4,676	0.66		0.80		1.55		590
15.02	1.41	21,688	1.15		1.30		1.06		590
15.01	2.52	93	0.55	(d)	0.70	(d)	1.59	(d)	590
15.02	3.80	182,381	0.91		1.05		1.16		471
15.02	3.03	12,918	1.66		1.80		0.41		471
15.00	4.23	186,519	0.58		0.71		1.50		471
14.98	3.64	51,176	1.07		1.21		1.00		471
15.01	4.06	3,875	0.66		0.80		1.41		471
15.00	3.55	23,184	1.16		1.30		0.90		471
14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655
15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943

81

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$8.72	$0.05		$0.01	$0.06	$(0.05)
2017 - Institutional	8.71	0.06		0.01	0.07	(0.06)
2017 - Service	8.76	0.04		— (e)	0.04	(0.04)
2017 - Investor(f)	8.69	0.06		0.01	0.07	(0.06)
2017 - R6	8.72	0.06		— (e)	0.06	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	8.63	0.07		0.08	0.15	(0.06)
2017 - Institutional	8.63	0.09		0.08	0.17	(0.09)
2017 - Service	8.67	0.05		0.09	0.14	(0.05)
2017 - Investor(f)	8.61	0.08		0.08	0.16	(0.08)
2017 - R6	8.63	0.09		0.09	0.18	(0.09)
2016 - A	8.72	0.02		(0.09)	(0.07)	(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - Investor(f)	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(e)	(0.05)	(0.05)	— (e)
2015 - Investor(f)	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (e)	0.04	(0.05)
2014 - Service	8.83	—	(e)	(0.01)	(0.01)	(0.01)
2014 - Investor(f)	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (e)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (e)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - Investor(f)	8.76	0.05		0.01	0.06	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

82

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.73	0.64%	$10,934	0.71	%(d)	0.82	%(d)	1.06	%(d)	27%
8.72	0.81	717,959	0.36	(d)	0.47	(d)	1.40	(d)	27
8.76	0.44	99	0.87	(d)	0.99	(d)	0.90	(d)	27
8.70	0.77	786	0.45	(d)	0.57	(d)	1.31	(d)	27
8.72	0.70	10	0.36	(d)	0.45	(d)	1.40	(d)	27

8.72	1.79	11,303	0.65		0.89		0.76		59
8.71	1.97	429,019	0.36		0.55		1.05		59
8.76	1.58	491	0.86		1.05		0.55		59
8.69	1.87	632	0.44		0.62		0.91		59
8.72	2.11	10	0.36		0.53		1.05		59
8.63	(0.80)	10,680	0.70		0.88		0.22		71
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(d)	0.53	(d)	0.55	(d)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286

83

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.44	$0.06	$(0.04)	$0.02	$(0.08)	$—	$—	$(0.08)
2017 - C	10.31	0.02	(0.04)	(0.02)	(0.05)	—	—	(0.05)
2017 - Institutional	10.56	0.08	(0.04)	0.04	(0.10)	—	—	(0.10)
2017 - Investor(e)	10.50	0.07	(0.04)	0.03	(0.09)	—	—	(0.09)
2017 - R	10.41	0.04	(0.03)	0.01	(0.07)	—	—	(0.07)
2017 - R6	10.55	0.05	(0.01)	0.04	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.44	0.18	(0.04)	0.14	(0.14)	—	—	(0.14)
2017 - C	10.32	0.11	(0.05)	0.06	(0.07)	—	—	(0.07)
2017 - Institutional	10.55	0.22	(0.04)	0.18	(0.17)	—	—	(0.17)
2017 - Investor(e)	10.49	0.20	(0.03)	0.17	(0.16)	—	—	(0.16)
2017 - R	10.41	0.15	(0.04)	0.11	(0.11)	—	—	(0.11)
2017 - R6	10.55	0.21	(0.04)	0.17	(0.17)	—	—	(0.17)
2016 - A	10.39	0.10	0.01	0.11	(0.03)	—	(0.03)	(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - Investor(e)	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016 - R6 (commenced July 31, 2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - Investor(e)	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (f)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - Investor(e)	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - Investor(e)	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (f)	0.57	0.57	(0.13)	(0.36)	—	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

84

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.38	0.20%	$79,231	0.68	%(d)	0.78	%(d)	1.22	%(d)	72%
10.24	(0.16)	7,887	1.43	(d)	1.53	(d)	0.38	(d)	72
10.50	0.36	225,694	0.34	(d)	0.44	(d)	1.53	(d)	72
10.44	0.32	15,538	0.43	(d)	0.53	(d)	1.37	(d)	72
10.35	0.12	23,888	0.93	(d)	1.03	(d)	0.86	(d)	72
10.49	0.37	3,638	0.33	(d)	0.41	(d)	0.89	(d)	72

10.44	1.32	78,713	0.68		0.84		1.69		189
10.31	0.59	6,512	1.43		1.60		1.06		189
10.56	1.70	202,452	0.34		0.50		2.11		189
10.50	1.64	12,523	0.43		0.59		1.87		189
10.41	1.07	18,094	0.93		1.09		1.45		189
10.55	1.62	723	0.32		0.47		2.00		189
10.44	1.09	39,525	0.70		0.89		1.02		171
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(d)	0.60	(d)	(0.44	)(d)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230

85

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.99	$0.06	$(0.03)	$0.03	$(0.09)	$—	$(0.09)
2017 - C	9.92	0.04	(0.03)	0.01	(0.07)	—	(0.07)
2017 - Institutional	9.96	0.08	(0.03)	0.05	(0.11)	—	(0.11)
2017 - Service	9.94	0.06	(0.04)	0.02	(0.08)	—	(0.08)
2017 - Investor(e)	9.99	0.08	(0.04)	0.04	(0.10)	—	(0.10)
2017 - R6	9.96	0.10	(0.06)	0.04	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.10	0.11	(0.06)	0.05	(0.16)	—	(0.16)
2017 - C	10.03	0.07	(0.06)	0.01	(0.12)	—	(0.12)
2017 - Institutional	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2017 - Service	10.05	0.09	(0.06)	0.03	(0.14)	—	(0.14)
2017 - Investor(e)	10.10	0.14	(0.07)	0.07	(0.18)	—	(0.18)
2017 - R6	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2016 - A	10.12	0.05	(0.01)	0.04	(0.06)	—	(0.06)
2016 - C	10.06	0.02	(0.02)	— (f)	(0.03)	—	(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)	—	(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)	—	(0.05)
2016 - Investor(e)	10.13	0.08	(0.02)	0.06	(0.09)	—	(0.09)
2016 - R6 (commenced July 31, 2015)	10.09	0.06	(0.02)	0.04	(0.06)	—	(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—	(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—	(0.07)
2015 - Investor(e)	10.18	0.09	(0.03)	0.06	(0.11)	—	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - Investor(e)	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (f)	0.03	(0.05)	(0.03)	(0.08)
2013 - Investor(e)	10.30	0.07	— (f)	0.07	(0.09)	(0.03)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

86

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.93	0.30%	$121,260	0.82	%(d)	0.90	%(d)	1.28	%(d)	42%
9.86	0.09	24,093	1.22	(d)	1.65	(d)	0.88	(d)	42
9.90	0.47	921,699	0.48	(d)	0.56	(d)	1.62	(d)	42
9.88	0.21	24,508	0.98	(d)	1.06	(d)	1.12	(d)	42
9.93	0.42	28,454	0.57	(d)	0.65	(d)	1.54	(d)	42
9.89	0.37	1,634	0.46	(d)	0.55	(d)	1.92	(d)	42

9.99	0.46	138,612	0.82		0.92		1.08		173
9.92	0.06	28,292	1.22		1.67		0.68		173
9.96	0.80	1,045,066	0.47		0.58		1.42		173
9.94	0.30	26,697	0.97		1.08		0.93		173
9.99	0.72	24,378	0.56		0.67		1.36		173
9.96	0.82	73,716	0.45		0.56		1.44		173
10.10	0.44	173,879	0.81		0.91		0.52		227
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.07	0.42	73,976	0.45	(d)	0.55	(d)	0.84	(d)	227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640

87

GOLDMAN SACHS SHORT DURATION INCOME FUND

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.96	$0.09	$— (d)	$0.09	$(0.10)	$—		$(0.10)
2017 - C	9.96	0.07	— (d)	0.07	(0.08)	—		(0.08)
2017 - Institutional	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)
2017 - Investor(f)	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)
2017 - R	9.98	0.07	— (d)	0.07	(0.09)	—		(0.09)
2017 - R6	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.96	0.16	0.02	0.18	(0.18)	—		(0.18)
2017 - C	9.96	0.12	0.03	0.15	(0.15)	—		(0.15)
2017 - Institutional	9.98	0.19	0.03	0.22	(0.22)	—		(0.22)
2017 - Investor(f)	9.97	0.18	0.04	0.22	(0.21)	—		(0.21)
2017 - R	9.98	0.13	0.03	0.16	(0.16)	—		(0.16)
2017 - R6	9.97	0.19	0.04	0.23	(0.22)	—		(0.22)
2016 - A	10.10	0.16	(0.10)	0.06	(0.20)	—		(0.20)
2016 - C	10.10	0.12	(0.10)	0.02	(0.16)	—		(0.16)
2016 - Institutional	10.11	0.19	(0.08)	0.11	(0.24)	—		(0.24)
2016 - Investor(f)	10.11	0.18	(0.09)	0.09	(0.23)	—		(0.23)
2016 - R	10.11	0.13	(0.08)	0.05	(0.18)	—		(0.18)
2016 - R6 (commenced July 31, 2015)	10.07	0.13	(0.07)	0.06	(0.16)	—		(0.16)
2015 - A	10.17	0.10	(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06	(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13	(0.03)	0.10	(0.17)	—		(0.17)
2015 - Investor(f)	10.18	0.13	(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08	(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12	0.01	0.13	(0.13)	—	(d)	(0.13)
2014 - C	10.17	0.08	0.01	0.09	(0.09)	—	(d)	(0.09)
2014 - Institutional	10.18	0.15	0.01	0.16	(0.16)	—	(d)	(0.16)
2014 - Investor(f)	10.18	0.15	— (d)	0.15	(0.15)	—	(d)	(0.15)
2014 - R	10.18	0.09	0.01	0.10	(0.10)	—	(d)	(0.10)
2013 - A	9.96	0.11	0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08	0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14	0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - Investor(f)	9.97	0.13	0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08	0.26	0.34	(0.10)	(0.03)		(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

88

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.95	0.88%	$12,380	0.79	%(e)	0.87	%(e)	1.71	%(e)	61%
9.95	0.58	1,050	1.20	(e)	1.62	(e)	1.33	(e)	61
9.96	0.95	640,385	0.45	(e)	0.53	(e)	2.06	(e)	61
9.96	0.91	1,818	0.54	(e)	0.62	(e)	1.96	(e)	61
9.96	0.66	40	1.04	(e)	1.11	(e)	1.48	(e)	61
9.96	0.94	10	0.45	(e)	0.55	(e)	2.09	(e)	61

9.96	1.86	9,259	0.79		0.90		1.56		165
9.96	1.46	954	1.19		1.66		1.16		165
9.98	2.21	560,818	0.45		0.56		1.90		165
9.98	2.22	1,457	0.54		0.65		1.84		165
9.98	1.62	32	1.04		1.14		1.32		165
9.98	2.30	10	0.45		0.59		1.91		165
9.96	0.62	7,001	0.80		0.94		1.57		161
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(e)	0.63	(e)	1.90	(e)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

89

Short Duration and Government Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Funds may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or

http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

⬛ By telephone:	1-800-621-2550
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

SDFIPRO-18P	The Funds’ investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

Prospectus

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

April 20, 2018

⬛	Goldman Sachs Long Short Credit Strategies Fund

∎	Class P Shares: GMUPX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Goldman Sachs Long Short Credit Strategies Fund—Summary

Investment Objective

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class P
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses[1]	0.23%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.26%
Fee Waiver and Expense Limitation[2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.12%

[1]	The “Other Expenses” for Class P Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P Shares	$114	$386	$678	$1,510

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2017 was 266% of the average value of its portfolio.

Principal Strategy

The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities

1

or sponsored enterprises (“U.S. Government Securities”), and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).

The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).

The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.

There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.

When making investments, the Investment Adviser seeks to identify securities that are both fundamentally mispriced and have a potential catalyst for value creation. Within this universe, the Investment Adviser seeks perceived risk-adjusted return opportunities with a focus on:

⬛	Asymmetric return profile (i.e., upside versus downside potential);
⬛	Relative value analysis and impact on the current portfolio;
⬛	Technical dynamics in the market (i.e., understanding the price movements in the market relative to supply and demand); and
⬛	Overall risk/return potential.

The Fund employs a sell discipline aimed at minimizing losses. Although the portfolio management team considers many factors when implementing trades, there are three primary reasons why the Fund would exit an investment or trade:

⬛	Position Target Achieved—Position targets are established at the time of investment and monitored on both an absolute and relative value basis. An asset is typically sold as it approaches the target, unless changes in circumstances dictate a revised target.
⬛	Credit Profile Change/Credit Event—The loss of (or change to) a catalyst or change in fundamentals which no longer support the initial investment decision will cause the team to exit a position.
⬛	Portfolio Re-Allocation—Each position is monitored on a relative value basis versus other holdings and market opportunities. Positions are sold or reduced to maintain proper portfolio diversification.

The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the

2

Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security offered by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  The Fund’s use of futures, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid, or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when

3

it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Short Position Risk.  The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related

4

interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and, with respect to certain instruments (e.g., equities, swap options) may be unlimited.

Special Situation Investments Risk.  The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the Fund’s performance information for the period prior to March 24, 2014 shown below is that of the Predecessor Fund and performance information prior to this date reflects the Predecessor Fund’s investment strategies and policies. The Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to March 24, 2014.

Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

5

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to the Predecessor Fund prior to March 24, 2014. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q4 ‘11 +4.72% Worst Quarter Q4 ‘14 –3.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017*	1 Year	5 Years	Since Inception
Institutional Shares (Inception 3/24/14)**
Returns Before Taxes	2.61%	1.93%	5.08%
Returns After Taxes on Distributions	0.82%	–0.10%	2.78%
Returns After Taxes on Distributions and Sale of Fund Shares	1.48%	0.56%	3.02%
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (reflects no deduction for fees or expenses)	1.11%	0.49%	0.41%

*	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. Institutional Shares commenced operations on March 24, 2014. Prior to March 24, 2014, the performance of the Institutional Shares is that of the Predecessor Fund’s Common Shares. Performance has not been adjusted for the Institutional Shares to reflect the fees of the share class, however, if performance had been adjusted, it would have been higher than that of the Common Shares.
The	Predecessor Fund commenced operations on June 15, 2009.
**	Returns are for a share class that is not presented that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Salvatore Lentini, Managing Director, Co-Head of GSAM Credit Alternatives, has managed the Fund since 2014 (and had managed the Predecessor Fund since its inception in 2009); and Brendan McGovern, Managing Director, Co-Head of GSAM Credit Alternatives, has managed the Fund since 2014 (and had managed the Predecessor Fund since 2013).

Buying and Selling Fund Shares

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

6

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

7

Investment Management Approach

INVESTMENT OBJECTIVES

The Fund seeks an absolute return comprised of income and capital appreciation.

The Fund’s investment objective may be changed without shareholder approval upon 60 days notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its Net Assets in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) U.S. Government Securities, and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).

The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).

The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.

There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index. The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).

8

INVESTMENT MANAGEMENT APPROACH

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

GSAM Credit Alternatives Portfolio Management Team Investment Philosophy:

Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders and are supported by in-depth fundamental research. Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views. Investment ideas begin with the development of an investment thesis and are supported by a fundamental view.

In-depth, bottom-up fundamental research is the foundation of our investment process. Our investment process consists of four key steps, as outlined below:

Step 1:  Idea Generation

⬛	Our investment process begins with independent idea generation
⬛	Every member of our investment team contributes to the research process, creating hypotheses and formulating ideas
⬛	Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders
⬛	Our analysts’ diverse backgrounds and networks create an opportunistic universe
⬛	Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views
⬛	Investment ideas begin with the development of an investment thesis and are supported by a fundamental view

Step 2:  Research and Analysis

⬛	Once an investment idea has been generated and an investment thesis has been formed, analysts work very closely with portfolio managers in refining their investment theses through rigorous bottom-up research
⬛	Our research process focuses on developing a deep understanding of business drivers, regulatory risks and the capital structure
⬛	We seek “value with a catalyst” in every position. The credit research process is aimed at gaining a thorough understanding of enterprise value while uncovering potential catalysts for value creation
⬛	Every corporate bond in the portfolio has undergone our thorough credit research process
⬛	Frequently, our bottom-up analysis of individual issuers will lead us to uncover market inefficiencies which apply to other individual issuers within our investment universe

Step 3:  Trade Implementation

⬛	For every investment, we seek to understand the upside potential versus the downside risks
⬛	In addition, the portfolio management team considers important factors such as instrument and market liquidity, technical dynamics in the market, impact on the current portfolio, overall risk/return potential, and attractiveness of the position relative to others, among others considerations
⬛	We seek to construct a portfolio that consists of the team’s investment ideas on a risk-adjusted basis

Step 4:  Hedging, Risk Measurement and Monitoring

⬛	Ongoing risk management and portfolio monitoring are critical to the team’s investment process
⬛	Our hedging philosophy is centered on the preservation of capital and minimizing the beta (or market exposure) of the Fund’s investment returns to those of the overall fixed income market. Portfolio managers evaluate hedging as part of the regular portfolio management process on an ongoing basis
⬛	The team uses a multi-layered approach to risk management that begins with the portfolio management team. We use a combination of sensible qualitative metrics and sophisticated quantitative tools
⬛	Portfolio risk management is supplemented by firmwide risk management, which independently establishes and enforces portfolio guidelines, processes and limits

References in the Prospectus to the Fund’s benchmark are for informational purposes only and are not necessarily an indication of how the Fund is managed. The Fund’s risk profile is different from that of its benchmark and, as a result, the performance of the Fund may not correlate with that of the benchmark.

9

ADDITIONAL FEES AND EXPENSES INFORMATION

Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund through its ownership of shares in other investment companies.

ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.

These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Fund in its use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected holdings information as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

10

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not Permitted

Long Short Credit Strategies Fund
Investment Practices

Borrowings	33 1⁄3

Credit, Correlation, Currency, Equity, Index, Inflation, Inflation Asset, Interest Rate, Mortgage, Total Return, Variance and Volatility Swaps (and options on swaps)[1]	•

Cross Hedging of Currencies	•

Custodial Receipts and Trust Certificates	•

Foreign Currency Transactions (including forward contracts)	•

Futures Contracts and Options and Swaps on Futures Contracts	•

Illiquid Investments*	15

Interest Rate Caps, Floors and Collars	•

Investment Company Securities (including ETFs)[2]	10

Mortgage Dollar Rolls	•

Options on Foreign Currencies[3]	•

Options[4]	•

Preferred Stock	•

Repurchase Agreements	•

Reverse Repurchase Agreements	•

Short Sales	•

Standby Commitments and Tender Bond Options	•

When-Issued Securities and Forward Commitments	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the instrument.
[1]	The Long Short Credit Strategies Fund may not enter into correlation, inflation, inflation asset, variance and volatility swaps.
[2]	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[3]	The Fund may purchase and sell call and put options on foreign currencies.
[4]	The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.

11

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

Long Short Credit Strategies Fund
Investment Securities

Asset-Backed Securities	•

Bank Obligations	•

Collateralized Debt Obligations	•

Commodity-Linked Derivative Instruments	•

Convertible Securities	•

Corporate Debt Obligations and Trust Preferred Securities	•

Emerging Country Securities	•

Equity Investments	•

Fixed Income Securities	•

Foreign Government Securities	•

Floating and Variable Rate Obligations	•

Foreign Securities[1]	•

Loans and Loan Participations	•

Mortgage-Backed Securities

Adjustable Rate Mortgage Loans	•

Collateralized Mortgage Obligations	•

Fixed Rate Mortgage Loans	•

Government Issued Mortgage-Backed Securities	•

Multiple Class Mortgage-Backed Securities	•

Privately Issued Mortgage-Backed Securities	•

Stripped Mortgage-Backed Securities	•

Municipal Securities	•

Non-Investment Grade Fixed Income Securities	•

Preferred Stock, Warrants and Rights	•

Real Estate Investment Trusts	•

Structured Securities (which may include credit linked notes)	•

Temporary Investments	•

U.S. Government Securities	•

Yield Curve Options and Inverse Floating Rate Securities	•

[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.

12

Risks of the Fund

Loss of money is a risk of investing in the Fund. The principal risks of the Fund are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Fund. The investment program of the Fund is speculative, entail substantial risks and include alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing.

✓	Principal Risk
•	Additional Risk

Long Short Credit Strategies Fund

Call/Prepayment	✓

Collateralized Debt Obligation	•

Commodity Sector	•

Counterparty	✓

Credit/Default	✓

Derivatives	✓

Distressed Debt	•

Emerging Countries	•

Extension	•

Floating and Variable Rate Obligations	✓

Foreign	✓

Interest Rate	✓

Large Shareholder Transactions	✓

Leverage	✓

Liquidity	✓

Loan-Related Investments	✓

Management	✓

Market	✓

Mortgage-Backed and Other Asset-Backed Securities	•

Municipal Securities	•

NAV	•

Non-Hedging Foreign Currency Trading	•

Non-Investment Grade Fixed Income Securities	✓

Portfolio Turnover Rate	✓

Short Position	✓

Sovereign Default

Economic	•

Political	•

Repayment	•

Special Situations Investments	✓

Stock	•

Swaps	✓

U.S. Government Securities	✓

13

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
⬛	Collateralized Debt Obligation Risk—The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in CDOs are also more difficult to value than other investments. In addition, although not required, valuations of Fund holdings are ordinarily verified via a second pricing source. However, second source pricing may not be available with respect to certain CDOs in which the Fund invests as a result of a lack of readily available market quotations. In addition, there may be delays in the Fund’s ability to invest in CDOs at desired levels as a result of the increased time necessary for the Investment Adviser to resolve valuation and operational issues necessary to make these investments.

⬛	Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
⬛	Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have lower credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk—The Fund’s use of forwards, options, futures, swaps, options on swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid, or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

14

RISKS OF THE FUND

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

As investment companies registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk:   In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment result.

⬛	Distressed Debt Risk—The Fund may invest in securities and other obligations of financially troubled companies (sometimes known as “distressed securities”), including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value accurately. They generally are considered speculative. In any investment involving distressed securities, there exists the risk that the transaction involving such debt securities will be unsuccessful. Distressed securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
⬛	Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
⬛

Floating and Variable Rate Obligations Risks—Floating and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which

15

could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. For more information about these risks, see Appendix A.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed-income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
⬛	Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs & Co. LLC (“Goldman Sachs”) affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
⬛	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
⬛	Liquidity Risk—The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

16

RISKS OF THE FUND

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Funds that invest in non-investment grade fixed income securities and/or emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.

17

⬛	Market Risk—The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The Fund may invest in mortgage-backed securities issued by the U.S. government. (See “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

⬛	Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.

With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing

18

RISKS OF THE FUND

power for payment of the lease obligation, the lease obligation is secured by the lease property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Municipalities continue to experience difficulties in the current economic and political environment.

⬛	NAV Risk—The net asset value of the Fund and the value of your investment will fluctuate.
⬛	Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Advisers may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Advisers’ expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities or obligations of issuers that are in default.
⬛	Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
⬛	Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to the short transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale may, with respect to certain instruments (e.g., equities, swap options), be unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

19

Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund may be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on their books, liquid assets (less any additional collateral held by the broker, not including short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as their ability to meet redemption requests or other current obligations.

⬛	Sovereign Default Risk—The issuer of the non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
⬛	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
⬛	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
⬛	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
⬛	Special Situation Investments Risk—The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
⬛	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
⬛	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap (including any margin the Fund may have posted in connection with establishing the swap position) in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

20

RISKS OF THE FUND

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Long Short Credit Strategies
200 West Street
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):

⬛	Supervises all non-advisory operations of the Fund
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of the Fund
⬛	Provides office space and all necessary office equipment and services

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

22

SERVICE PROVIDERS

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2017*
Long Short Credit Strategies	1.00%	First $1 Billion	0.98%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fees from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangement in place.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of average daily net assets for the Fund, respectively, through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for Fund in 2017 is available in the Fund’s semi-annual report for the period ended September 30, 2017.

FUND MANAGERS

GSAM Credit Alternatives Portfolio Management Team

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Salvatore Lentini Managing Director, Co-Head of GSAM Credit Alternatives	Portfolio Manager— Long Short Credit Strategies	Since 2014*	Mr. Lentini is the Co-Head and a Senior Portfolio Manager of the GSAM Credit Alternatives investment team and serves as its head of liquid credit and trading. He is also a voting member of the GSAM Private Credit Group Investment Committee. Mr. Lentini joined GSAM as a Managing Director in 2006.
Brendan McGovern Managing Director, Co-Head of GSAM Credit Alternatives	Portfolio Manager— Long Short Credit Strategies	Since 2014*	Mr. McGovern is the Co-Head and a Senior Portfolio Manager of the GSAM Credit Alternatives investment team. Mr. McGovern was named Chief Executive Officer and President of Goldman Sachs BDC, Inc. in 2013. He is also the Chair and a voting member of the GSAM Private Credit Group Investment Committee. Mr. McGovern joined GSAM as a Managing Director in 2006.

*	Messrs. Lentini and McGovern also served as portfolio managers of the Predecessor Fund since 2009 and 2013, respectively.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

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DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to the Class P Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

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Distributions

The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Long Short Credit Strategies	Daily	Monthly	Annually

In addition to the net investment income dividends declared daily and paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

Important Notice:

Class P Shares generally are available to the following investors:

⬛	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
⬛	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
⬛	Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Ayco are collectively referred to herein as “GS Clients”); or
⬛	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Fund?

If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the

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SHAREHOLDER GUIDE

time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.

What Is My Minimum Investment In The Fund?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. Receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
⬛	Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

27

The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith, under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

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SHAREHOLDER GUIDE

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than in their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

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When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

⬛	Shares Purchased by Federal Funds Wire:
⬛	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
⬛	If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
⬛	Shares Purchased by Check:
⬛	If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
⬛	Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.

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SHAREHOLDER GUIDE

⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.

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⬛	As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

The Trust reserves the right to:

⬛	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.
⬛	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds, which may be offered in another prospectus, may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

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SHAREHOLDER GUIDE

⬛	The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading

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activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rates described above also apply to certain qualifying dividend income, but the Fund’s distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your account application. By law, the Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors are generally subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, on redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

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Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The investment adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund. The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration. The Investment Adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts,

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options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As discussed below, the Fund may invest in credit default swaps and loan credit default swaps, which are derivative instruments.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Credit/Default Risks.  Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

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APPENDIX A

The Fund may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments.  The Fund may invest in derivative instruments including, without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Emerging Countries.  The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit

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investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.

Risks of Equity Swap Transactions.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

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APPENDIX A

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock (or group of stocks). Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock (or group of stocks), as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial.

Risks of Foreign Investments.  The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not so geographically focused.

41

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Foreign Custody Risk.  The Fund may hold foreign securities with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Risks of Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which the Fund may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests
⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain Senior Loans and Second Lien Loans
⬛	Certain CDOs, CBOs, CLOs, bank obligations, non-investment grade securities and other credit instruments
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

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APPENDIX A

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the 1940 Act, such as the Fund. The new rule may potentially impact the Fund’s performance and ability to achieve its investment objective. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  The Fund may, for temporary defensive purposes (and the extent it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities
⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Selling.  The Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.

The Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the impositions of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities.  The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to

43

borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies

44

APPENDIX A

for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgage-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities.  The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax

45

or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. There is risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other

46

APPENDIX A

adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.

New Types of Instruments.  From time to time the instruments discussed in the Prospectus have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these instruments and newly created instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objective and policies.

Brady Bonds and Similar Instruments.  The Fund may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, the Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Fund may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions.  The Fund may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.

47

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Collateralized Debt Obligations.  The Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured Securities and Inverse Floaters.  The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities,

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APPENDIX A

indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations.  The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

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Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) put and call options and purchase put and call options on any securities and other instruments in which it may invest or any index consisting of securities or other instruments in which it may invest. The Fund may also, to the extent consistent with its investment polices purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is an over-the-counter transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector

50

APPENDIX A

selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
⬛	The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
⬛	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received) (investments in reverse repurchase agreements are not subject to this percentage limitation if they are “covered” in accordance with the Investment Company Act).

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.

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Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Equity Swaps, Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  To the extent consistent with their investment policies, the Fund may enter into some or all of the following swap transactions and option agreements, including equity swaps, index swaps, interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate cap. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps, which may include credit default swaps and loan credit default swaps, involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

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APPENDIX A

When the Fund writes (sells) credit default swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, credit, currency, total return swaps, swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such

53

issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan-Related Investments.  The Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The participation typically results in a contractual relationship only with the institution

54

APPENDIX A

participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans typically have adjustable floating rate interest payments.

Special Situation Investments.  The Fund may make investments in special situation financings, including in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, and such investments will typically be made on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.

Preferred Stock, Warrants and Stock Purchase Rights.  The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Distressed Debt.  By investing in distressed debt, the Fund may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a

55

creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Fund must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party future commissions merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.

56

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Because Class P Shares had not commenced operations as of the end of the Fund’s fiscal year, financial highlights are not available. The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The financial statements for the fiscal period ended September 30, 2017 are unaudited.

57

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

		Income (loss) From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.45	$0.16	$— (d)	$0.16	$(0.10)	$—	$(0.10)
2017 - C	9.45	0.13	(0.01)	0.12	(0.06)	—	(0.06)
2017 - Institutional	9.44	0.18	(0.01)	0.17	(0.11)	—	(0.11)
2017 - Investor(f)	9.45	0.17	— (d)	0.17	(0.11)	—	(0.11)
2017 - R	9.45	0.15	(0.01)	0.14	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.47	0.33	(0.03)	0.30	(0.32)	—	(0.32)
2017 - C	9.47	0.26	(0.03)	0.23	(0.25)	—	(0.25)
2017 - Institutional	9.46	0.36	(0.03)	0.33	(0.35)	—	(0.35)
2017 - Investor(f)	9.47	0.35	(0.03)	0.32	(0.34)	—	(0.34)
2017 - R	9.47	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2016 - A	9.79	0.32	(0.30)	0.02	(0.34)	—	(0.34)
2016 - C	9.79	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)
2016 - Institutional	9.78	0.35	(0.30)	0.05	(0.37)	—	(0.37)
2016 - Investor(f)	9.79	0.35	(0.31)	0.04	(0.36)	—	(0.36)
2016 - R	9.78	0.30	(0.30)	—	(0.31)	—	(0.31)
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - Investor(f) (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Institutional	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

58

APPENDIX B

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.51	1.65%	$8,432	1.45	%(e)	1.58	%(e)	3.41	%(e)	140%
9.51	1.27	2,147	2.20	(e)	2.33	(e)	2.66	(e)	140
9.50	1.82	188,627	1.11	(e)	1.24	(e)	3.74	(e)	140
9.51	1.78	6,928	1.20	(e)	1.33	(e)	3.66	(e)	140
9.51	1.52	35	1.70	(e)	1.83	(e)	3.14	(e)	140

9.45	3.20	12,673	1.45		1.62		3.43		266
9.45	2.43	2,692	2.20		2.37		2.68		266
9.44	3.55	189,429	1.11		1.28		3.77		266
9.45	3.45	9,347	1.20		1.38		3.69		266
9.45	2.94	35	1.70		1.87		3.18		266
9.47	0.19	8,358	1.49		1.57		3.34		173
9.47	(0.55)	1,773	2.23		2.32		2.61		173
9.46	0.53	173,758	1.15		1.23		3.68		173
9.47	0.44	5,067	1.23		1.32		3.61		173
9.47	0.04	33	1.74		1.83		3.08		173
9.79	(3.28)	6,943	1.57	(e)	1.62	(e)	3.35	(e)	164
9.79	(3.95)	1,016	2.30	(e)	2.38	(e)	2.61	(e)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(e)	1.40	(e)	3.60	(e)	164
9.78	(3.57)	32	1.84	(e)	1.93	(e)	2.98	(e)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204

59

Long Short Credit Strategies Fund Prospectus (Class P Shares)

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement Of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s web site: http://www.gsamfunds.com/summaries.

From time to time, certain announcements and other information regarding the Fund may be found at

http://www.gsamfunds.com/announcements-ind for individual investors or

http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

⬛ By telephone:	1-800-621-2550
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

FIALTPRO-18P	The Fund’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 20, 2018 FOR CLASS P SHARES

DATED NOVEMBER 30, 2017, AS SUPPLEMENTED APRIL 20, 2018 FOR ALL OTHER SHARE CLASSES

FUND	Class A Shares	Class C Shares	Class R Shares	Investor Shares	Service Shares	Institutional Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class T Shares	Class P Shares
GOLDMAN SACHS ENHANCED INCOME FUND	GEIAX	—	—	GHIRX	—	GEIIX	GEADX	—	GEIUX	GEHTX	GAEPX
GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND	GSAMX	—	—	GTATX	GSASX	GSARX	—	—	GTAUX	GHFTX	GGOPX
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND	GSSDX	GSDCX	—	GTDTX	GSDSX	GSTGX	—	—	GSTUX	GSKTX	GMDPX
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND	GSDTX	GSTCX	—	GDIRX	GSFSX	GSDUX	—	—	GDUSX	GSXTX	GANPX
GOLDMAN SACHS GOVERNMENT INCOME FUND	GSGOX	GSOCX	GSORX	GSOTX	GSOSX	GSOIX	—	—	GSOUX	GGVTX	GGTPX
GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND	GSMIX	GSMUX	—	GUIRX	GSMEX	GSMTX	—	—	GYISX	GDMTX	GAJPX
GOLDMAN SACHS U.S. MORTGAGES FUND	GSUAX	—	—	GGIRX	—	GSUIX	—	GSUPX	GGIUX	GMETX	GSBPX
GOLDMAN SACHS CORE FIXED INCOME FUND	GCFIX	GCFCX	GDFRX	GDFTX	GSCSX	GSFIX	—	—	GCFUX	GCFTX	GAKPX
GOLDMAN SACHS BOND FUND	GSFAX	GSFCX	GSNRX	GSNTX	GSNSX	GSNIX	—	—	GSFUX	GBNTX	GMVPX
GOLDMAN SACHS SHORT DURATION INCOME FUND	GDIAX	GDICX	GIFRX	GSSRX	—	GDFIX	—	—	GDIUX	GDITX	GMCPX
GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND	GSGAX	—	—	GTIRX	—	GSGDX	—	GSCPX	GTIUX	GTITX	GGBPX
GOLDMAN SACHS GLOBAL INCOME FUND	GSGIX	GSLCX	—	GBIRX	GGISX	GSGLX	—	—	GBIUX	GGLTX	GGXPX
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND	GHYAX	GHYCX	—	GYIRX	—	GHYIX	—	—	GHYSX	GYITX	GGLPX
GOLDMAN SACHS HIGH YIELD FUND	GSHAX	GSHCX	GSHRX	GSHTX	GSHSX	GSHIX	—	—	GSHUX	GHYTX	GGMPX
GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND	GFRAX	GFRCX	GFRRX	GFRIX	—	GSFRX	—	—	GFRSX	GFRTX	GGNPX

GOLDMAN SACHS STRATEGIC INCOME FUND	GSZAX	GSZCX	GSZRX	GZIRX	—	GSZIX	—	—	GSZUX	GSZTX	GSOPX
GOLDMAN SACHS EMERGING MARKETS DEBT FUND	GSDAX	GSCDX	—	GSIRX	—	GSDIX	—	—	GSIUX	GEZTX	GAIPX
GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND	GAMDX	GCMDX	—	GLIRX	—	GIMDX	—	—	GIMSX	GLOTX	GMWPX
GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND	GSAPX	GSCFX	GSRPX	GSTPX	—	GSIPX	—	—	GSRUX	GIQTX	GGJPX
GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND	GDDAX	GDDCX	GDDRX	GIRDX	—	GDDIX	—	—	GDDSX	GDDTX	GSHPX
GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND	GSAUX	GSAVX	GSAZX	GSAYX	—	GSAWX	—	—	GSSAX	GSAQX	GMUPX

(Each a portfolio of Goldman Sachs Trust)

Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes each of the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the prospectuses for the Goldman Sachs Enhanced Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Strategic Income Fund and Goldman Sachs Inflation Protected Securities Fund, dated (i) April 20, 2018 for the Class P Shares of the Funds and (ii) July 28, 2017 for the Class A, Class C, Class R, Investor, Service, Institutional. Administration, Class R6 and Class T Shares of the Funds, as they may be further amended and/or supplemented from time to time, and with the prospectuses for the Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Total Emerging Markets Income Fund and Goldman Sachs Long Short Credit Strategies Fund, dated (i) April 20, 2018 for the Class P Shares of the Funds and (ii) dated November 30, 2017, for the Class A, Class C, Class R, Investor, Service, Institutional, Separate Account Institutional, Class R6 and Class T Shares of the Funds, as they may be further amended and/or supplemented from time to time, (collectively, the “Funds” and each individually, a “Fund”), (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers or writing to one of the addresses listed below, or from institutions (“Intermediaries”) acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in the Funds’ 2017 Annual Reports and unaudited financial statements contained in the Funds’ 2017 Semi-Annual Reports are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” Audited financial statements for Class P Shares will be included in the Funds’ Annual Report when the Class has completed its first annual period. No other portions of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein. A Fund’s Annual Report or Semi-Annual Report may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll free at 1-800-526-7384 (for Class A, Class C, Class R, Investor and Class T Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The date of this SAI is April 20, 2018.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser to:

Goldman Sachs Enhanced Income Fund

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Government Income Fund

Goldman Sachs Dynamic Municipal Income Fund

Goldman Sachs U.S. Mortgages Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Bond Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Total Emerging Markets Income Fund

Goldman Sachs Long Short Credit Strategies Fund

200 West Street

New York, NY 10282

GOLDMAN SACHS ASSET

MANAGEMENT INTERNATIONAL

Investment Adviser to:

Goldman Sachs Global Income Fund

Christchurch Court

10-15 Newgate Street

London, England EC1A7HD

GOLDMAN SACHS & CO. LLC

Distributor

200 West Street

New York, NY 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.)    : 800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders) or 800-526-7384 (for Class A, Class C, Class R, Investor and Class T Shareholders).

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Enhanced Income Fund (“Enhanced Income Fund”), Goldman Sachs High Quality Floating Rate Fund (“High Quality Floating Rate Fund”), Goldman Sachs Short Duration Government Fund (“Short Duration Government Fund”), Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Dynamic Municipal Income Fund (prior to December 18, 2014, the Goldman Sachs Municipal Income Fund) (“Dynamic Municipal Income Fund”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”), Goldman Sachs Bond Fund (prior to October 1, 2014, the Goldman Sachs Core Fixed Income Fund) (“Bond Fund”), Goldman Sachs Short Duration Income Fund (“Short Duration Income Fund”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit Fund”), Goldman Sachs Global Income Fund (“Global Income Fund”), Goldman Sachs High Yield Municipal Fund (“High Yield Municipal Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”), Goldman Sachs High Yield Floating Rate Fund (“High Yield Floating Rate Fund”), Goldman Sachs Strategic Income Fund (“Strategic Income Fund”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt Fund”), Goldman Sachs Inflation Protected Securities Fund (“Inflation Protected Securities Fund”), Goldman Sachs Total Emerging Markets Income Fund (prior to December 27, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund) (“Total Emerging Markets Income Fund”) and Goldman Sachs Long Short Credit Strategies Fund (“Long Short Credit Strategies Fund”) (each referred to herein as a “Fund” and, collectively, the “Funds”).

Each Fund other than the Global Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). Each of the Global Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is a non-diversified, open-end management investment company. Government Income Fund, Core Fixed Income Fund, Bond Fund and High Yield Fund are authorized to issue nine classes of shares: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and Global Income Fund are authorized to issue eight classes of shares: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. Short Duration Income Fund, High Yield Floating Rate Fund, Inflation Protected Securities Fund, Strategic Income Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund are authorized to issue eight classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. Enhanced Income Fund is authorized to issue seven classes of shares: Class A Shares, Administration Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. High Quality Floating Rate Fund is authorized to issue seven classes of shares: Class A Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. U.S. Mortgages Fund and Investment Grade Credit Fund are authorized to issue seven classes of shares: Class A Shares, Institutional Shares, Investor Shares, Separate Account Institutional Shares, Class R6 Shares, Class T Shares and Class P Shares. High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are authorized to issue seven classes of shares: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. The Trustees of the Trust may designate additional series and classes in the future from time to time. See “SHARES OF THE TRUST.” Prior to August 15, 2017, Investor Shares were named Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the investment adviser to each Fund except the Global Income Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each sometimes referred to herein as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Except for the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, each Fund’s custodian is State Street Bank and Trust Company. JPMorgan Chase Bank, N.A. serves as custodian for the Short Duration Tax Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund.

The following information relates to and supplements the description of each Fund’s investment objectives and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

As used in the SAI, the term “Tax Exempt Funds” refers to the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund; the term “Taxable Funds” refers to all of the other Funds.

INVESTMENT OBJECTIVES AND POLICIES

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the High Quality Floating Rate Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund, shareholders will be provided with sixty days’ notice in the manner prescribed by the U.S. Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”), in the particular type of investment suggested by its name. With respect to the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, such Funds’ policies to invest at least 80% of their Net Assets in tax exempt and municipal investments, as applicable, are fundamental policies that may not be changed without shareholder approval. With respect to the Inflation Protected Securities Fund, as a matter of fundamental policy, under normal circumstances at least 80% of the Fund’s Net Assets will be invested in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.

Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

The Trust, on behalf of the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA. The Investment Adviser is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Bond Fund, Strategic Income Fund and Local Emerging Markets Debt Fund. In addition, the Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for the Enhanced Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Short Duration Income Fund, Investment Grade Credit Fund and Global Income Fund and therefore is not subject to registration or regulation as a CPO under the CEA.

Enhanced Income Fund

Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage-backed U.S. Government Securities (as defined below), corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

A number of investment strategies will be used to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. Government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

The Fund’s overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, the Fund’s return is likely to increase. Conversely, when interest rates increase, the Fund’s return is likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.

In determining the maturity of an instrument, the Fund will treat the remaining maturity of a newly-issued security as five years in situations where the original maturity of the security exceeds that period by not more than forty-five days. In addition, a fixed income instrument that has a mandatory put or call feature that provides that the Fund will receive payment of the principal amount of the instrument from the issuer and/or an investment bank at a specified future date will be deemed to have a remaining maturity ending on that date, even though the stated final maturity of the instrument is later than the put or call date.

Preservation of Capital. Enhanced Income Fund seeks to reduce principal fluctuation by maintaining a target duration equal to that of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index to the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques. There is no assurance that these strategies will be successful.

Liquidity. Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value (“NAV”), the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

A Sophisticated Investment Process. Enhanced Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ option-adjusted spread model to assist in structuring and maintaining the Fund’s investment portfolio. In determining the Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists and fixed income analysts.

High Quality Floating Rate Fund and Short Duration Government Fund

High Quality Floating Rate Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal. Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and, for the High Quality Floating Rate Fund, obligations rated AAA or Aaa by an NRSRO at the time of purchase (or if unrated, determined by the Investment Adviser to be of comparable credit quality), without incurring the administrative and accounting burdens involved in direct investment.

Market and economic conditions may affect the investments of the High Quality Floating Rate and Short Duration Government Funds differently than the investments normally purchased by other types of fixed income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which High Quality Floating Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

High Current Income. High Quality Floating Rate and Short Duration Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the High Quality Floating Rate and Short Duration Government Funds do not maintain a constant NAV per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The High Quality Floating Rate and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.

Relative Low Volatility of Principal. High Quality Floating Rate Fund seeks to minimize NAV fluctuations by investing primarily in high quality floating rate or variable rate obligations. The High Quality Floating Rate Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, including repurchase agreements with counterparties rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and (ii) U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. Government Securities, with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. The target duration range of High Quality Floating

Rate Fund under normal interest rate conditions is that of the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, plus or minus 1 year. This Fund utilizes certain active management techniques to seek to hedge interest rate risk.

Short Duration Government Fund seeks to minimize NAV fluctuations by investing primarily in U.S. Government Securities and in repurchase agreements collateralized by U.S. Government Securities. The Short Duration Government Fund also seeks to minimize NAV by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The target duration of Short Duration Government Fund is that of the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index, plus or minus 1 year. There is no assurance that these strategies for High Quality Floating Rate Fund and Short Duration Government Fund will be successful.

Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of NAV requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs’ highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.

Government Income Fund

Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.

Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.

High Current Income. Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant NAV per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

Liquidity. Because Government Income Fund’s shares may be redeemed upon request of a shareholder on any business day at NAV, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

A Sophisticated Investment Process. Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. Government and mortgage-backed securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.

Convenience of a Fund Structure. Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.

Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund

The Tax Exempt Funds are not money market funds. Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Dynamic

Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax. High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

The Tax Exempt Funds are appropriate for investors who seek to invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. An example of an “eligible” investment for the Tax Exempt Funds is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.

In addition, unlike a municipal money market fund, the Tax Exempt Funds’ increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

The Municipal Securities in which the Short Duration Tax-Free Fund invests will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable credit quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. The Dynamic Municipal Income Fund may invest up to 30% of its Net Assets (measured at the time of purchase) in Municipal Securities rated, at the time of purchase, BB+ or Ba1 or lower by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The High Yield Municipal Fund invests, under normal circumstances, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The High Yield Municipal Fund invests, under normal circumstances, a majority of its total assets (measured at the time of purchase) in high-yield Municipal Securities. High-yield securities are securities that are rated, at the time of purchase, BBB or Baa or lower by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality. See also “Dynamic Municipal Income Fund, High Yield Fund and High Yield Municipal Fund – Return on and Risks of High Yield Securities” for a discussion of risks that are generally applicable to those Funds. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:

•	The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

•	Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•	Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds may take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.

U.S. Mortgages Fund

The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities (as defined below) of U.S. issuers. Although the Investment Adviser considers macroeconomic trends — including the Investment Adviser’s expectations about interest rate trends and whether the curve will be flattening or steepening—the Investment Adviser’s investment approach to mortgages is mainly based on analyses of mortgage prepayments and measures of relative value.

Much of the research focus is on understanding model risk, which requires the Investment Adviser to understand how popular prepayment models are biased under different market scenarios. The Investment Adviser constructs a view which attempts to gauge how popular prepayment models will predict prepay activity across the broad spectrum of different mortgage instruments which spans all the major fixed-rate, single family mortgage sectors — level-pay and balloon, agency and non-agency. The Investment Adviser develops an independent view of how these popular models may not have kept up with recent changes in the individual homeowner’s decision process. For example, there have been material changes over the last decade in the way in which homeowners have access to mortgage refinancing: from the evolution of the mortgage broker market to access via internet applications to current trends in underwriters soliciting their own mortgage holder base for refinancing. The Investment Adviser’s intent is to understand these changes and exploit them in its trading activity. The focus throughout is to uncover model predictive bias with respect to borrower behavior and the decision-making of refinancing.

Additionally, the Investment Adviser accesses and dissects individual mortgage pool information, which it believes can deliver an informational advantage under certain trading conditions.

The Investment Adviser’s data-set distinguishes on the basis of mortgage characteristics such as loan type, coupon, pool originator, underwriter standards, prepay penalties, vintage, and dollar balance, as well as by environmental variables including interest rates and origination points (for the entire term structure of mortgage alternatives including level pay, balloon and adjustable rate), housing values, recording-tax rates and relevant government regulations — which are significant elements affecting the prepayment decision. These decisions are incorporated into trading decisions about which mortgages to hold and which to avoid.

Specifically, the Investment Adviser expects to implement several investment strategies, as described below:

Sector/Subsector Strategies: The sector strategy would 1) attempt to take advantage of potential changes in general spread levels by overweighting and underweighting the spread duration of the portfolio relative to the index and 2) allocate risk among the different sectors in the mandate: pass-throughs, collateralized mortgage obligations (“CMOs”), and Treasuries. The subsector strategy would allocate risk among the different subsectors in each sector: e.g. pass-throughs, whether to own GNMA vs. conventionals.

Security Selection: The Investment Adviser’s security selection strategy represents relative value investing. The Investment Adviser’s specialist team focuses on 1) finding the most attractive securities to place in the investment portfolios and 2) avoiding the least attractive securities in the index.

Among the Investment Adviser’s security selection strategies are:

1) Seasoning Strategies: The Investment Adviser believes that the market does not always correctly price the seasoning of a bond and its tendency to prepay in the future. By identifying these mispriced bonds, the Investment Adviser can construct a portfolio with more attractive interest rate sensitivity than that of the index.

2) Coupon Selection: By combining the Investment Adviser’s fundamental market views with the Investment Adviser’s quantitative models, the Investment Adviser believes that it can take advantage of potential mispricings across coupons. The Investment Adviser also believes that there are opportunities to generate absolute returns by monitoring the embedded delivery options in the To-Be-Allocated (“TBA”) market and by understanding the implied financing rate in TBA market for each coupon.

3) CMO vs. Pass-through Selection: There are often opportunities in the market to replicate pass-through securities by purchasing CMOs. This strategy may benefit an investment portfolio in two ways. First, it might be possible to purchase the replicating CMOs at a lower price than the pass-through. Second, the replicating CMOs may have the same price as the pass-through but have more attractive interest rate sensitivity characteristics.

Security Weighting: The Investment Adviser scales its positions as a function of the expected return and risk of the trade. Generally riskier trades will have smaller positions and less risky trades will have larger positions. For example, the Investment Adviser may cap the exposure from issuers in a particular rating category. This scaling occurs as a result of the Investment Adviser’s risk managed approach. When sizing the trade the Investment Adviser will consider its impact upon the tracking error of the investment portfolio and also the trades relative attractiveness to other perceived opportunities.

Yield Curve and Duration Management: These strategies attempt to take advantage of changes in the shape of the yield curve and the level of rates. While the Investment Adviser believes that it can add excess return through yield curve and duration management, the Investment Adviser also believes that within the context of the U.S. Mortgages Fund, these strategies contribute less to total return than other strategies. As a result the Investment Adviser expects to take less risk in this area.

Consistent with the Investment Adviser’s overall fixed income investment philosophy for mortgage-backed security portfolios, the Investment Adviser actively manages mortgage portfolios within a risk-managed framework. The portfolio risk management process includes an effort to monitor and manage risk, but should not be confused with and does not imply low risk.

Core Fixed Income Fund, Bond Fund and Short Duration Income Fund

Core Fixed Income Fund and Bond Fund are designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bond Index”), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Short Duration Income Fund is designed for investors seeking a total return consisting of income and capital appreciation. Core Fixed Income Fund, Bond Fund and Short Duration Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.

The Bond Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used. The securities currently included in the Bond Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Bond Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing their investment objectives, the Core Fixed Income and Bond Funds use the Bond Index as their performance benchmark, but the Core Fixed Income and Bond Funds will not attempt to replicate the Bond Index. The Core Fixed Income and Bond Funds may, therefore, invest in securities that are not included in the Bond Index. The Bond Index is a trademark of Bloomberg Barclays. Inclusion of a security in the Bond Index does not imply an opinion by Bloomberg Barclays as to its attractiveness or appropriateness for investment. Although Bloomberg Barclays obtains factual information used in connection with the Bond Index from sources which it considers reliable, Bloomberg Barclays claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Bond Index data.

The Short Duration Income Fund uses the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%) (the “Composite Index”) as its performance benchmark. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. Government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government. In pursuing its investment objective, the Short Duration Income Fund uses the Composite Index as its performance benchmark, but the Short Duration Income Fund will not attempt to replicate the Composite Index. The Short Duration Income Fund may, therefore, invest in securities that are not included in the Composite Index. The components of the Composite Index and the secondary index are trademarks of Bloomberg Barclays. Inclusion of a security in the components of the Composite Index and the secondary index does not imply an opinion by Bloomberg Barclays as to its attractiveness or appropriateness for investment. Although Bloomberg Barclays obtains factual information used in connection with the components of the Composite Index and the secondary index from sources which it considers reliable, Bloomberg Barclays claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

The Funds’ overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Funds’ returns are likely to increase. Conversely, when interest rates increase, the Funds’ returns are likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, the Funds’ returns are not likely to decline as quickly as that of other fixed income funds with comparable average portfolio durations. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from the Funds than from shorter-term investments.

A number of investment strategies will be used to attempt to achieve the Funds’ investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. Government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Funds primarily invest. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Funds may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

A Sophisticated Investment Process. The Funds will attempt to control their exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Funds’ investment processes start with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Funds’ portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund’s investment portfolio. In determining the Funds’ investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.

“Core” in the Core Fixed Income Fund’s name means that the Fund focuses its investments in intermediate- and long-term investment grade bonds.

Investment Grade Credit Fund

The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index. The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Ratings Services (“Standard & Poor’s”), at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable credit quality.

The Fund’s strategy employs a process that combines both a top-down and bottom-up analysis to evaluate companies. The Investment Adviser relies primarily on sub-sector/industry allocation and security selection strategies in seeking to generate incremental return relative to the selected benchmark. To a lesser degree, the Investment Adviser also implements duration and yield curve management strategies.

The Investment Adviser’s strategy for the Fund is based on maximizing its understanding of the factors that drive performance. The Investment Adviser’s security selection process begins with an analysis of the fundamentals of a given company and its industry, and goes on to include broader market factors as well as technical and execution issues. The Investment Adviser has organized its group to incorporate these elements into a process that pulls together the input of specialists within a collaborative framework. Portfolio managers and analysts sit on the trading desk together. This facilitates the frequent conversation between the various members of the corporate bond team.

Fundamental research is performed by a global high grade research group with parts of the teams in New York and London. The Investment Adviser established this group to ensure comprehensive research into high grade credits, which may be overlooked by firms with only one credit research team. The Investment Adviser’s analysts develop investment rationales incorporating their assessment of a company’s return potential and risks.

The discussion of investment ideas goes beyond fundamentals to incorporate the broader market views of the portfolio managers. Investment grade securities are strongly affected by such factors as comparative industry trends, the economy and general overall trends in coverage and leverage ratios. These factors can have a significant impact on performance. The portfolio managers bring their awareness of these factors as a crucial input in the formulation of investment ideas.

A final element of the process incorporates technical and execution issues. Adding value requires close attention to execution issues including market levels and the new issuance calendar. It is also crucial to stay apprised of dealer activity; being aware of which bonds are being traded by particular dealers promotes efficient trading, which plays directly through to better performance. The Investment Adviser’s traders help in this regard.

The Investment Adviser’s process is enhanced by the full integration of its New York and London corporate bond teams. While the teams are focused on issue selection in their respective markets, they are able to leverage their peers’ insights to develop broader, better-informed credit views than they could on their own. This integration extends to the portfolio managers, who also develop views on market and industry trends jointly. In addition to helping the Investment Adviser to develop fuller investment views, this integration can also allow it to exploit structural inefficiencies that arise when global corporate issues are priced differently in different currencies.

Global Income Fund

Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation. In selecting securities for the Fund, portfolio managers consider such factors as the security’s duration, sector and credit quality rating as well as the security’s yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund’s portfolio managers form opinions based primarily on the views of Goldman Sachs’ economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the “Model”) to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used in seeking to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

High Income. Global Income Fund’s portfolio managers will seek out the highest yielding bonds in the global fixed income market that meet the Global Income Fund’s credit quality standards and certain other criteria.

Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country’s currency as well as a country’s fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

Portfolio Management Flexibility. Global Income Fund is actively managed. The Fund’s portfolio managers invest in countries that, in their judgment, meet the Fund’s investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

Relative Stability of Principal. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of the Fund’s performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund’s policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund

The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including loan participations.

High Yield Fund’s Investment Process. High Yield Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. The Investment Adviser starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, High Yield Fund’s portfolio managers have access to the Investment Adviser’s highly regarded Fundamental Equity Research Team, as well as internal analysis from the team’s dedicated High Yield Research analysts. The High Yield Fund’s portfolio managers will also leverage Goldman Sachs’ Global Investment Research Department, subject to Goldman Sachs Chinese wall restrictions. In addition, the Fund’s portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. High Yield Fund’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio. The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. The Investment Adviser’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. The Investment Adviser believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.

High Yield Fund’s portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While the Investment Adviser will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund’s portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

Dynamic Municipal Income Fund, High Yield Fund and High Yield Municipal Fund

Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See “Description of Investment Securities and Practices — High Yield Securities.” Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered predominantly speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

High Yield Floating Rate Fund

The High Yield Floating Rate Fund is designed for investors seeking a high level of current income. The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.”

The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.

Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.

The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2017, the duration of the Index has ranged between 0.09 and 1.76 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).

The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.

The Fund’s investments may be denominated in currencies other than the U.S. dollar.

Strategic Income Fund

The Strategic Income Fund is designed for investors seeking total return comprised of income and capital appreciation. The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government Securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.

Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.

The Fund may engage in forward foreign currency transactions for both investment and hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.

Emerging Markets Debt Fund and Local Emerging Markets Debt Fund

The Emerging Markets Debt Fund and Local Emerging Markets Debt Fund seek a high level of total return consisting of income and capital appreciation. The Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.

The Local Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.

Emerging market countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so.

Currency investments, particularly longer-dated forward contracts, provide the Local Emerging Markets Debt Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.

The Investment Adviser’s emerging markets debt (“EMD”) investment philosophy strives to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.

The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. EMD can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.

Types of Securities Used. EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.

The types of financial instruments used in the Emerging Markets Debt and Local Emerging Markets Debt Funds include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.

The Investment Adviser may use derivative instruments such as forwards and futures in the Emerging Markets Debt and Local Emerging Markets Debt Funds in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging countries, a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Research. Being part of GSAM’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.

In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.

Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.

Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.

Inflation Protected Securities Fund

The Inflation Protected Securities Fund is designed for investors who seek real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Inflation Protected Securities Fund invests, under normal circumstances, at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The remainder of the Inflation Protected Securities Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, and securities issued by foreign corporate and governmental issuers. The Inflation Protected Securities Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities.

Total Emerging Markets Income Fund

The Total Emerging Markets Income Fund seeks current income and as a secondary objective the Fund seeks capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, ETFs, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, emerging market countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to an emerging market country, the Investment Adviser will consider whether the issuer:

•	Has a class of securities whose principal securities market is in an emerging market country;

•	Has its principal office in an emerging market country;

•	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries;

•	Maintains 50% or more of its assets in one or more emerging market countries; or

•	Is otherwise determined to be economically tied to an emerging market country by the Investment Adviser in its discretion

For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies.

The Investment Adviser may use derivative instruments such as forwards and futures in the Fund in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging market countries, a significant portion of the Fund’s currency exposure in emerging market countries may not be covered by such instruments.

The Investment Adviser applies a risk budgeting approach to develop the baseline allocation of the Fund. This risk budget or allocation of portfolio risk is done relative to the Fund’s benchmark such that the sources of tracking error are relatively balanced across top-down and bottom-up strategies. The baseline allocation is adjusted by the Investment Adviser in order to opportunistically capture changes in markets, the economic cycle and macroeconomic environment. The Fund’s positioning may therefore change over time based on these short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries, as well as the Fund’s duration and currency exposure. Market views may be developed from multiple sources, including the Investment Adviser’s fundamental analysis of the economy, the market cycle, asset class valuation, security valuation, regulatory and policy action, and market technical or trading factors.

Fixed Income Strategies. The Investment Adviser’s EMD investment philosophy is to manage the Fund’s fixed income investments to strive to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.

The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. Emerging markets can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.

Types of Securities Used. EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.

The types of financial instruments used in the Fund include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

Research. Being part of the Investment Adviser’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, Singapore, and Tokyo.

The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.

In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging market countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.

Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.

Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging market countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.

Equity Strategies. The Investment Adviser’s Emerging Markets Equity (“EME”) investment philosophy is to manage the Fund’s equity investments using an active security selection driven by a consistent investment process implemented by globally based investors. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for the Fund are evaluated based on three key factors—business, management and valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable. Additionally, although the focus is bottom-up, the Investment Adviser still considers the macro factors affecting various countries from the view of the individual investor.

Types of Securities Used. EME comprises of common stocks, depositary receipts, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations , convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, interests in master limited partnerships (“MLPs”), shares of affiliated and unaffiliated investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps, futures contracts and participation notes) that have economic characteristics similar to equity securities (“equity investments”).

Research. The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

Long Short Credit Strategies Fund

The Long Short Credit Strategies Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its Net Assets in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) U.S. Government Securities, and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).

The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).

The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.

There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.

The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index. References to the Fund’s benchmark are for informational purposes only and are not an indication of how the Fund is managed.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Asset Segregation

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant (“FCM”) or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Bank Obligations

The Enhanced Income Fund, High Quality Floating Rate Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may each invest in obligations issued or guaranteed by U.S. and, except with respect to the Government Income Fund, foreign banks (Enhanced Income Fund and High Quality Floating Rate Fund may only invest in U.S. dollar denominated foreign securities). Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks which satisfy the standards set forth above.

Collateralized Loan Obligations and Other Collateralized Debt Obligations

The Core Fixed Income Fund, Bond Fund, High Quality Floating Rate Fund, Short Duration Income Fund, Global Income Fund, Inflation Protected Securities Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Investment Grade Credit Fund, U.S. Mortgages Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranches, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, and such securities may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

Each of the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable)(including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper and Other Short-Term Corporate Obligations

Each Fund (other than the Short Duration Government Fund) may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Commodity-Linked Investments

The Long Short Credit Strategies Fund may invest in commodities through investments in PTPs, ETFs, other investment companies, or other pooled investment vehicles. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an investment in commodities may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments in commodities are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked derivative instruments are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative instruments are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

Convertible Securities

The Enhanced Income Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert the security into the underlying common stock or sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

Corporate Debt Obligations

Each Fund (other than the Short Duration Government Fund) may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Distressed Debt

The Dynamic Municipal Income Fund, High Yield Floating Rate Fund, High Yield Fund, Short Duration Income Fund, Strategic Income Fund, Bond Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of a Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than a Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Distressed investments may require active participation by the Investment Adviser in the restructuring of a Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Investment Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, a Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to additional expenses (including legal fees) and may make a Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to a Fund or may restrict the Investment Adviser’s ability to dispose of the security.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Investments

The Long Short Credit Strategies Fund and Total Emerging Markets Income Fund may purchase equity investments. In addition, after their purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. A Fund may also acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Equity Swaps

The Long Short Credit Strategies Fund and Total Emerging Markets Income Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008 and 2009 resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market contributed to increased volatility and diminished expectations for the economy and markets going forward, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008 and 2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. Government of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). The global markets also saw an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union (“EU”), including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the EU itself. Concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

These events may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities which may be held by a Fund. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may reoccur, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities which may be owned by a Fund.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation (the “FDIC”) and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the U.S. Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and the promulgation of additional regulations in this area which could affect these securities. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities which may be held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities which may be held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the FDIC, may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which certain Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities are subject to widening and increased volatility due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which certain Funds may invest) and increased unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by a Fund.

Floating Rate Loans and Other Variable and Floating Rate Securities

The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to the Funds or acquire floating rate loans from the Funds, or may be intermediate participants with respect to floating rate loans owned by the Funds. These banks also may act as agents for floating rate loans that the Funds own.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. The Bond Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loans and Loan Participations” below.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse affect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV.

Extended Trade Settlement Periods. Because transactions in many floating rate loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Inverse Floating Rate Debt Obligations. Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated

final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Foreign Investments

Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Enhanced Income and High Quality Floating Rate Funds may only invest in securities of foreign issuers that are denominated in U.S. dollars. Local Emerging Markets Debt Fund invests primarily in securities denominated in currencies other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (OFAC) of the U.S. Department of the Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible.    Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://assetmanagement.gs.com/content/gsam/us/en/advisors/our-firm/citizenship.html.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities.    As an investor in such companies, a Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Total Emerging Markets Income Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and TDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and TDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Futures Contracts and Options on Futures Contracts

Each Fund may purchase and sell various kinds of futures contracts, and may also purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of the Global Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund and any other financial instruments and indices. Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities (except the U.S. Mortgages Fund, Enhanced Income Fund, and High Quality Floating Rate Fund), currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, a Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. In addition, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Funds to identify on their books cash or liquid assets. The Funds may cover their transactions in futures contracts and related options by identifying on their books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices — Asset Segregation.”

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

High Yield Securities

The Bond Fund, Dynamic Municipal Income Fund, Short Duration Income Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). The other funds in this SAI may not invest directly in high yield securities, but may hold securities that are subsequently downgraded to below investment grade. The Dynamic Municipal Income Fund may invest up to 30% of its Net Assets in non-investment grade Municipal Securities. These bonds are commonly referred to as “junk bonds,” are non-investment grade, and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Funds to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of the Funds. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield securities in their portfolios.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Funds’ portfolios and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent it invests in such investments. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

Each Fund may enter into interest rate, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. In addition, High Quality Floating Rate Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund may enter into mortgage swaps; and Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Global Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may enter into currency swaps. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Certain Funds may obtain exposure to Senior Loans through the use of derivative instruments including loan credit default swaps. Investments in loan credit default swaps involve many of the risks associated with investments in derivatives more generally. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund is contractually entitled to receive, if any.

In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC or SEC staff-approved guidance or other appropriate measures, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices — Asset Segregation.”

The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

Investing in Emerging Countries

Market Characteristics. Of the Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, and High Yield Fund’s investments in foreign securities, 10%, 15%, 20%, 10%, 10% and 25% of their respective total assets may be invested in emerging countries. The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund are not limited in the amount of their assets that may be invested in emerging countries. Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

The Funds may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to certain governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.

The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.

Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Forward Foreign Currency Exchange Contracts. Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. U.S. Mortgages Fund may enter into forward foreign currency exchange contracts for hedging purposes only. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

A Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with U.S. counterparties). Because a Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Investing in Central and South American Countries

A significant portion of the portfolios of the Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Short Duration Income Fund and Total Emerging Markets Income Fund may be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, many of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. A number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Now democracy is beginning to become well established in some countries. Domestic economies have been deregulated, state-owned companies privatized, and foreign trade restrictions relaxed. Such developments, if they do not continue, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Social inequality and poverty may contribute to political and economic instability in this region.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Funds’ investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Europe

Certain of the Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Funds have invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiations on the terms of Brexit. During this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. Brexit may have a negative impact on the economy and currency of the United Kingdom as a result of anticipated or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the United Kingdom or the EU.
Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investment in Unseasoned Companies

The Total Emerging Markets Income Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Loans and Loan Participations

The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Funds may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by a Fund in a lender’s portion of a loan typically will result in the Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which the Funds may invest may not be rated by any NRSRO. The secondary market, if any, for loan participations may be limited and loan participations purchased by a Fund may be regarded as illiquid.

When a Fund acts as co-lender in connection with a participation interest or when such Fund acquires certain participation interests, that Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Senior Loans. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in a Fund’s NAV as a result of changes in market interest rates. The Funds are not subject to any restrictions with respect to the maturity of Senior Loans held in their portfolios. As a result, as short-term interest rates increase, interest payable to the Funds from their investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Funds from their investments in Senior Loans should decrease. Because of prepayments, the Investment Adviser expects the average lives of the Senior Loans in which each of the Funds invest to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.

Many Senior Loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which a Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Investment Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and rely more upon their credit analysis abilities than upon ratings. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the NAV of a Fund. Because transactions in many Senior Loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of Senior Loans for a period after the sale of the Senior Loans. In addition, a Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. During periods of limited supply and liquidity of Senior Loans, a Fund’s yield may be lower.

When interest rates decline, the value of a Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent a Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in a Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the NAV of the Funds.

A Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Funds may also purchase Senior Loans on a direct assignment basis. If a Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Funds. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the NAV of the Funds than if that valuation were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat loan indebtedness as liquid when, in the view of the Investment Adviser, there is a readily available market at the time of the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of a Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Second Lien Loans. Each of the Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.

This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

MMD Rate Locks

Certain Funds may purchase and sell Municipal Market Data AAA Cash Curve forward contracts, also known as “MMD rate locks.” A Fund may use these transactions for hedging purposes or, to the extent consistent with its investment policies, to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

An MMD rate lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment, as a duration management technique, or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD rate lock, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD rate lock is a forward contract between a Fund and an MMD rate lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligations Scale is above or below a specified level on the expiration date of the contract. In connection with investments in MMD rate locks, there is a risk that municipal yields will move in the opposite direction than that anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Mortgage Dollar Rolls

The Taxable Funds (other than Enhanced Income Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Total Emerging Markets Income Fund) may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage Loans and Mortgage-Backed Securities

The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may each invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans, including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped mortgage-backed securities, as described below (“Mortgage-Backed Securities”). The Short Duration Government Fund may only invest in government-issued Mortgage-Backed Securities, and may not invest in privately-issued Mortgage-Backed Securities.

Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes.    In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under

Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the NAV of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.

Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the

Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential Mortgage-Backed Securities collateralized by such residential mortgage loans and investors in such residential Mortgage-Backed Securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.    For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each of the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.

•	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

•	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

•

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by a Fund.

Privately Issued Mortgage-Backed Securities. The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Short Duration Government Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may each invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Mortgage Pass-Through Securities

To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Taxable Fund (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks; and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy, or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Municipal Securities

High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by the Funds, other than the Tax Exempt Funds, that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During the recent economic downturn, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

The High Yield Municipal Fund, Strategic Income Fund and Long Short Credit Strategies Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Funds may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

While the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal circumstances, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities and the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds’ liquidity and value. In such an event the Board of Trustees would reevaluate the Tax Exempt Funds’ investment objectives and policies.

Special Risk Considerations Relating to California Municipal Obligations. The High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and consequently may be affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future federal and California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on information publicly available from State authorities and other sources available prior to July 28, 2017 and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California. Furthermore, obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. As a result of continuing financial and economic difficulties, several California municipalities have filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in California.

Certain California Municipal Obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

California Municipal Obligations, including certain tax-exempt securities, in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy; and as a result, economic factors that affect such industries may have a similar impact on the State and national economies.

In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve and established the process for transferring General Fund revenues into the BSA. In fiscal year 2014-15, $1.6 billion was transferred from the General Fund to the BSA pursuant to Proposition 58.

Beginning with fiscal year 2015-16, the BSA provisions of Proposition 58 were superseded by Proposition 2. Proposition 2 provides for both paying down debt and other long-term liabilities, an saving for a rainy day by making specified deposits into the BSA. Proposition 2 takes into account California’s heavy dependence on the performance of the stock market and the resulting capital gains. Beginning in fiscal year 2015-16, California must calculate capital gains revenues in excess of 8% of General Fund tax revenues and add such amount to 1.5% of the General Fund tax revenues; half of this amount is used to service long-term debt, and the other half of this amount is deposited into the BSA. Proposition 2 also only allows withdrawals from the BSA for a disaster or if spending remains commensurate or below the highest level of spending in the preceding three years. Under current projections, Proposition 2 will result in a BSA balance of $11.5 billion by fiscal year 2020-21. The projected BSA deposit for fiscal year 2016-17 is $1.8 billion.

Overall, California’s real gross domestic product increased by 4.1% in 2015 and totaled $2.5 trillion at current prices, making it the sixth largest economy in the world. California has recently emerged from one of the most severe droughts in its history, California has experienced rainfall significantly in excess of the average amount of rainfall through this point in the water year (twelve consecutive months beginning in October). The high volume of rain and snowfall has, among other effects, caused localized flooding in some areas and damage to roads and other infrastructure. The effects of the high volume of rain and snowfall are not expected to materially impact California’s economy, but there can be no guarantee that California’s economy and finances will not be adversely affected by such conditions in the future.

Nonfarm employment in California is forecast to grow by 1.8% in 2017 and 0.8% in 2018 as compared to growing by just 0.9% in 2011. The State’s unemployment rate fell from a high of 12.5% in December 2010 to 4.8% in April 2017. In comparison, the national unemployment rate was 4.4% in April 2017. As of April 2017, California gained approximately 2.5 million jobs since employment expansion began in February 2010.

Personal income in California is estimated to have grown 4.1% in 2016 and projected to grow 4.4% in 2017 and 2017, as compared to falling by 3.7% in 2009 and the 3.9% average growth rate from 2002 to 2013. Taxable sales in California are estimated to have grown 3.0% in 2016 and projected to grow 3.7% in 2017 and 4.4% in 2018. On April 4, 2016, the Governor signed SB 3, which gradually increases the minimum wage in California (currently $10 per hour) to $15 per hour by 2023 (at the earliest) for all businesses in California.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $9.8 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund, outstanding as of July 1, 2016.

As of July 17, 2017, California’s general obligation bonds were assigned ratings of Aa3, AA+ and AA+ by Moody’s, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests. As of February 1, 2017, California had outstanding approximately $83.1 billion in long-term general obligation bonds.

The Governor’s Budget, which was released in January 2017 and amended by the Revised Budget published in May 2017, projected the State to begin fiscal year 2017-18 with a General Fund balance of approximately $1.0 billion. The Governor’s Budget projects that the General Fund will receive $124.0 billion in revenues and transfers, an increase of $5.3 billion compared with revised estimates for fiscal year 2016-17. Against these revenues, the 2016-17 Governor’s Budget calls for approximately $122.5 billion in General Fund expenditures, a decrease of $241 million compared with adjusted estimates for fiscal year 2016-17.

The 2017 Budget Act was signed into law on June 27, 2017. The 2016 Budget Act projected the State to end fiscal year 2017-18 with a General Fund balance of approximately $1.6 billion. The Budget Act projects that the General Fund will receive $125.9 billion in revenues and transfers, an increase of $7.3 billion compared with estimates for fiscal year 2016-17. Against these revenues, the 2017 Budget Act calls for approximately $125.1 billion in General Fund expenditures, an increase of $3.7 billion from fiscal year 2016-17.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Special Risk Considerations Relating to Florida Municipal Obligations. The High Yield Municipal Bond Fund, Dynamic Municipal Income Fund and Short Duration Tax-Free Fund may invest in municipal obligations of the State of Florida, its public authorities and local governments, and consequently may be affected by political and economic developments within Florida (“Florida” or, as used in this section, the “State”) and by the financial condition of Florida’s political subdivisions, agencies, instrumentalities and public authorities. Future federal and Florida political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of Florida issuers. The following section provides only a brief summary of the complex factors affecting the financial condition of Florida that could, in turn, adversely affect a Fund’s investments in Florida’s municipal obligations. This information is based on information publicly available from State authorities and other sources available prior to July 28, 2017 and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of Florida to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Florida. Furthermore, obligations of issuers of Florida municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.

Florida’s economy has major components in real estate and rental leasing, government, health care and social assistance, and retail trade. Tourism is also an important aspect of Florida’s economy, and it impacts a broad range of industry sectors including transportation, communications, retail and trade services, and hospitality. Adverse economic conditions that affect these industries could negatively affect Florida’s financial stability.

Florida law requires that financial operations of the State be maintained through the General Revenue Fund (“GRF”), trust funds, and the Budget Stabilization Fund (“BSF”) administered by the Chief Financial Officer. The majority of Florida’s tax revenues are deposited in the GRF. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. State monies are disbursed by the Chief Financial Officer upon warrants or other orders pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that there are no deficits in the State’s funds.

Florida’s Constitution mandates the creation and maintenance of the BSF, in an amount not less than 5% nor more than 10% of the last complete fiscal year’s net revenue collections for the General Fund. Funds in the BSF may be transferred to the GRF to offset a deficit therein or to provide emergency funding, including payment of up to $38 million with respect to certain uninsured losses to state property. BSF funds are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the BSF must be restored from general revenues in five equal annual installments, commencing in the third fiscal year after the expenditure, unless the legislature establishes a different restoration schedule.

Florida’s Constitution also prohibits the Legislature from appropriating nonrecurring general revenue funds for recurring purposes in an amount that exceeds 3% of the total GRF balance estimated to be available at the time the appropriation is made. This prohibition may be overridden by a three-fifths vote of the membership of each house of the State’s legislature. Additionally,

Florida’s budget must be kept in balance from current revenues each fiscal year (July 1-June 30), and the State may not borrow to fund governmental operations.

As of April 2017, the unemployment rate in Florida was 4.5%, which was slightly higher than the nation’s unemployment rate of 4.4%. The total number of non-agricultural jobs in Florida has increased 12.8% since 2010 to 8.1 million in 2015, with the largest gains in the professional and business services and education and health services sectors. In 2016, Florida had a total personal income of $944.4 billion, and per capita personal income was $45,819.

Florida’s Constitution authorizes the issuance of bonds pledging the State’s full faith and credit to finance or refinance Florida capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total tax revenues for the two preceding fiscal years. The Florida Constitution also authorizes the issuance of bonds to finance or refinance capital outlay projects, which are payable from funds derived directly from sources other than tax revenues. As of June 30, 2016, Florida had a total of $24.1 billion outstanding debt obligations, $20.1 billion of which was net tax-supported debt, and $4.0 billion of which was self-supporting debt.

As of July 17, 2017, Florida’s general obligation bonds were assigned ratings of Aa1, AAA, and AAA by Moody’s, S&P, and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

In January 2017, the Governor’s Budget projected that the budget reserve at the end of fiscal year 2016-2017 would be $1.5 billion. The Governor’s Budget projects GRF revenues of $32.3 billion against appropriations of $30.8 billion, compared to $31.3 billion and $29.5 billion, respectively, from fiscal year 2016-2017. The BSF balance is projected to be $1.4 billion at the end of fiscal year 2017-2018, commensurate with the balance at the end of fiscal year 2016-2017.

In June 2016, the Governor signed into law the 2017-2018 General Appropriations Act (the “2017-2018 Budget”). The 2017-2018 Budget projected that Florida’s budget reserves would have a balance of approximately $3.2 billion from fiscal year 2016-2017. The 2017-2018 Budget provides for $30.9 billion in GRF appropriations against $30.4 billion in revenue projected from the Governor’s Budget.

Florida is party to numerous proceedings, many of which normally occur in governmental operations and which, if decided against Florida, might require the State to make significant future expenditures or impair future revenue sources.

As of March 31, 2017, the High Yield Municipal Fund, Dynamic Municipal Bond Fund and Short Duration Tax-Free Fund had invested in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

Because the High Yield Municipal Fund, Dynamic Municipal Bond Fund and Short Duration Tax-Free Fund’s assets are focused in these securities, their NAVs could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner’s inability to continue to pay the tax assessments underlying the special assessment bonds. Florida’s economy relies heavily on the trade and services industry (particularly in connection with the housing sector), the agriculture industry, and the tourism industry. A downturn in one or more of these sectors could adversely impact the state’s economy and could affect the performance of special assessment bonds, which could adversely affect a Fund’s performance.

In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, the Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by the Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by the High Yield Municipal Fund.

Special Risk Considerations Relating to Puerto Rico Municipal Obligations. The High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in municipal obligations of the Commonwealth of Puerto Rico (“Puerto Rico” or, as used in this section, the “Commonwealth”), its public authorities and local governments (“Puerto Rico Municipal Obligations”), and consequently may be affected by political and economic developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Future federal and Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers. Some of the significant financial considerations relating to investments in Puerto Rico Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of Puerto Rico that could, in turn, adversely affect a Fund’s investments in Puerto Rico Municipal Obligations. This information is based on information publicly available from Commonwealth authorities and other sources available prior to July 28, 2017 and has not been independently verified.

Puerto Rico and its public corporations are not eligible for protection under Chapter 9 of the Bankruptcy Code, which is the only chapter available to municipalities. Accordingly, in the event that Puerto Rico is unable to meet both the need to fund governmental services and its debt obligations, it may be required to take emergency measures, which may include measures to disburse public funds in accordance with legally established priority norms. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law on June 30, 2016. The PROMESA allows Puerto Rico to restructure its outstanding debt obligations. It also establishes an oversight and management board (the “Oversight Board”) that is empowered to approve Puerto Rico’s fiscal plans and budgets. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a compliant budget. The proposed budget is required to be consistent with a fiscal plan developed by the Oversight Board and the Governor. If the Governor and the Legislative Assembly fail to develop a budget that complies with the fiscal plan approved by the Oversight Board by the day before the first day of the fiscal year for which the budget is being developed, the Oversight Board shall submit a compliant budget to the Governor and the Legislative Assembly. The Oversight Board’s budget is deemed approved and becomes effective.

The Oversight Board is comprised of seven members appointed by the president who are nominated by a bipartisan selection process. Additionally, the PROMESA stays creditor litigation until the later of February 15, 2017 or six months after the establishment of the Oversight Board. The stay also applies retroactively to litigation commenced since December 18, 2015.

On April 6, 2016, Governor Padilla signed into law the Puerto Rico Emergency Moratorium and Rehabilitation Act (“Emergency Moratorium Act”), which enabled the Governor to declare a moratorium on debt payments until at least January 2017. Pursuant to the Emergency Moratorium Act, Governor Padilla issued an executive order on June 30, 2016 declaring a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by the Commonwealth. Accordingly, Puerto Rico has failed to make certain debt service payments since the enactment of PROMESA.

On January 29, 2017, Governor Rosselló signed into law the Puerto Rico Financial Emergency and Fiscal Responsibility Act of 2017 (the “Fiscal Responsibility Act”), which was intended to repeal certain provisions of the Emergency Moratorium Act. Under the Fiscal Responsibility Act, the moratorium on Puerto Rican debt payments ends May 1, 2017, and the governor has the ability to extend the moratorium for an additional three months by executive order. The Fiscal Responsibility Act does not provide for a mechanism to extend the moratorium on debt service payments beyond August 1, 2017, but it grants the governor broad discretion to determine which government services take precedent over payment of debt obligations.

To satisfy its requirements under PROMESA, Puerto Rico submitted a fiscal plan to the Oversight Board on February 28, 2017. After the Oversight Board rejected the initial plan, Puerto Rico submitted a revised plan that was certified on March 13, 2017 (the “Fiscal Plan”). The Fiscal Plan outlined certain structural and economic reforms that are intended to create positive cash flows that can be used for debt service payments. According to the Fiscal Plan, total debt service payments for fiscal years 2018 and 2019 are projected to be $3.3 billion and $3.8 billion, respectively. There can be no guarantee that such reforms will produce the intended results that will allow Puerto Rico to service its debt obligations.

The Commonwealth’s Legislative Assembly initially submitted a proposed budget to the Oversight Board in June 2017 (“Proposed Budget”). On June 27, 2017, the Oversight Board issued a notice of non-compliance with the Fiscal Plan, requiring the legislature to revise the Proposed Budget by June 29, 2017. The Commonwealth’s Legislative Assembly was unable to take the corrective actions the Oversight Board outlined in its notice of non-compliance by the Oversight Board’s deadline. Accordingly, the Oversight Board unanimously adopted a resolution approving the certification of a revised, compliant budget for the Commonwealth (“fiscal year 2018 Budget”).

The fiscal year 2018 Budget provides for General Fund revenues of approximately $9.6 billion, which is $369 million higher than fiscal year 2017 General Fund revenue estimates. Against these revenues, the fiscal year 2018 Budget provides for $9.6 billion in General Fund appropriations, which represents an increase of approximately $575 million from the fiscal year 2017 Budget. The fiscal year 2018 Budget allocates $2.3 billion for education, $1.7 billion for safety, $1.4 billion for health, and provides for a $1.4 billion contribution to cover pension outlays.

On May 3, 2017, pursuant to section 304(a) of PROMESA, the Oversight Board filed a petition in federal court on behalf of Puerto Rico to begin proceedings to restructure Puerto Rico’s debt. According to the petition, Puerto Rico will not be able to satisfy debt service payments on its $74 billion in outstanding debt as well as pay government operations costs. Puerto Rico, along with the Oversight Board, began negotiations with creditors to restructure some of Puerto Rico’s debt in April 2017. As no resolution was reached before the moratorium expired on May 1, 2017, the Oversight Board determined that petitioning for relief under PROMESA was the best path forward. It is not presently possible to predict the results of the petition, but the petition will have a significant impact on bondholders. If Puerto Rico is unable to restructure its debt, there could be negative impacts on Fund performance. Puerto Rico’s economy is closely linked to that of the United States, which accounted for approximately 74.1% of Puerto Rico’s exports and 51.7% of its imports in fiscal year 2015. However, in recent years, Puerto Rico’s economy, which entered a recession in the fourth quarter of 2006, has lagged behind the U.S. economy. In fiscal year 2015, Puerto Rico’s gross national product contracted by 0.6%, while the United States’ gross national product grew by 2.8%. In May 2016, the Puerto Rico Planning Board projected gross national product to decrease by only 1.8% and 2.3% in fiscal years 2016 and 2017, respectively.

Puerto Rico’s per capita income ($18,347 in fiscal year 2015) is far below the national average ($48,109 during the same period). As of May 2017, the Commonwealth’s civilian labor force consisted of approximately 1.12 million individuals. The unemployment rate in Puerto Rico was 11.0% as of May 2017, down from 11.3% in May 2016, but considerably higher than the national average of 4.3%.

Puerto Rico relies heavily on transfers from the federal government to fund specific programs within the Commonwealth, including Social Security, Veterans’ Benefits and Medicare. Such transfer payments totaled $16.8 billion in fiscal year 2015 and $16.7 billion in fiscal year 2014. Fiscal or political developments at the national level could impact the extent to which Puerto Rico may rely on transfers from the federal government.

Puerto Rico’s budget is also impacted by extensive unfunded pension obligations related to the Commonwealth’s three public retirement systems, the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System, all of which are funded primarily through appropriations from the general fund. The Commonwealth’s fiscal year 2016 and 2017 budgets include general fund contributions to the pension systems of $624.0 million and $787.0 million, respectively. As of June 2014, Puerto Rico began using GSAB No. 67 to calculate its pension liabilities, which eliminates the requirement that states compute the traditional funded ratio. In addition, this accounting-standard change impacts the presentation of the financial statements, notes to the financial statements and required supplementary information, with considerable modifications in actual calculations of pension liability. As a result of the adoption of GSAB No. 67, certain pension-related financial information is presented using different valuation measurements than in prior years. Additionally, Puerto Rico no longer discloses unfunded accrued liability and total unfunded ratio information for its pensions. As of the most recent actuarial valuations of the three pension plans in June 2015, the net pension liability for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $33.3 billion, $15.0 billion and $543.0 million, respectively.

An additional contributor to the Commonwealth’s significant budget deficits is a high level of debt, which the Commonwealth has needed in order to bridge budget gaps, but the servicing of which also exacerbates its ongoing fiscal difficulties. As of July 31, 2016, Puerto Rico’s total public sector debt totaled approximately $68.7 billion, of which approximately $25.5 billion was backed by the Commonwealth’s full faith and credit. The fiscal year 2017 budget did not include an allocation for debt service payments, and the

Commonwealth intends for the fiscal year 2018 Budget to allocate approximately $913 million for debt service payments after the court decides on its restructuring petition.

As of July 17, 2017, Puerto Rico’s general obligation debt was assigned a credit rating of Caa3 by Moody’s Investors Service, Inc., a D by Fitch, Inc., and a D by Standard & Poor’s Rating Service. These ratings represent non-investment grade status. The downgraded credit rating has triggered the acceleration of certain of the Commonwealth’s debt instruments and additional collateral requirements for certain of its interest rate exchange agreements. In addition, the downgrade has adversely impacted the liquidity of Puerto Rico’s debt securities. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.

Puerto Rico is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. The Commonwealth has estimated that its total exposure for pending and threatened litigation, if decided against the Commonwealth, is approximately $2.2 billion.

Municipal Leases, Certificates of Participation and Other Participation Interests. High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.

Private Activity Bonds. High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Insurance. High Quality Floating Rate Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of a Fund.

The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by Dynamic Municipal Income Fund, High Yield Municipal Fund, High Yield Fund and Strategic Income Fund will not be subject to this requirement.

Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Tax Exempt Funds and Strategic Income Fund, Short Duration Income Fund, Global Income Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Fund. In considering whether a security meets a Fund’s quality standards, the particular Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

The Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund’s NAV. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Funds nor have the Funds assumed that such commitments would continue to be available under all market conditions.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, Short Duration Income Fund, Strategic Income Fund, Total Emerging Markets Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may each invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Non-Diversified Status

Because Global Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are each “non-diversified” under the Act, they are subject only to certain federal tax diversification requirements. Under federal tax laws, Global Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may each, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in U.S. Government Securities and regulated investment companies.

Options on Securities and Securities Indices and Foreign Currencies

Writing and Purchasing Call and Put Options on Securities and Securities Indices. Each Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. For more information about these practices, see “Description of Investment Securities and Practices — Asset Segregation.”

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option may be “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other instruments held by it. A call option may also be covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. A put option may also be covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies on its books liquid assets in the amount of the difference. A Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency. In the case of the Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund, identified cash or liquid assets may be quoted or denominated in any currency.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other securities held by it. A Fund may also cover call and put options by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Each Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Call and Put Options on Currency. Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may purchase call options on currency to seek to increase total return.

A currency call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices and Foreign Currencies — Writing and Purchasing Call and Put Options on Securities and Securities Indices” above.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may use options on currency to seek to increase total return. These Funds may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Each applicable Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of an Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Participation Notes

The Total Emerging Markets Income Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment.

Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles

Each Fund may invest in securities of pooled investment vehicles, including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies, including ETFs and money market funds, for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. With respect to a Fund’s investments in money market funds, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund may invest a percentage of its assets in other investment companies only if those instruments are consistent with applicable law and/or exemptive orders obtained from the SEC.

Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are shares of pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Portfolio Maturity

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Portfolio Turnover

Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. During the fiscal year ended March 31, 2017, the Total Emerging Markets Income and Long Short Credit Strategies Funds’ portfolio turnover rates increased significantly from the prior fiscal year, and the Government Income Fund’s portfolio turnover rate decreased significantly from the prior fiscal year.

With respect to the Total Emerging Markets Income Fund, the variation was attributable to an increasingly smaller asset base. With respect to the Long Short Credit Strategies Fund, the variation was attributable to an increase in overall purchases and sales of certain securities. When a Fund purchases a TBA (“To Be Announced”) security, it can either receive the underlying pools of the TBA security or roll it forward. The portfolio turnover rate increases when a Fund rolls the TBA security forward. With respect to the Government Income Fund, the variation was attributable to an increase in TBA security rollover.

Preferred Stock, Warrants and Stock Purchase Rights

The Enhanced Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund may invest in preferred stock and the Enhanced Income Fund, Short Duration Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund may invest in warrants and stock purchase rights (in addition to those acquired in units or attached to other securities) (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Real Estate Investment Trusts

The Long Short Credit Strategies Fund and Total Emerging Markets Income Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, with respect to the Enhanced Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund, Inflation Protected Securities Fund, Government Income Fund and Short Duration Income Fund, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted and Illiquid Securities

Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities and other financial instruments that are not readily marketable, certain Senior Loans and Second Lien Loans, certain CDOs, CLOs, CBOs, bank obligations, non-investment grade securities and other credit instruments and Restricted Securities unless, based upon a review of the trading markets for specific investments, those investments are determined to be liquid. Those investment practices could have the effect of increasing the level of illiquidity in a Fund to the extent that market demand for securities held by the Fund decreases such that previously liquid securities become illiquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the function of determining and monitoring the liquidity of the Funds’ portfolio securities.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Reverse Repurchase Agreements

Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.

When a Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then monitored continuously by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales

The Strategic Income Fund and Long Short Credit Strategies Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box. Each of the Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Structured Notes

The Funds may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Taxable Investments and the Tax-Exempt Funds

The Tax Exempt Funds may invest in the taxable money market instruments and other taxable securities described in the foregoing sections. When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective of providing income exempt from federal and/or applicable state or local taxes.

Temporary Investments

Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Trust Preferred Securities

Each Fund (other than the Short Duration Government Fund) may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

U.S. Government Securities

Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S.

Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

Inflation-Protected Securities. Certain Funds may invest in IPS, including TIPS and CIPS, which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such IPS that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to identify on its books, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “TAXATION.”

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, local and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Each Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Funds’ calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Funds and their service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Funds do not directly control the risk management systems of the service providers to the Funds, their trading counterparties or the issuers in which a Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Funds may arise from their activities and investments and could have a materially adverse effect on the Funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Funds’ finances, in addition to being materially damaging to their reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. In addition, the policies of Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund to invest under normal market conditions at least 80% of their respective Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and, in the case of the Short Duration Tax-Free Fund only, is not a tax preference item under the federal alternative minimum tax, are fundamental policies. The policy of Inflation Protected Securities Fund to invest under normal circumstances at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS, is a fundamental policy. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

For the purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund’s fundamental investment restrictions on borrowings, below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%. With respect to the Tax Exempt Funds and the Strategic Income Fund, the identification of the issuer of a Municipal Security that is not a general obligation is made by the

Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

All Funds Except Inflation Protected Securities, High Yield Floating Rate, Bond, Local Emerging Markets Debt, Long Short Credit Strategies, U.S. Mortgages, High Yield Municipal, Short Duration Tax-Free and Dynamic Municipal Income Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

Inflation Protected Securities and High Yield Floating Rate Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.);

Bond Fund

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

Local Emerging Markets Debt and Long Short Credit Strategies Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities);

U.S. Mortgages Fund

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

High Yield Municipal, Short Duration Tax-Free and Dynamic Municipal Income Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

All Funds Except Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income, Local Emerging Markets Debt, Short Duration Income, Total Emerging Markets Income and Long Short Credit Strategies Funds

(2)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income, Short Duration Income and Total Emerging Markets Income Funds

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Local Emerging Markets Debt Fund

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin to the extent permitted by applicable law;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Long Short Credit Strategies Fund

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed) (investments in reverse repurchase agreements would not be subject to this percentage limitation if they are “covered” in accordance with the Act); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

All Funds Except Emerging Markets Debt, Local Emerging Markets Debt, Total Emerging Markets Income, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Income

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;

Emerging Markets Debt, Local Emerging Markets Debt, Total Emerging Markets Income, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Income

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) loans to affiliates of the Fund to the extent permitted by law;

Long Short Credit Strategies Fund

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; or (c) loans as permitted by applicable law or pursuant to an exemptive order granted under the Act;

All Funds

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

All Funds Except Core Fixed Income, Bond, Inflation Protected Securities and Long Short Credit Strategies Funds

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

Core Fixed Income, Bond and Inflation Protected Securities Funds

(5)	Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

Long Short Credit Strategies Fund

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

All Funds Except Long Short Credit Strategies Fund

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

Long Short Credit Strategies Fund

(6)	Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

All Funds

(7)	Issue senior securities to the extent such issuance would violate applicable law;

All Funds Except Global Income, Emerging Markets Debt, Local Emerging Markets Debt, High Yield Municipal, Total Emerging Markets Income and Long Short Credit Strategies Funds

(8)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

For purposes of the Long Short Credit Strategies Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

All Funds

(1)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets;

All Funds Except Strategic Income, Total Emerging Markets Income and Long Short Credit Strategies Funds

(3)	Make short sales of securities, except short sales against-the-box.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of six Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established five standing committees — Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of April 20, 2018 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011 – Present); and was formerly a Consultant, Citigroup Human Resources Department (2007 – 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984 – 2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004 – 2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014 – December 2014); and Senior Vice President and Treasurer (2008 – 2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991 – 2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013 – Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003 – 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006 – 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007 – 2009); and President, Agricultural Division, Deere & Company (2001 – 2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013 – October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016 – Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014 – 2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004 – 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013 – October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015 –Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001 – 2005 and 2012 – 2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006 – 2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 55	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				148	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of April 20, 2018, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC, and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public). Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of April 20, 2018 that led the Board to conclude that such individual should serve as a Trustee.

Jessica Palmer. Ms. Palmer has served as a Trustee since 2007 and Chair of the Board since 2018. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as a Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American

Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Herbert J. (H.J.) Markley. Mr. Markley has served as a Trustee since 2013. Previously, Mr. Markley held several senior management positions at Deere & Company, where he worked for 35 years, including Executive Vice President of Worldwide Parts Service, Global Supply Management and Logistics, Enterprise Information Technology and Corporate Communications. Mr. Markley’s experience at Deere included managing manufacturing and engineering facilities, including the two largest manufacturing facilities and a joint venture with Hitachi. He later served as Senior Vice President of Worldwide Human Resources where he helped to lay the foundation for a new human resources system, and as a President of the Agricultural Division, Deere’s largest business unit. In addition to his work with Deere, Mr. Markley has served on the Boards of Directors of the Dubuque Chamber of Commerce, the First National Bank of Dubuque, the University of Dubuque and the Iowa Public Television Foundation as well as the Board of Overseers of the Amos Tuck School of Business at Dartmouth College. Based on the foregoing, Mr. Markley is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is a member of the Board of Directors of Armstrong World Industries, Inc., a ceiling, wall and suspension system solutions manufacturer, where he serves as Chair of the Finance Committee and a member of the Management Development and Compensation Committee and Audit Committee. Previously, Mr. Templin served as Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company, prior to its sale to XPO Logistics, Inc. in 2015. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant, a certified management accountant and a member of the Institute of Management Accountants Accounting Honor Society Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015. Mr. Weaver also serves as a Director of Verizon Communications Inc. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Finance Committee chair of the National Council for Minorities in Engineering. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of April 20, 2018 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Gazala Khan 200 West Street New York, NY 10282 Age: 48	Chief Compliance Officer	Since 2009	Vice President, GSAM Compliance (June 2009 – Present). Chief Compliance Officer — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 56	Assistant Treasurer	Since 1997

Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 60	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Since 2001

Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 34	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013 – Present); and Associate, Goldman Sachs (December 2008 – December 2012).

Assistant Treasurer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 54	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006 – Present); Vice President, GSAM (June 1998 – Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996 – June 1998).

Vice President — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Miriam L. Cytryn 200 West Street New York, NY 10282 Age: 59	Vice President	Since 2008

Vice President, GSAM (2008 – Present); Vice President of Divisional Management, Investment Management Division (2007 – 2008); Vice President and Chief of Staff, GSAM US Distribution (2003 – 2007); and Vice President of Employee Relations, Goldman Sachs (1996 – 2003).

Vice President — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Rachel Schnoll 200 West Street New York, NY 10282 Age: 48	Vice President	Since 2013

Managing Director, Goldman Sachs (2014 – Present); Vice President, Goldman Sachs (2003 – 2013); and Associate, Goldman Sachs (1999 – 2002).

Vice President — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Thomas J. Davis 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2015

Managing Director, Goldman Sachs (2008 – Present); and Analyst, Goldman Sachs (1990 – 2008).

Vice President — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

David A. Fishman 200 West Street New York, NY 10282 Age: 53	Assistant Secretary	Since 2001

Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001).

Assistant Secretary — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Danny Burke 200 West Street New York, NY 10282 Age: 55	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987 – Present). Assistant Secretary — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Patrick L. O’Callaghan 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2009

Vice President, Goldman Sachs (2000 – Present); Associate, Goldman Sachs (1998 – 2000); and Analyst, Goldman Sachs (1995 – 1998).

Assistant Secretary — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2018

Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman Sachs (2004 – 2005).

Assistant Secretary — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held seven meetings during the fiscal year ended March 31, 2017.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held four meetings during the fiscal year ended March 31, 2017. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended March 31, 2017. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. McNamara serves on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met 12 times during the fiscal year ended March 31, 2017. The Valuation Committee reports periodically to the Board.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended March 31, 2017. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate all of their occurrences or effects because some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2016, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Kathryn A. Cassidy	Inflation Protected Securities Fund: $50,001 — $100,000 High Yield Fund: $10,001 — $50,000	Over $100,000

Diana M. Daniels	Dynamic Municipal Income Fund: Over $100,000 Inflation Protected Securities Fund: $50,001 — $100,000 Long Short Credit Strategies Fund: $1 — $10,000 Short Duration Tax-Free Fund: Over $100,000	Over $100,000

Herbert J. Markley	High Yield Fund: $10,001 — $50,000	Over $100,000

James A. McNamara

High Yield Municipal Fund: $1 – $10,000

Strategic Income Fund: Over $100,000

Local Emerging Markets Debt Fund: $50,001 – $100,000

Short Duration Government Fund: Over $100,000

High Yield Fund: $10,001 – $50,000

Over $100,000

Jessica Palmer	Dynamic Municipal Income Fund: Over $100,000 Long Short Credit Strategies Fund: Over $100,000	Over $100,000
Roy W. Templin	None	Over $100,000
Gregory G. Weaver	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

As of October 31, 2017, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2017:

Trustee Compensation

Name of Trustee	Enhanced Income	High Quality Floating Rate	Short Duration Government	Short Duration Tax-Free	Government Income	Dynamic Municipal Income	U.S. Mortgages
Kathryn A. Cassidy	2,362	2,330	2,573	3,499	2,324	2,478	2,321
Diana M. Daniels	2,362	2,330	2,573	3,499	2,324	2,478	2,321
Herbert J. Markley	2,362	2,330	2,573	3,499	2,324	2,478	2,321
James A. McNamara[1]	—	—	—	—	—	—	—
Jessica Palmer	2,362	2,330	2,573	3,499	2,324	2,478	2,321
Roy W. Templin	2,362	2,330	2,573	3,499	2,324	2,478	2,321
Gregory G. Weaver[2]	2,728	2,690	2,971	4,040	2,683	2,861	2,680

Name of Trustee	Core Fixed Income	Bond	Short Duration Income	Investment Grade Credit	Global Income	High Yield Municipal	High Yield
Kathyrn A. Cassidy	2,495	2,367	2,358	2,333	2,460	3,460	3,218
Diana M. Daniels	2,495	2,367	2,358	2,333	2,460	3,460	3,218
Herbert J. Markley	2,495	2,367	2,358	2,333	2,460	3,460	3,218
James A. McNamara[1]	—	—	—	—	—	—	—
Jessica Palmer	2,495	2,367	2,358	2,333	2,460	3,460	3,218
Roy W. Templin	2,495	2,367	2,358	2,333	2,460	3,460	3,218
Gregory G. Weaver[2]	2,880	2,733	2,722	2,694	2,840	3,995	3,715

Name of Trustee	High Yield Floating Rate	Strategic Income	Emerging Markets Debt	Inflation Protected Securities	Local Emerging Markets Debt
Kathryn A. Cassidy	3,173	4,839	2,654	2,287	2,344
Diana M. Daniels	3,173	4,839	2,654	2,287	2,344
Herbert J. Markley	3,173	4,839	2,654	2,287	2,344
James A. McNamara[1]	—	—	—	—	—
Jessica Palmer	3,173	4,839	2,654	2,287	2,344
Roy W. Templin	3,173	4,839	2,654	2,287	2,344
Gregory G. Weaver[2]	3,663	5,587	3,065	2,641	2,707

Name of Trustee	Total Emerging Markets Income	Long Short Credit Strategies
Kathryn A. Cassidy	2,228	2,277
Diana M. Daniels	2,228	2,277
Herbert J. Markley	2,228	2,277
James A. McNamara[1]	—	—
Jessica Palmer	2,228	2,277
Roy W. Templin	2,228	2,277
Gregory G. Weaver[2]	2,572	2,628

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)[3]
Kathryn A. Cassidy	0	309,000
Diana M. Daniels	0	309,000
Herbert J. Markley	0	309,000
James A. McNamara[1]	—	—
Jessica Palmer	0	309,000
Roy W. Templin	0	309,000
Gregory G. Weaver[2]	0	356,750

[1]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Represents fees paid to each Trustee during the fiscal year ended March 31, 2017 from the Goldman Sachs Fund Complex.

Miscellaneous

The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as the Investment Adviser to each Fund, except the Global Income Fund, pursuant to Management Agreements. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as Investment Adviser to Global Income Fund pursuant to Management Agreements. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement (as described below) is in effect.

The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 14-15, 2017 with respect to the Funds. These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds which commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Fund prior to the Fund’s commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2017 is available in the Funds’ semi-annual reports for the period ended September 30, 2017.

Each Management Agreement will remain in effect until June 30, 2018 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on each respective Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended March 31, 2017:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2017
GSAM-Advised Funds
Enhanced Income Fund	0.25% on the first $1 billion	0.24%[2]
0.23% on the next $1 billion
0.22% on the next $3 billion
0.22% on the next $3 billion
0.22% over $8 billion
High Quality Floating Rate Fund	0.31% on the first $1 billion	0.31% [2]
0.28% on the next $1 billion
0.27% on the next $3 billion
0.26% on the next $3 billion
0.25% over $8 billion
Short Duration Government Fund	0.44% on the first $1 billion	0.43%[2]
0.40% on the next $1 billion
0.38% on the next $3 billion
0.37% on the next $3 billion
0.36% over $8 billion
Short Duration Tax-Free Fund	0.39% on the first $1 billion	0.34%[1]
0.35% on the next $1 billion
0.33% on the next $3 billion
0.33% on the next $3 billion
0.32% over $8 billion
Government Income Fund	0.53% on the first $1 billion	0.52%
0.48% on the next $1 billion
0.45% on the next $3 billion
0.44% on the next $3 billion
0.44% over $8 billion
Dynamic Municipal Income Fund	0.40% on the first $1 billion	0.40%[1]
0.36% on the next $1 billion

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2017
	0.34% on the next $3 billion
	0.34% on the next $3 billion
	0.33% over $8 billion
U.S. Mortgages Fund	0.34% on the first $1 billion	0.34%[3]
	0.31% on the next $1 billion
	0.29% on the next $3 billion
	0.28% on the next $3 billion
	0.28% over $8 billion
Core Fixed Income Fund	0.40% on the first $1 billion	0.39%[2]
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion
Bond Fund	0.41% on the first $1 billion	0.40%
	0.37% on the next $1 billion
	0.35% on the next $3 billion
	0.34% on the next $3 billion
	0.34% over $8 billion
Short Duration Income Fund	0.40% on the first $1 billion 0.36% on the next $1 billion	0.40%
	0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion
Investment Grade Credit Fund	0.34% on the first $1 billion	0.34%
	0.31% on the next $1 billion
	0.29% on the next $3 billion
	0.28% on the next $3 billion
	0.28% over $8 billion
High Yield Municipal Fund	0.55% on the first $2 billion	0.52%
	0.50% on the next $3 billion
	0.48% on the next $3 billion
	0.47% over $8 billion
High Yield Fund	0.70% on the first $2 billion	0.67%[3]
	0.63% on the next $3 billion
	0.60% on the next $3 billion
	0.59% over $8 billion
High Yield Floating Rate Fund	0.60% on the first $1 billion	0.53%[3]
	0.54% on the next $1 billion
	0.51% on the next $3 billion
	0.50% on the next $3 billion
	0.49% over $8 billion
Strategic Income Fund	0.60% on the first $1 billion	0.51%
	0.54% on the next $1 billion
	0.51% on the next $3 billion
	0.50% on the next $3 billion
	0.49% over $8 billion
Emerging Markets Debt Fund	0.80% on the first $2 billion	0.80%
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion
Local Emerging Markets Debt Fund	0.80% on the first $2 billion	0.80%
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion
Inflation Protected Securities Fund	0.26% on the first $1 billion	0.26%
	0.23% on the next $1 billion
	0.22% on the next $3 billion
	0.22% on the next $3 billion
	0.21% over $8 billion
Total Emerging Markets Income Fund	0.80% on the first $2 billion	0.80%

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2017
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion
Long Short Credit Strategies Fund	1.00% on the first $1 billion	0.97%[3]
	0.90% on the next $1 billion
	0.86% on the next $3 billion
	0.84% on the next $3 billion
	0.82% over $8 billion
GSAMI-Advised Fund
Global Income Fund	0.65% on the first $1 billion	0.65%
	0.59% on the next $1 billion
	0.56% on the first $3 billion
	0.55% on the next $3 billion
	0.54% over $8 billion

[1]	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.35% and 0.37%, as an annual percentage rate of average daily net assets of the Short Duration Tax-Free Fund and Dynamic Municipal Income Fund, respectively. These waivers will remain in effect through at least April 20, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. In the absence of such fee waivers, the management fees for the Short Duration Tax-Free Fund and Dynamic Municipal Income Fund would have been equal to 0.36% and 0.55%, respectively.
[2]	The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
[3]	The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least April 20, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

For the fiscal years ended March 31, 2017, March 31, 2016, and March 31, 2015, the amounts of the fees (net of fee waivers, as applicable) incurred by each Fund then in existence under its Management Agreement were as follows:

	Fiscal Year ended March 31, 2017		Fiscal Year ended March 31, 2016		Fiscal Year ended March 31, 2015
Fund	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers
Enhanced Income Fund	$1,301,194	$1,284,814	$1,197,561	$1,159,614	$1,364,121	$1,339,185
High Quality Floating Rate Fund	1,562,559	1,198,639	1,796,870	1,354,116	1,889,915	1,454,610
Short Duration Government Fund	6,672,641	5,905,887	6,965,037	6,172,396	6,731,878	6,011,121
Short Duration Tax-Free Fund	16,363,846	15,765,088	15,225,108	14,623,859	15,195,483	14,595,459
Government Income Fund	2,117,893	2,050,871	2,207,179	2,129,539	2,545,113	2,541,640
Dynamic Municipal Income Fund	4,909,628	3,562,350	3,461,918	2,508,887	2,823,576	2,053,508
Core Fixed Income Fund	4,153,844	4,075,592	3,822,784	3,822,784	4,013,997	4,013,997
Short Duration Income Fund	1,976,177	1,966,248	1,346,136	1,346,136	914,015	914,015
Global Income Fund	5,590,134	5,550,188	4,091,276	4,091,276	3,158,263	3,158,263
High Yield Municipal Fund	23,172,852	23,172,852	18,839,856	18,839,856	16,848,502	16,848,502
High Yield Fund	25,500,455	25,314,591	30,903,397	30,903,397	33,328,744	33,328,744
High Yield Floating Rate Fund	18,464,415	17,937,236	20,045,919	20,045,919	23,222,934	23,222,934
Strategic Income Fund	52,077,086	51,572,775	93,594,733	93,594,733	122,100,615	122,100,615
Emerging Markets Debt Fund	12,206,745	12,181,807	9,308,121	9,308,121	13,340,646	13,340,646
U.S. Mortgages Fund	1,417,742	1,116,059	1,171,948	938,193	1,007,440	856,324
Investment Grade Credit Fund	1,665,818	1,439,247	1,744,450	1,472,519	1,914,566	1,627,381
Inflation Protected Securities Fund	785,385	615,401	483,245	397,947	466,263	374,393
Local Emerging Markets Debt Fund	4,374,645	3,869,331	9,143,035	8,088,549	16,078,381	14,293,668
Total Emerging Markets Income Fund	335,172	297,171	260,380	231,449	246,792	219,371
Long Short Credit Strategies Fund[1]	2,087,566	2,033,847	1,891,717	1,891,717	2,637,657	2,637,657
Bond Fund	2,452,591	2,174,225	1,879,089	1,651,013	1,283,160	1,199,006

[1]	Class A, Class C, Investor and Class R Shares of the Long Short Credit Strategies Fund commenced operations on April 30, 2014.

Unless required to be performed by others pursuant to agreements with the Funds, each Investment Adviser also performs certain administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations;

(ii) providing the Funds with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging for, at the Funds’ expense, the preparation of all of the Funds’ required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Funds’ prospectuses and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Funds’ records; and (v) providing the Funds with adequate office space and all necessary office equipment and services.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers

The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management (unless otherwise noted, the information below is provided as of March 31, 2017).

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Enhanced Income Fund
U.S. Fixed Income — Investment Management Team
John Olivo	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Dave Fishman	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
High Quality Floating Rate Fund
U.S. Fixed Income — Investment Management Team
John Olivo	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Dave Fishman	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Matthew Kaiser	121	$36,162	53	$21,149	680	$170,559	0	$0	26	$2,233	31	$3,872
Short Duration Government Fund
U.S. Fixed Income — Investment Management Team
John Olivo	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Dave Fishman	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Short Duration Tax-Free Fund
U.S. Fixed Income — Municipal Investment Management Team
Ben Barber	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
Scott Diamond	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
Government Income Fund
U.S. Fixed Income — Investment Management Team
Mark Van Wyk	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Michael Swell	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Matthew Kaiser	121	$36,162	53	$21,149	680	$170,559	0	$0	26	$2,233	31	$3,872
Dynamic Municipal Income Fund
U.S. Fixed Income — Municipal Investment Management Team
Ben Barber	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
Scott Diamond	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
U.S. Mortgages Fund
U.S. Fixed Income — Investment Management Team
Peter D. Dion	135	$39,536	103	$27,347	1,023	$186,648	0	$0	26	$2,233	34	$5,035
Christopher Creed	135	$39,536	103	$27,347	1,023	$186,648	0	$0	26	$2,233	34	$5,035
Christopher Hogan	135	$39,536	103	$27,347	1,023	$186,648	0	$0	26	$2,233	34	$5,035
Matthew Kaiser	121	$36,162	53	$21,149	680	$170,559	0	$0	26	$2,233	31	$3,872
Strategic Income Fund
U.S. Fixed Income — Investment Management Team
Jonathan Beinner	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Michael Swell	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Core Fixed Income Fund
U.S. Fixed Income — Investment Management Team
Jonathan A. Beinner	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Michael Swell	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Bond Fund
U.S. Fixed Income — Investment Management Team
Jonathan A. Beinner	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Michael Swell	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Short Duration Income Fund
Global Liquidity Management Team
Dave Fishman	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
John Olivo	28	$174,284	147	$113,148	215	$49,650	0	$0	0	$0	3	$640
Investment Grade Credit Fund
U.S. Fixed Income — Investment Management Team
Ben Johnson	135	$201,545	265	$142,776	1,372	$222,832	0	$0	26	$2,233	36	$5,917
Global Income Fund
Global Fixed Income — Investment Management Team
Andrew Wilson	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Iain Lindsay	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
High Yield Municipal Fund
U.S. Fixed Income — Municipal Investment Management Team
Ben Barber	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
Scott Diamond	126	$206,359	193	$131,508	2,809	$166,887	0	$0	26	$2,233	31	$3,872
High Yield Fund
U.S. Fixed Income — High Yield Investment Management Team
Rachel C. Golder	147	$207,507	265	$142,776	1,372	$222,832	0	$0	26	$2,233	36	$5,197
Michael Goldstein	41	$11,813	77	$19,180	391	$28,870	0	$0	26	$2,233	28	$2,695
Robert Magnuson	41	$11,813	77	$19,180	391	$28,870	0	$0	26	$2,233	28	$2,695
High Yield Floating Rate Fund
U.S. Fixed Income — High Yield Investment Management Team
Michael Goldstein	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Rachel C. Golder	147	$207,507	265	$142,776	1,372	$222,832	0	$0	26	$2,233	36	$5,197
Ken Yang*	12	15,165	124	$31,080	965	$84,609	0	$0	3	$850	18	$13,016
Peter Campo*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Emerging Markets Debt Fund
Global Fixed Income — Investment Management Team
Samuel Finkelstein	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Ricardo Penfold	149	$37,484	142	$46,048	1,074	$180,777	0	$0	26	$2,233	34	$5,035

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Inflation Protected Securities Fund
U.S Fixed Income — Investment Management Team
Matthew Kaiser	121	$36,162	53	$21,149	680	$170,559	0	$0	26	$2,233	31	$3,872
Mark Van Wyk	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Local Emerging Markets Debt Fund
Global Fixed Income — Investment Management Team
Samuel Finkelstein	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Ricardo Penfold	149	$37,484	142	$46,048	1,074	$180,777	0	$0	26	$2,233	34	$5,035
Total Emerging Markets Income Fund
Global Fixed Income — Investment Management Team
Samuel Finkelstein	221	$252,253	331	$167,080	3,772	$349,018	0	$0	27	$2,233	40	$7,152
Raymond Chan	12	$7,060	6	$2,310	4	$2,535	0	$0	0	$0	0	$0
Long Short Credit Strategies Fund
Liberty Harbor Portfolio Management Team
Salvatore Lentini	1	$214	5	$1,809	4	$197	0	$0	2	$32	3	$96
Brendan McGovern	4	$1,949	5	$1,809	3	$96	3	$1,736	2	$32	3	$96

*	Information for this portfolio manager is as of January 31, 2018.
**	Information for this portfolio manager is as of October 31, 2017.

Assets are preliminary, in millions.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Advisers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Advisers and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmarks for these Funds are:

Enhanced Income Fund: Goldman Sachs Enhanced Income Fund Composite Index (comprised of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%))

High Quality Floating Rate Fund: Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index

Short Duration Government Fund: Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index

Short Duration Tax-Free Fund: Bloomberg Barclays Municipal 1-3 Year Blend Index

Government Income Fund: Bloomberg Barclays U.S. Government/Mortgage Index

Dynamic Municipal Income Fund: Bloomberg Barclays Municipal Bond 1-10 Year Blend Index

U.S. Mortgages Fund: Bloomberg Barclays U.S. Securitized Bond Index

Core Fixed Income Fund: Bloomberg Barclays U.S. Aggregate Bond Index

Bond Fund: Bloomberg Barclays U.S. Aggregate Bond Index

Short Duration Income Fund: Goldman Sachs Short Duration Income Fund Composite Index (comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%))

Investment Grade Credit Fund: Bloomberg Barclays U.S. Credit Index

Global Income Fund: Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index

High Yield Municipal Fund: Goldman Sachs High Yield Municipal Fund Composite Index (comprised of the Bloomberg Barclays Municipal Bond Index (40%) and the Bloomberg Barclays Municipal High Yield Bond Index (60%))

High Yield Fund: Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index

High Yield Floating Rate Fund: Credit Suisse Leveraged Loan Index

Strategic Income Fund: Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index

Emerging Markets Debt Fund: J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index

Local Emerging Markets Debt Fund: J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index

Inflation Protected Securities Fund: Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index

Total Emerging Markets Income Fund: Total Emerging Markets Income Fund Composite Index (comprised of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified (Gross, USD, Unhedged) Index (25%)).

Long Short Credit Strategies Fund: Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds They Manage

The following table shows the portfolio managers’ ownership of shares of the Funds they manage as of March 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Enhanced Income Fund
John Olivo	$10,001-$50,000
Dave Fishman	$50,001-$100,000
High Quality Floating Rate Fund
John Olivo	$10,001-$50,000
Dave Fishman	$50,001-$100,000
Matthew Kaiser	$100,001-$500,000
Short Duration Government Fund
John Olivo	$10,001-$50,000
Dave Fishman	$100,001-$500,000
Short Duration Tax-Free Fund
Ben Barber	$50,001-$100,000
Scott Diamond	$50,001-$100,000
Government Income Fund
Michael Swell	$10,001-$50,000
Mark Van Wyk	$50,001-$100,000
Matthew Kaiser	None
Dynamic Municipal Income Fund
Ben Barber	$50,001-$100,000
Scott Diamond	$50,001-$100,000
U.S. Mortgages Fund
Peter D. Dion	$100,001-$500,000
Christopher Creed	$100,001-$500,000
Christopher Hogan	$100,001-$500,000
Matthew Kaiser	$10,001-$50,000
Core Fixed Income Fund
Jonathan A. Beinner	$500,001-$1,000,000
Michael Swell	$50,001-$100,000
Bond Fund
Jonathan A. Beinner	Over $1 Million
Michael Swell	$50,001-$100,000
Short Duration Income Fund
Dave Fishman	$500,001-$1,000,000
John Olivo	$10,001-$50,000
Investment Grade Credit Fund
Ben Johnson	$100,001-$500,000

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Global Income Fund
Andrew Wilson	None
Iain Lindsay	None
High Yield Municipal Fund
Ben Barber	$100,001-$500,000
Scott Diamond	$50,001-$100,000
High Yield Fund
Rachel C. Golder	$100,001-$500,000
Michael Goldstein	$100,001-$500,000
Robert Magnuson	$10,001-$50,000
High Yield Floating Rate Fund
Michael Goldstein	$100,001-$500,000
Rachel C. Golder*	None
Ken Yang*	None
Peter Campo*	None
Strategic Income Fund
Jonathan Beinner	Over $1 Million
Michael Swell	$500,001-$1,000,000
Emerging Markets Debt Fund
Samuel Finkelstein	$50,001-$100,000
Ricardo Penfold	$10,001-$50,000
Local Emerging Markets Debt Fund
Samuel Finkelstein	Over $1 Million
Ricardo Penfold	$10,001-$50,000
Inflation Protected Securities Fund
Matthew Kaiser	$50,001-$100,000
Mark Van Wyk	$50,001-$100,000
Total Emerging Markets Income Fund
Samuel Finkelstein	None
Raymond Chan*	None
Long Short Credit Strategies Fund
Salvatore Lentini	$100,001-$500,000
Brendan McGovern	None

*	Information for this portfolio manager for this Fund is as of March 14, 2018.

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Intermediaries to solicit subscriptions for Class A, Class C, Class R, Investor, Class R6, Class T and Class P Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A and Class T Shares, or redemption in the case of Class A and Class C Shares, of such Fund shares. Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B* and Class C Shares during the following periods:

	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Enhanced Income Fund[1]	$146	$94	$467
High Quality Floating Rate Fund[1]	273	166	639
Short Duration Government Fund	2,096	2,982	4,198
Short Duration Tax-Free Fund	1,458	1,557	3,283
Government Income Fund	3,225	8,315	1,882
Dynamic Municipal Income Fund	21,412	20,212	14,345
Core Fixed Income Fund	4,704	6,267	5,261
Short Duration Income Fund	175	824	126
Global Income Fund	12,000	8,618	9,188
High Yield Municipal Fund	33,301	30,360	36,461
High Yield Fund	13,326	12,236	23,808
High Yield Floating Rate Fund	2,780	520	2,671
Strategic Income Fund	23,980	80,400	404,119
Emerging Markets Debt Fund	14,945	5,804	11,811

	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
U.S. Mortgages Fund[1]	960	908	520
Investment Grade Credit Fund[1]	5,046	2,081	2,036
Bond Fund	6,093	4,856	6,617
Inflation Protected Securities Fund	3,236	1,215	1,006
Local Emerging Markets Debt Fund	833	1,001	1,845
Total Emerging Markets Income Fund	198	0	0
Long Short Credit Strategies Fund[2]	1,355	2,256	13,030

*	Effective at the close of business on November 14, 2014, Class B Shares were converted to Class A Shares, including Class B Shares that were scheduled to convert on a later date.
[1]	Enhanced Income Fund, High Quality Floating Rate Fund, U.S. Mortgages Fund and Investment Grade Credit Fund do not currently offer Class C Shares.
[2]	Class A, Class C, Investor and Class R Shares of the Long Short Credit Strategies Fund commenced operations on April 30, 2014.

Dealer Reallowances. Class A and Class T Shares of the Funds are sold subject to a front-end sales charge, as described in the Prospectuses and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Intermediaries that sell Class A and Class T Shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases of Class A Shares under $100,000 for Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Bond Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund; and Class A Shares under $500,000 for Short Duration Government Fund, Short Duration Tax-Free Fund, Enhanced Income Fund, Short Duration Income Fund and High Quality Floating Rate Fund:

Fund	% of sales charge re-allowed to broker/ dealers
Enhanced Income Fund	1.28%
High Quality Floating Rate Fund	1.27%
Short Duration Government Fund	1.35%
Short Duration Tax-Free Fund	1.47%
Government Income Fund	3.37%
Dynamic Municipal Income Fund	3.65%
Core Fixed Income Fund	3.31%
Short Duration Income Fund	1.49%
Global Income Fund	3.47%
High Yield Municipal Fund	4.04%
High Yield Fund	4.03%
High Yield Floating Rate Fund	1.96%
Strategic Income Fund	3.32%
Emerging Markets Debt Fund	4.05%
U.S. Mortgages Fund	3.43%
Investment Grade Credit Fund	3.14%
Bond Fund	3.40%
Local Emerging Markets Debt Fund	4.43%
Inflation Protected Securities Fund	3.48%
Total Emerging Markets Income Fund	4.02%
Long Short Credit Strategies Fund	3.37%

Goldman Sachs reallows 2.50% of a Fund’s offering price with respect to purchases of Class T Shares under $250,000.

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to each Fund’s Separate Account Institutional, Class R6 and Class P Shares, to 0.04% of average daily net assets with respect to each Fund’s Institutional, Administration and Service Shares and to 0.13% of average daily net assets with respect to each Fund’s Class A, Class C, Class R, Investor and Class T Shares (less transfer agency expenses borne by a share class). Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.

As compensation for services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015, from each Fund and for each share class then in existence as follows under the fee schedules then in effect, except for Class T and Class P Shares which have not commenced operations as of the end of the Funds’ fiscal year:

Fiscal Year Ended March 31, 2017

Fund	Class A, B and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional	Class R6 Shares*
Enhanced Income Fund	$45,113	$—	$1,352	$193,828	$—	$62	$—	$4
High Quality Floating Rate Fund	13,498	—	791	151,657	198	—	—	4
Short Duration Government Fund	247,683	—	22,494	424,361	11,194	—	—	14,996
Short Duration Tax-Free Fund	218,903	—	6,067	1,761,920	100	—	—	—	**
Government Income Fund	210,087	27,644	6,300	55,650	22,638	—	—	1,753
Dynamic Municipal Income Fund	323,767	—	31,547	248,054	15	—	—	—	**
Core Fixed Income Fund	209,019	11,320	40,107	313,127	632	—	—	11,676
Short Duration Income Fund	11,658	36	1,087	193,681	—	—	—	4
Global Income Fund	236,765	—	78,855	244,598	1,326	—	—	485
High Yield Municipal Fund	428,892	—	34,259	1,631,493	—	—	—	—	**
High Yield Fund	489,026	19,512	17,029	1,294,164	5,443	—	—	34,434
High Yield Floating Rate Fund	12,781	15	2,258	1,349,440	—	—	—	—	**
Strategic Income Fund	2,061,966	12,390	331,193	3,298,823	—	—	—	4,066
Emerging Markets Debt Fund	207,173	—	50,545	527,295	—	—	—	1,872
U.S. Mortgages Fund	63,982	—	37,996	24,383	—	—	85,911	52
Investment Grade Credit Fund	39,110	—	2,397	57,075	—	—	96,730	4
Bond Fund	193,248	26,013	63,325	124,875	481	—	—	2,852
Inflation Protected Securities Fund	83,873	18,488	8,859	60,880	—	—	—	48
Local Emerging Markets Debt Fund	143,795	—	14,947	145,585	—	—	—	—	**
Total Emerging Markets Income Fund	441	31	122	14,714	—	—	—	—	**
Long Short Credit Strategies Fund	19,355	44	9,690	74,552	—	—	—	—	**

*	Prior to July 28, 2017, the fee for transfer agent and dividend disbursing agent services with respect to Class R6 Shares was 0.02%.
**	Class R6 Shares of the Fund have not commenced operations as of the date of the SAI.

Fiscal Year Ended March 31, 2016

Fund	Class A, B and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional	Class R6 Shares*
Enhanced Income Fund	$44,269	$—	$566	$177,747	$—	$65	$—	$2
High Quality Floating Rate Fund	18,954	—	1,036	173,423	110	—	—	2
Short Duration Government Fund	305,901	—	19,641	451,387	12,965	—	—	5,076
Short Duration Tax-Free Fund	253,570	—	4,478	1,617,427	62	—	—	—
Government Income Fund	231,842	28,655	5,273	59,932	21,770	—	—	9
Dynamic Municipal Income Fund	250,251	—	9,100	171,961	15	—	—	—
Core Fixed Income Fund	211,719	1,953	6,446	317,838	740	—	—	3,838
Short Duration Income Fund	9,250	19	457	131,619	—	—	—	2
Global Income Fund	97,877	—	17,865	215,820	307	—	—	16

High Yield Municipal Fund	430,786	—	24,018	1,287,093	—	—	—	—
High Yield Fund	574,634	21,170	14,752	1,679,536	6,545	—	—	11,211
High Yield Floating Rate Fund	16,575	15	1,448	1,513,703	—	—	—	—
Strategic Income Fund	3,815,722	12,924	638,236	6,153,250	—	—	—	1,482
Emerging Markets Debt Fund	166,683	—	18,872	408,276	—	—	—	19
U.S. Mortgages Fund	44,198	—	4,587	20,770	—	—	81,412	2
Investment Grade Credit Fund	36,200	—	1,393	64,012	—	—	98,864	2
Bond Fund	168,788	7,072	29,262	103,886	29	—	—	2
Inflation Protected Securities Fund	57,117	10,301	3,190	36,847	—	—	—	2
Local Emerging Markets Debt Fund	225,170	—	7,388	334,801	—	—	—	—
Total Emerging Markets Income Fund	850	29	33	11,292	—	—	—	—
Long Short Credit Strategies Fund	12,774	44	4,324	72,046	—	—	—	—

*	Prior to July 28, 2017, the fee for transfer agent and dividend disbursing agent services with respect to Class R6 Shares was 0.02%.

Fiscal Year Ended March 31, 2015

Fund	Class A, B and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional
Enhanced Income Fund	$54,117	$—	$693	$201,324	$—	$71	$—
High Quality Floating Rate Fund	48,109	—	1,610	173,622	72	—	—
Short Duration Government Fund	322,888	—	23,297	416,227	14,565	—	—
Short Duration Tax-Free Fund	322,403	—	8,883	1,591,615	49	—	—
Government Income Fund	262,689	28,476	5,380	75,706	21,576	—	—
Dynamic Municipal Income Fund	239,263	—	4,450	130,347	14	—	—
Core Fixed Income Fund	213,367	967	3,631	338,256	670	—	—
Short Duration Income Fund	5,456	15	264	89,637	—	—	—
Global Income Fund	86,443	—	5,224	166,060	89	—	—
High Yield Municipal Fund	450,972	—	20,241	1,122,900	—	—	—
High Yield Fund	732,486	23,213	19,578	1,784,486	6,695	—	—
High Yield Floating Rate Fund	18,728	15	1,275	1,721,129	—	—	—
Strategic Income Fund	5,804,415	9,997	1,056,096	7,673,797	—	—	—
Emerging Markets Debt Fund	168,232	—	21,025	608,799	—	—	—
U.S. Mortgages Fund	12,846	—	1,266	15,895	—	—	80,507
Investment Grade Credit Fund	34,115	—	1,008	69,503	—	—	111,147
Bond Fund	81,645	129	11,544	85,340	7	—	—
Inflation Protected Securities Fund	63,347	7,737	2,876	33,760	—	—	—
Local Emerging Markets Debt Fund	155,675	—	6,868	664,670	—	—	—
Total Emerging Markets Income Fund	468	32	32	10,805	—	—	—
Long Short Credit Strategies Fund[1]	6,013	32	1,428	103,207	—	—	—

[1]	Class A, Class C, Investor and Class R Shares of the Long Short Credit Strategies Fund commenced operations on April 30, 2014.

The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, account service fees, shareholder administration fees and administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

Fees and expenses borne by the Funds relating to legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Advisers’ costs of performing certain accounting services not being provided by the Trust’s custodian.

The imposition of the Investment Advisers’ fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of their fees and/or assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

As of April 20, 2018, the Investment Advisers have agreed to reduce or limit “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration share fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the following annual percentage rate of each Fund’s average daily net assets through at least April 20, 2019:

Fund	Other Expenses Limitation
Enhanced Income Fund	0.064%
High Quality Floating Rate Fund	0.014%
Short Duration Government Fund	0.004%
Government Income Fund	0.004%
Core Fixed Income Fund	0.014%
Short Duration Income Fund	0.014%
Global Income Fund	0.004%
Strategic Income Fund	0.054%
Bond Fund	0.004%
Inflation Protected Securities Fund	0.044%
Short Duration Tax-Free Fund	0.004%
Dynamic Municipal Income Fund	0.004%
High Yield Municipal Fund	0.004%
High Yield Fund	0.024%
High Yield Floating Rate Fund	0.104%
Emerging Markets Debt Fund	0.054%
U.S. Mortgages Fund	0.074%
Investment Grade Credit Fund	0.004%
Local Emerging Markets Debt Fund	0.074%
Total Emerging Markets Income Fund	0.054%
Long Short Credit Strategies Fund	0.094%

Such reductions or limits are calculated monthly on a cumulative basis during the Funds’ fiscal year. The Funds’ “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds. The Investment Advisers may not terminate the arrangements prior to April 20, 2019 without the approval of the Board of Trustees.

Reimbursements

For the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015, “Other Expenses” of each Fund were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:

Fund	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Enhanced Income Fund	$62,944	$50,774	$79,964
High Quality Floating Rate Fund	363,765	371,908	505,128
Short Duration Government Fund	628,761	577,481	601,699
Short Duration Tax-Free Fund	803,921	589,147	493,917
Government Income Fund	515,229	525,980	574,354
Dynamic Municipal Income Fund	416,727	366,903	384,347
Core Fixed Income Fund	531,848	566,733	177,431
Short Duration Income Fund	530,980	490,339	433,930
Global Income Fund	800,855	747,617	695,861
High Yield Municipal Fund	840,653	568,676	565,720
High Yield Fund	0	0	217,774
High Yield Floating Rate Fund	0	0	359,151
Strategic Income Fund	0	0	0
Emerging Markets Debt Fund	64,226	368,871	153,501
U.S. Mortgages Fund	265,103	364,944	480,702
Investment Grade Credit Fund	344,765	345,952	357,302
Bond Fund	748,100	702,032	671,337
Inflation Protected Securities Fund	212,614	207,823	285,114
Local Emerging Markets Debt Fund	510,166	486,170	2,324,338
Total Emerging Markets Income Fund	397,825	422,380	458,425
Long Short Credit Strategies Fund[1]	312,837	124,351	183,511

[1]	Class A, Class C, Investor and Class R Shares of the Fund commenced operations on April 30, 2014.

Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Investment Advisers may modify or discontinue such limitation in the future at its discretion. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds.

The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Custodian and Sub-Custodians

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, is the custodian of all the Funds except the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, for which JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), 270 Park Avenue, New York, NY 10017 serves as the custodian of such Funds’ portfolio securities and cash. State Street and JPMorgan Chase also maintain the Funds’ accounting records. State Street and JPMorgan Chase may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Funds in foreign countries and to hold cash and currencies for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “Potential Conflicts of Interest” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, or on behalf of the Funds. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts may have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser may make investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT — Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Moreover, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds)

managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT — Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur other expenses applicable in connection with their operation or management, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, and class action and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis.

Accounts will incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Funds) in accordance with such analysis and models. In the event Goldman Sachs elects not to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, which may be disadvantageous to the Funds.

Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than or adverse to the Funds. Such teams might not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts), different third -party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds may result in improved performance of the Funds or enable the Investment Adviser to more easily track the performance of an Index than might have been the case had the Investment Adviser applied different valuation policies.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor, as well as in other capacities, may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds. In addition, Goldman Sachs (including the Investment Adviser) the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Decisions and actions of the Investment Adviser on behalf of the Funds may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser. Advice given to, or investment or voting decisions made for, the Funds may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Transactions by, advice to and activities of Accounts may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and such Accounts may engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities) or the prices or terms at which the Fund’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, a Fund may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Fund holds or may be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. To the extent a Fund engages in transactions in the same or similar types of securities or other investments as other Accounts, the Fund and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the transactions of the Fund (including the ability of the Fund to engage in such a transaction or investment or other activities), or the price or terms at which the Fund’s transactions or investments or other activities may be effected. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when a Fund executes transactions in the same securities. Moreover, a Fund, on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Fund.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty or investor, or in other capacities, may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information). The relative timing for the implementation of investment decisions or strategies for Accounts (including Accounts sponsored, managed or advised by the Investment Adviser), on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. Goldman Sachs may, in its discretion, recommend that the Funds have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. This recommendation may create a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds if the Funds determine not to engage in or continue such dealings, arrangements or agreements.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

The various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that may also provide services to Goldman Sachs and other Accounts. The Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may or may not influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds if the Funds determine not to engage or continue to engage these service providers.

Notwithstanding the foregoing, the selection of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser) may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser by the Funds will not be reduced by any fees payable by the Funds to Goldman Sachs as manager of such Funds (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such Funds), other than in certain specified cases. In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Investments in Different Parts of an Issuer’s Capital Structure

Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or refraining from action) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) may determine to rely on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs. Goldman Sachs may be entitled to compensation in connection with the provision of such services and the operation of the Indexes that are tracked by the Funds, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to companies in which the Funds have an interest, or to the Funds, which may result in fees, compensation and remuneration as well as other benefits, to Goldman Sachs. Such fees, compensation and remuneration may be substantial. Providing such services to the Funds and companies in which the Funds invest may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Funds. There may be circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Funds may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “— Management of the Funds by the Investment Adviser — Considerations Relating to Information Held by Goldman Sachs” above and “— Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law a Fund may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower liquidates a large position in a security that is held (directly or indirectly) by one or more Funds, among other potential adverse consequences, the value of such security may decline rapidly and the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs may avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company.

Furthermore, the Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Funds may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by the Investment Adviser of its compliance program in respect thereof, may restrict or limit the Funds’ investment activities.

The Investment Adviser may also limit transactions and activities on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser, an Account or their activities.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with trades in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular trades. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the trades been aggregated or netted. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreements provide that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreements provide that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreements permit each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreements are not reduced by reason of an Investment Adviser receiving such brokerage and research services.

Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable an Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

The Funds are prohibited, in accordance with Rule 12b-1 under the Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Funds may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Advisers and Goldman Sachs & Co. LLC as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Advisers direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.

On January 1, 2005, certain Funds began to participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

For the fiscal year ended March 31, 2017, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2017	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$19,836	$19,836 (100%)	$2,093,576,521	$0	$0
High Quality Floating Rate Fund	0	0 (0%)	0	0	0
Short Duration Government Fund	311,343	311,343 (100%)	32,684,848,322	0	0
Short Duration Tax-Free Fund	2,147	0 (0%)	10,133,240	0	0
Government Income Fund	18,728	18,728 (100%)	1,546,796,927	0	0
Dynamic Municipal Income Fund	8,362	0 (0%)	333,373,017	0	0
Core Fixed Income Fund	29,285	29,285 (100%)	4,802,299,736	0	0
Short Duration Income Fund	39,616	39,616 (100%)	3,268,911,420	0	0
Global Income Fund	68,466	0 (0%)	5,358,470,022	0	0
High Yield Municipal Fund	19,843	0 (0%)	101,791,600	0	0
High Yield Fund	91,778	0 (0%)	6,823,349,296	0	0
High Yield Floating Rate Fund	3,286	0 (0%)	235,232,244	0	0
Strategic Income Fund	2,036,454	2,036,454 (100%)	171,191,650,600	0	0
Emerging Markets Debt Fund	70,837	70,837 (100%)	5,620,070,512	0	0
U.S. Mortgages Fund	18,354	18,354 (100%)	1,442,789,445	0	0
Investment Grade Credit Fund	16,527	16,527 (100%)	1,403,703,518	0	0
Bond Fund	59,338	59,338 (100%)	4,822,085,907	0	0
Inflation Protected Securities Fund	21,875	21,875 (100%)	1,838,885,294	0	0
Local Emerging Markets Debt Fund	15,785	15,785 (100%)	1,347,196,899	0	0
Total Emerging Markets Income Fund	1,172	0 (0%)	89,032,659	0	0
Long Short Credit Strategies Fund	720	0 (%)	3,500,455	0	0

[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to market value of futures contracts.
[4]	The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

For the fiscal year ended March 31, 2016, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2016	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$15,528	$15,528 (100%)	$1,561,554,155	0	0
High Quality Floating Rate Fund	8,941	8,941 (100%)	754,092,664	0	0
Short Duration Government Fund	144,111	144,111 (100%)	15,137,862,917	0	0
Short Duration Tax-Free Fund	0	0 (0%)	0	0	0
Government Income Fund	19,400	19,400 (100%)	1,647,930,659	0	0
Dynamic Municipal Income Fund	4,701	0 (0%)	163,310,752	0	0
Core Fixed Income Fund	57,739	57,739 (100%)	4,815,386,902	0	0
Short Duration Income Fund	27,636	27,636 (100%)	2,298,592,935	0	0
Global Income Fund	52,729	0 (0%)	4,268,869.465	0	0
High Yield Municipal Fund	22,834	0 (0%)	58,521,609	0	0
High Yield Fund	105,084	89,959 (86%)	8,419,039,216	0	0
High Yield Floating Rate Fund	0	0 (0%)	0	0	0
Strategic Income Fund	2,263,046	2,263,046 (100%)	196,498,030,410	0	0

Fiscal Year Ended March 31, 2016	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Emerging Markets Debt Fund	84,426	84,426 (100%)	6,962,743,538	0	0
US Mortgages Fund	11,508	11,508 (100%)	933,085,059	0	0
Investment Grade Credit Fund	22,410	22,410 (100%)	1,884,409,687	0	0
Bond Fund	46,876	46,876 (100%)	3,884,308,480	0	0
Inflation Protected Securities Fund	9,336	9,336 (100%)	779,341,148	0	0
Local Emerging Markets Debt Fund	35,546	35,546 (100%)	2,975,321,106	0	0
Total Emerging Markets Income Fund	1,144	883 (77%)	90,578,679	0	0
Long Short Credit Strategies Fund	99	0 (0%)	485,053	0	0

[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to market value of futures contracts.
[4]	The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

For the fiscal year ended March 31, 2015, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2015	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$10,903	$10,903 (100%)	$370,654,000	$0	$0
High Quality Floating Rate Fund	27,523	27,523 (100%)	977,300,000	0	0
Short Duration Government Fund	134,203	134,203 (100%)	7,920,400,000	0	0
Short Duration Tax-Free Fund	0	0 (0%)	0	0	0
Government Income Fund	34,145	34,145 (100%)	1,774,750,000	0	0
Dynamic Municipal Income Fund	3,474	0 (0%)	21,778,288	0	0
Core Fixed Income Fund	87,028	87,028 (100%)	4,305,251,625	0	0
Short Duration Income Fund	31,511	31,511 (100%)	5,628,175,000	0	0
Global Income Fund	0	0 (0%)	0	0	0
High Yield Municipal Fund	36,742	0 (0%)	266,534,628	0	0
High Yield Fund	211,248	211,248 (100%)	8,303,850,000	0	0
High Yield Floating Rate Fund	0	0 (0%)	0	0	0
Strategic Income Fund	3,745,840	3,745,840 (100%)	312,153,950,000	0	0
Emerging Markets Debt Fund	122,560	122,560 (100%)	6,859,350,000	0	0
U.S. Mortgages Fund	20,385	20,385 (100%)	1,073,500,000	0	0
Investment Grade Credit Fund	27,646	27,646 (100%)	1,222,100,000	0	0
Bond Fund	43,127	43,127 (100%)	3,688,225,000	0	0
Inflation Protected Securities Fund	15,234	15,234 (100%)	572,800,000	0	0
Local Emerging Markets Debt Fund	150,477	150,477 (100%)	8,296,600,000	0	0
Total Emerging Markets Income Fund	2,343	2,343 (100%)	102,450,000	0	0
Long Short Credit Strategies Fund*	0	0 (0%)	0	0	0

*	Class A, Class C, Investor and Class R Shares of the Fund commenced operations on April 30, 2014.
[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to notional value of futures contracts.
[4]	The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

During the fiscal year ended March 31, 2017, the Trust’s regular broker-dealers (as defined in Rule 10b-1 under the Act) were: Goldman Sachs & Co. LLC, Bank of America Securities LLC, Citigroup, Inc., BNP Paribas Securities Corp., JPMorgan Chase & Co., Credit Suisse First Boston Corp., Morgan Stanley Co Incorporated, Deutsche Bank Securities, Inc., Barclays Capital, Inc., Nomura, Graybill Investments, Bank of New York Mellon, Wells Fargo Bank and Jefferies & Co., Inc.

As of March 31, 2017, those Funds not listed below held no securities of their regular broker-dealers. As of the same date, the following Funds held the following amounts of securities of their regular broker-dealers (as defined in Rule 10b-1 under the Act) or the parent entities of such broker-dealers ($ in thousands):

Fund	Broker/Dealer	Amount (000s)
Global Income Fund	JP Morgan Chase & Co.	$5,382
	Morgan Stanley Co Incorporated	7,178
	Credit Suisse First Boston Corp.	2,328
	Bank of America Securities LLC	12,850
	UBS Painewebber Warburg Dillon Reed	4,184
Core Fixed Income Fund	Bank of America Securities LLC	10,911
	Credit Suisse First Boston Corp.	6,951
	JPMorgan Chase & Co.	6,921
	Morgan Stanley Co Incorporated	9,881
	Barclays Capital Inc.	400
	UBS Painewebber Warburg Dillon Reed	6,601
	Macquarire Bank Ltd.	1,324
High Yield Fund	Citigroup, Inc.	15,929
	Credit Suisse First Boston Corp.	10,825
	Bank of America Corp.	27,497
	JPMorgan Chase & Co.	10,010
	Barclays Capital Inc.	14,490
	UBS Painewebber Warburg Dillon Reed	10,340
	Jefferies & Company, Inc.	6,262
Enhanced Income Fund	Citigroup, Inc.	4,645
	Credit Suisse First Boston Corp.	9,385
	Morgan Stanley Co Incorporated	6,037
	Bank of America Securities LLC	5,652
	JPMorgan Chase & Co.	7,029
	Wells Fargo Bank	2,806
	UBS Painewebber Warburg Dillon Reed	2,000
Investment Grade Credit Fund	Citigroup, Inc.	5,115
	Bank of America Securities LLC	11,328
	JPMorgan Chase & Co.	7,573
	Credit Suisse First Boston Corp.	3,103
	Morgan Stanley Co Incorporated	6,500
	Wells Fargo Bank	4,955
	UBS Painewebber Warburg Dillon Reed	2,204

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. Each Fund’s fiscal year end is March 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of April 20, 2018, the Trustees have authorized: (i) the issuance of nine classes of shares of Government Income Fund, Core Fixed Income Fund, Bond Fund and High Yield Fund: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares; (ii) the issuance of eight classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and Global Income Fund: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares; (iii) the issuance of eight classes of shares of Short Duration Income Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund: Class A Shares, Class C Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares; (iv) the issuance of seven classes of shares of Enhanced Income Fund: Class A Shares, Administration Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares; (v) the issuance of seven classes of shares of High Quality Floating Rate Fund: Class A Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T

Shares and Class P Shares; (vi) the issuance of seven classes of shares of U.S. Mortgages Fund and Investment Grade Credit Fund: Class A Shares, Institutional Shares, Investor Shares, Separate Account Institutional Shares, Class R6 Shares, Class T Shares and Class P Shares; and (vii) the issuance of seven classes of shares of High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares, Class T Shares and Class P Shares. Additional series and classes may be added in the future.

Each Institutional Share, Service Share, Administration Share, Separate Account Institutional Share, Class A Share, Class C Share, Class R Share, Investor Share, Class R6 Share, Class T Share and Class P Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class C, Class R and Class T Shares, and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.

Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.

Administration Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

Service Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.

Investor and Class R Shares are sold at NAV without a sales charge. Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.

Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs (“Distributor” or “Transfer Agent”), including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

•	Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;

•	Employee Benefit Plans;

•	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and

•	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

Class P Shares are sold at NAV without a sales charge. Class P Shares of the Funds are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of The Ayco Company, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.

Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Class R, Investor and Class R6 Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares. With respect to Class R Shares the distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority (“FINRA”).

Separate Account Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.

Class A Shares are sold, with an initial sales charge of up to 4.50%, and Class T Shares are sold with an initial sales charge of up to 2.50%, through brokers and dealers who are members of FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A and Class T Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A or Class T Shares. With respect to Class A and Class T Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.

Class C Shares of the Funds are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class C, Class R, Investor, Service, Institutional, Administration, Separate Account Institutional, Class R6, Class T or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the transfer agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities of a Fund for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities will be valued at the last available bid price for long positions or the last available ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded options and futures contracts will be valued at the last sale or settlement price, and if no last sale, then the last bid price for long positions and the last ask price on short positions, on the exchange where such contracts and options are principally traded at the time closest to the NAV calculation time; (ix) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (x) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the portfolio Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or manmade disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations affecting the Funds and their shareholders that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on July 28, 2017, which are subject to change. Future changes in tax laws may adversely impact a Fund and its shareholders.

General

Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies, income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

If the Fund complies with the provisions described above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.

Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of the Funds in investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities held by a Fund or anticipated to be acquired may not qualify as “directly related” under these tests.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) plus 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). A Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.

Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Funds, and may therefore make it more difficult for these Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, its net tax exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the

Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any, during the eight taxable years following the year of the loss. Capital loss carryforwards arising in taxable years of a Fund beginning after December 22, 2010 will generally be able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. On March 31, 2017 the following Funds had the following amounts of capital loss carryforwards:

Fund	Amount ($)	Year of Expiration
Enhanced Income Fund	$1,658,767	Expiring 2018
	9,056,394	Expiring 2019
	2,734,357	Perpetual Short-term
	2,134,556	Perpetual Long-term
High Quality Floating Rate Fund	21,924,176	Expiring 2018
	2,415,726	Expiring 2019
	3,563,835	Perpetual Short-term
	2,442,499	Perpetual Long-term
Short Duration Government Fund	16,424,692	Perpetual Short-term
	8,018,304	Perpetual Long-term
Government Income Fund	2,911,095	Perpetual Long-term
Dynamic Municipal Income Fund	11,494,807	Expiring 2018
	704,599	Expiring 2019
	3,575,092	Perpetual Short-term
Core Fixed Income Fund	22,548,038	Expiring 2018
	42,826	Perpetual Long-term
Short Duration Income Fund	2,792,172	Perpetual Short-term
	960,476	Perpetual Long-term
High Yield Municipal Fund	431,157,569	Expiring 2018
	11,866,582	Expiring 2019
	103,612,649	Perpetual Short-term
	136,308,708	Perpetual Long-term
High Yield Fund	96,805,065	Perpetual Short-term
	249,534,619	Perpetual Long-term
High Yield Floating Rate Fund	31,451,966	Perpetual Short-term
	56,520,913	Perpetual Long-term
Strategic Income Fund	1,072,699,678	Perpetual Short-term
	677,867,817	Perpetual Long-term
Emerging Markets Debt Fund	8,366,346	Perpetual Short-term
	19,772,239	Perpetual Long-term
U.S. Mortgages Fund	624,154	Perpetual Short-term
	860,066	Perpetual Long-term
Investment Grade Credit Fund	2,219,246	Perpetual Short-term
	2,558,184	Perpetual Long-term
Inflation Protected Securities Fund	10,058,885	Perpetual Long-term
Local Emerging Markets Debt Fund	99,873,395	Perpetual Short-term
	34,960,880	Perpetual Long-term
Long Short Credit Strategies Fund	16,383,198	Perpetual Short-term
	2,219,572	Perpetual Long-term

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.

The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes that is treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized by the Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.

Certain Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund will generally qualify to file an election with the IRS pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received)

their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Eligible Funds may or may not make this election for any particular taxable year. Ineligible Funds, and Funds that do not make the election, will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

If a Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if a Fund makes the election referred to above.

If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, and certain other limitations, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by a Fund.

Shareholders who are not liable for U.S. federal income taxes, including tax exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign income taxes paid by the Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income”. In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

A Fund’s investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.

Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, cap and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders.

Taxable U.S. Shareholders — Distributions

Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice to its shareholders after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.

The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.

All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, distributions to noncorporate shareholders attributable to dividends received by the

Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Funds generally will not qualify for taxation at the lower rate because the Funds generally will be earning interest rather than dividend income. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders — Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information Reporting and Backup Withholding

Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 28% in the case of exempt recipients that fail to certify to the Funds that they are not subject to withholding, non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Global Income Fund, Local Emerging Markets Debt Fund, Emerging Markets Debt Fund or Total Emerging Markets Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under a provision recently made permanent by Congress, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

State and Local Taxes

A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Advisers. For client accounts for which an Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the applicable Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Advisers have developed customized proxy voting guidelines (the “Guidelines”) that they generally apply when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Advisers generally consider important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with each Investment Adviser’s guiding principles.

The Investment Advisers have retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Advisers’ policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Advisers’ portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Advisers may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Advisers currently receive from the Proxy Service.

GSAM and GSAMI conduct periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Advisers may face regulatory, compliance, legal or logistical limits with respect to voting securities that they may purchase or hold for client accounts, which can affect the applicable Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. Each Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Advisers make on behalf of a client account. These policies and procedures include the Investment Advisers’ use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between each Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.gsamfunds.com without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Advisers, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 or Class P Shares. These payments (“Additional Payments”) are made out of the Investment Advisers’, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Advisers, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the Intermediaries as described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Funds and/or sale of shares of the Funds. In addition, the Investment Advisers, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Advisers, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Advisers, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Advisers and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Advisers, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Advisers, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisers to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Funds and when considering which share class is most appropriate for you.

For the year ended December 31, 2016, the Investment Advisers, Distributor and their affiliates made Additional Payments out of their own assets to approximately 184 Intermediaries, totaling approximately $163 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Trust II. During the year ended December 31, 2016, the Investment Advisers, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2016 are not reflected. Additional Intermediaries may receive payments in 2017 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker-Dealer, Inc.

ADP LLC

ADP, Inc.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Amalga Trust Company

Amalgamated Bank of Chicago

American Enterprise Investment Services, Inc. (AEIS)

American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Associated Trust Company, N.A.

Associated Investment Services, Inc.

AXA Equitable Life Insurance Company

Banc of America Securities LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bankers Trust Company

BB&T Capital Markets

BMO Harris Bank N.A.

BMO Nesbitt Burns

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co.

Cetera Financial Group

C.M. Life Insurance Company

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc.

Citibank N.A.

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

CME Shareholder Servicing LLC

Comerica Bank

Comerica Securities, Inc.

Commerce Bank, N.A.

Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company

Commonwealth Equity Services, Inc. dba Commonwealth Financial Network

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

Directed Account Plan Board of Directors

Dubuque Bank & Trust

E*Trade Clearing LLC

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fifth Third Bank

Fifth Third Securities Inc.

First Hawaiian Bank

First National Bank of Omaha

Forethought Life Insurance Company

Fulton Bank, N.A.

Fulton Financial Advisors, National Association

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

Genworth Life Insurance Company of New York

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Company

Hazeltree Fund Services, Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank U.S.A., N.A.

Hunt, Dupree & Rhine

ICMA RC-Services, LLC

ICMA Retirement Corporation

Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Invesmart, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities LLC

Jefferson National Life Insurance Company

Jefferson Pilot Financial Insurance Company

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

JPMorgan Securities, Inc. (JPMSI)

Key Bank N.A.

LaSalle Bank, N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

LPL Financial Corporation

M&T Bank

M&T Securities, Inc.

Massachusetts Mutual Life Insurance Company

MassMutual Retirement Services, LLC

McCready and Keene, Inc.

Mellon Bank, N.A.

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Midland National Life Insurance Company

Minnesota Life Insurance Company

MML Distributors, LLC

Morgan Stanley Smith Barney LLC

Morgan Stanley & Co. LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

My Treasury Limited

National Financial Services LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Group, Inc.

Newport Retirement Services, Inc.

Oppenheimer & Co. Inc.

Pershing LLC

PNC Bank, N.A.

PNC Capital Markets LLC

Principal Life Insurance Company

Protective Life Insurance Company

PruCo Life Insurance Company

PruCo Life Insurance Company of New Jersey

Raymond James & Associates, Inc.

Raymond James Financial Services

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

RiverSource Life Insurance Company

RiverSource Life Insurance Co. of New York

Robert W. Baird & Co. Incorporated

Scott & Stringfellow

Security Benefit Life Insurance Company

Security Distributors, Inc.

Signature Bank

Silicon Valley Bank

State Street Bank and Trust Company

State Street Bank Global Markets, LLC

SunGard Institutional Brokerage, Inc.

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

Sun Trust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade Clearing, Inc.

TD Bank National Association

Teachers Insurance and Annuity Association of America

The Glenmede Trust Company N.A.

The Guardian Insurance & Annuity Company, Inc.

The Lincoln National Life Insurance Company

The Ohio National Life Insurance Company

The Prudential Insurance Company of America

The Travelers Insurance Company

The Travelers Life and Annuity Company

The United States Life Insurance Company in the City of New York

The Vanguard Group, Inc.

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Transamerica Retirement Solutions Corporation

Treasury Curve, LLC

Trustmark National Bank

U.S. Bank National Association

U.S. Fiduciary Services, Inc.

UBS Financial Services Inc.

Union Bank, N.A.

United of Omaha Life Insurance Company

US Bank, N.A.

VALIC Retirement Services Company

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Corporate Trust Services, a division of Wells Fargo Bank N.A.

Zions Bank

Zurich American Life Insurance Company

Your Authorized Dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Advisers, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Advisers, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Advisers, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Advisers have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither a Fund nor its Investment Advisers, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisers’ legal or compliance department. Disclosure to providers of auditing, custody and proxy voting services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. However, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ financial printer—Donnelley Financial Solutions Inc., and the Funds’ proxy voting service—ISS. KPMG LLP, an investor in Core Fixed Income Fund and High Yield Fund, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Funds included in this SAI may provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. In addition, the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of

July 28, 2017, the broker-dealers receiving this information were as follows: Barclays, BB&T Capital Markets, Belle Haven Instruments, BMO Capital Markets GKST, Inc., Brean Capital LLC, Brownstone, Cabrera Capital Markets, LLC, Citigroup Global Markets, Inc., Crews & Associates, Inc., DA Davidson & Co., Dougherty & Company, LLC, George K. Baum & Company, Guggenheim Securities LLC, Hapoalim Securities USA, Inc., Herbert J. Sims & Co., Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, JP Morgan Securities, LLC, Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow, Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Jaffray, PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James Financial Services Inc., RBC Capital Markets, R. Seelaus & Co., Inc., Hilltop Securities (a.k.a. Southwest Securities, Inc.), Stephens Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, TD Securities, LLC, US Bancorp, William Blair & Company and Ziegler Capital. In providing this information, reasonable precautions (including, but not limited to a non-disclosure agreement), including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

The Funds described in this SAI currently intend on the Trust’s website (http://www.gsamfunds.com) to publish complete portfolio holdings as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly subject to a fifteen calendar day lag. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics and other information (other than portfolio holdings information) may be available on a daily basis by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R, Investor and Class T Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders).

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of April 20, 2018, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Disclosure of Current NAV Per Share

Each Fund’s current NAV per share is available through the Funds’ website at www.GSAMFUNDS.com or by contacting the Funds at 1-800-526-7384.

Miscellaneous

A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any distributions paid by the Funds are reflected in account statements from the transfer agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The transfer agent may from time to time receive notice that an Intermediary or other financial intermediary has received a purchase, redemption or exchange order for a large trade in a Fund’s shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

As of March 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. Moreover, under the credit facility, certain Funds are subject to additional restrictions on borrowing. For example, each of the High Yield Floating Rate Fund and Long Short Credit Strategies Fund may not borrow in amounts exceeding 20% of the Fund’s total assets (including amount of borrowings). This limitation is more restrictive than that permitted under the Act. During the fiscal year ended March 31, 2017, the Funds did not have any borrowings under the facility.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s Annual Report and unaudited financial statements contained in each Fund’s 2017 Semi-Annual Report are hereby incorporated by reference. Audited financial statements for Class P Shares will be included in the Funds’ Annual Report when the Class has completed its first annual period. The audited financial statements in each Fund’s 2017 Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2017 Annual Report and Semi-Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of each Fund’s Prospectus. No other portions of the Funds’ Annual Report are incorporated herein by reference.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,

EXCHANGES AND DIVIDENDS

(Class A Shares, Class C Shares and Class T Shares Only)

The following information supplements the information in each Fund’s Prospectus under the captions “Shareholder Guide” and “Distributions.” Please see the Prospectuses for more complete information.

Other Purchase Information/Sales Charge Waivers

The sales charge waivers on the Funds’ shares described in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” in the Prospectuses are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

If shares of a Fund are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in an account with one Intermediary to an account with another Intermediary or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.

Right of Accumulation — (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, for certain Funds, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to purchases of $100,000 or more for certain of the Funds). Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s or group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.

Statement of Intention — (Class A)

If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Enhanced Income Fund, Short Duration Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund and Short Duration Tax-Free Fund), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.

Cross-Reinvestment of Distributions

Shareholders may receive distributions in additional shares of the same class of the Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of a Fund.

A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest distributions will not affect the tax treatment of such distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Intermediaries after the shares have been held for one year. When an Intermediary enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Intermediary’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative NAV without a sales charge in recognition of the reduced payment to the Intermediary.

Exchanges from Collective Investment Trusts to Goldman Sachs Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the transfer agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at NAV. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A and Class C Shares. The CDSC applicable to Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the transfer agent.

Offering Price of Class A Shares

Class A Shares of High Yield Fund, Emerging Markets Debt Fund, High Yield Municipal Fund, Local Emerging Markets Debt Fund and Total Emerging Markets Income Fund are sold at a maximum sales charge of 4.50%; Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Global Income Fund, U.S. Mortgages Fund, Strategic Income Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund at 3.75%; High Yield Floating Rate Fund at 2.25%; and Enhanced Income Fund, Short Duration Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund and Short Duration Tax-Free Fund at 1.50%. Using the NAV as of March 31, 2017 and the maximum sales charge in effect as of July 28, 2017, the maximum offering price of the Class A shares of each Fund’s shares would be as follows:

Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Enhanced Income Fund	$9.44	1.50%	$9.58
Short Duration Income Fund	9.96	1.50	10.11
High Quality Floating Rate Fund	8.72	1.50	8.85
Short Duration Government Fund	9.99	1.50	10.14
Short Duration Tax-Free Fund	10.52	1.50	10.68
High Yield Floating Rate Fund	9.72	2.25	9.94
Strategic Income Fund	9.70	3.75	10.08
Government Income Fund	14.64	3.75	15.21
Dynamic Municipal Income Fund	15.46	3.75	16.06
Core Fixed Income Fund	10.40	3.75	10.81
Global Income Fund	12.21	3.75	12.69
U.S. Mortgages Fund	10.45	3.75	10.86
Investment Grade Credit Fund	9.06	3.75	9.41
Bond Fund	10.14	3.75	10.54
Inflation Protected Securities Fund	10.44	3.75	10.85
High Yield Municipal Fund	9.35	4.50	9.79
High Yield Fund	6.57	4.50	6.88
Emerging Markets Debt Fund	12.73	4.50	13.33
Local Emerging Markets Debt Fund	6.38	4.50	6.68
Total Emerging Markets Income Fund	8.48	4.50	8.88
Long Short Credit Strategies Fund	9.45	3.75	9.82

Class T Shares of each Fund are sold with a maximum sales charge of 2.50%. Class T Shares have not commenced operations as of the date of this SAI, so the maximum offering price is not shown.

The actual sales charge that is paid by an investor on the purchase of Class A or Class T Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales charge disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (e.g., 4.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales charge paid by an investor may be somewhat greater (4.53%) or somewhat lesser (4.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.

DISTRIBUTION AND SERVICE PLANS

(Class A Shares, Class C Shares, Class R Shares and Class T Shares Only)

Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class C, Class R and Class T Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectuses. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class C, Class R or Class T Shares when investing in the Funds. In addition, the distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

The Plans for each applicable Fund’s Class A, Class C, Class R and Class T Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 14-15, 2017.

The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.50% and 0.25% per annum of a Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T Shares, respectively, of such Fund.

Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class C Shares. With respect to Class A, Class R and Class T Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

As of July 28, 2017, Goldman Sachs has agreed not to impose a portion of the distribution and service fees, pursuant to the Plans, equal to 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Government Fund and Short Duration Income Fund. These arrangements will remain in effect through at least April 20, 2019, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

As of April 20, 2018, Goldman Sachs has agreed not to impose a portion of the distribution and service fees, pursuant to the Plans, equal to 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in effect through at least April 20, 2019, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. This waiver may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSCs (as applicable) on Class A, Class C, Class R and Class T Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A, Class C, Class R and Class T Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class C, Class R and Class T Shares.

Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class C, Class R and Class T Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

The Plans will remain in effect until June 30, 2018 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class C, Class R or Class T Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-

distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C, Class R or Class T Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class C, Class R or Class T shareholders.

For the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class A Plan:

Fund	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Enhanced Income Fund[1]	$86,756	$84,846	$102,307
High Quality Floating Rate Fund[2]	25,959	36,347	77,579
Short Duration Government Fund[3]	397,255	501,879	618,810
Short Duration Tax-Free Fund	348,931	404,219	523,722
Government Income Fund	378,013	416,106	464,273
Dynamic Municipal Income Fund	526,437	418,931	404,300
Core Fixed Income Fund	355,855	360,394	356,066
Short Duration Income Fund[4]	19,892	15,642	8,363
Global Income Fund[5]	401,751	170,403	151,463
High Yield Municipal Fund	642,098	642,086	660,001
High Yield Fund	812,792	953,241	1,191,624
High Yield Floating Rate Fund	19,312	27,274	30,523
Strategic Income Fund[6]	2,447,327	5,058,888	8,270,607
Emerging Markets Debt Fund	322,673	248,982	243,036
U.S. Mortgages Fund	123,042	84,996	24,704
Investment Grade Credit Fund	75,212	69,615	65,606
Bond Fund[7]	319,505	291,971	132,037
Inflation Protected Securities Fund	144,561	91,757	98,285
Local Emerging Markets Debt Fund	260,781	414,229	263,451
Total Emerging Markets Income Fund	678	1,513	655
Long Short Credit Strategies Fund[8]	31,158	21,310	9,961

[1]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Enhanced Income Fund would have been $85,133 and $104,348, respectively, for the fiscal years ended March 31, 2016 and March 31, 2015.
[2]	Absent fee waiver arrangements then in effect, the distribution and service fees payable by the High Quality Floating Rate Fund would have been $36,451 and $92,517, respectively, for the fiscal years ended March 31, 2016 and, March 31, 2015.
[3]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Short Duration Government Fund would have been $502,343 for the fiscal year ended March 31, 2016.
[4]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Short Duration Income Fund would have been $8,464 for the fiscal year ended March 31, 2015.
[5]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Global Income Fund would have been $404,258 for the fiscal year ended March 31, 2017.
[6]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Strategic Income Fund would have been $2,544,460 for the fiscal year ended March 31, 2017.
[7]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Bond Fund would have been $320,587 for the fiscal year ended March 31, 2017.
[8]	Absent fee waiver arrangements then in effect, the distribution and service fees payable by the Long Short Credit Strategies Fund would have been $10,235 for the fiscal year ended March 31, 2015. Class A Shares of the Fund commenced operations on April 30, 2014.

During the fiscal year ended March 31, 2017, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan on behalf of the Funds:

Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
High Yield Municipal Fund	$643,755	$233,505	$128,378	$10,064	$25,362	$1,041,064

Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Dynamic Municipal Income Fund	520,861	126,707	71,615	5,614	14,148	738,945
Short Duration Tax-Free Fund	353,614	100,281	55,382	4,341	10,941	524,559
Enhanced Income Fund	87,908	9,465	6,016	472	1,189	105,049
Government Income Fund	371,347	57,812	35,349	2,771	6,983	474,262
Inflation Protected Securities Fund	142,176	22,541	14,921	1,170	2,948	183,755
Short Duration Government Fund	398,338	73,078	39,585	3,103	7,820	521,925
High Quality Floating Rate Fund	25,027	1,995	1,345	105	266	28,738
Short Duration Income Fund	19,906	1,284	889	70	176	22,325
Emerging Markets Debt Fund	325,213	271,557	133,624	10,475	26,398	767,267
High Yield Fund	809,512	356,308	180,941	14,184	35,746	1,396,691
Investment Grade Credit Fund	73,977	5,301	3,575	280	706	83,840
Total Emerging Markets Income Fund	708	205	202	16	40	1,171
Local Emerging Markets Debt Fund	285,255	60,613	32,826	2,573	6,485	387,752
U.S. Mortgages Fund	125,605	43,016	22,431	1,758	4,431	197,242
High Yield Floating Rate Fund	17,968	12,495	6,155	482	1,216	38,316
Core Fixed Income Fund	351,792	33,295	20,436	1,602	4,037	411,163
Bond Fund	322,356	46,975	28,111	2,204	5,554	405,200
Global Income Fund	404,331	234,550	115,427	9,049	22,804	786,161
Strategic Income Fund	2,586,375	923,427	479,843	37,616	94,797	4,122,057
Long Short Credit Strategies Fund	29,856	31,698	16,801	1,317	3,319	82,990

*	Reflects rounding
[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of eighteen months; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class C Plan:

Fund[1]	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Short Duration Government Fund[2]	$316,234	$207,903	$424,368
Short Duration Tax-Free Fund[2]	187,300	216,891	250,358
Government Income Fund	104,000	118,974	139,627
Dynamic Municipal Income Fund	384,783	249,307	208,648
Core Fixed Income Fund	184,417	187,033	196,932
Short Duration Income Fund [2]	10,108	5,580	8,515
Global Income Fund[2]	196,267	71,284	52,988
High Yield Municipal Fund	730,794	745,426	802,512
High Yield Fund	510,569	607,297	806,382
High Yield Floating Rate Fund	21,068	18,412	21,968
Strategic Income Fund[2]	5,249,417	9,116,152	11,566,913
Emerging Markets Debt Fund	302,954	286,250	321,951
Bond Fund[2]	203,075	130,484	87,705
Inflation Protected Securities Fund	66,928	72,325	94,146
Local Emerging Markets Debt Fund	62,991	75,160	143,689
Total Emerging Markets Income Fund	682	496	986
Long Short Credit Strategies Fund[3]	24,254	13,028	5,239

[1]	Enhanced Income Fund, High Quality Floating Rate Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class C Shares.
[2]	Absent fee waiver arrangements then in effect, the distribution and service fees payable by the Short Duration Government Fund would have been $343,715 for the fiscal year ended March 31, 2016; the distribution and service fees payable by the Short Duration Tax-Free Fund would have been $288,153, $333,678 and $385,165, respectively, for the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015; the distribution and service fees payable by the Short Duration Income Fund would have been $8,584 and $11,599, respectively, for the fiscal years ended March 31, 2016 and March 31, 2015; the distribution and service fees payable by the Global Income Fund would have been $204,241 for the fiscal year ended March 31, 2017; the distribution and service fees payable by the Strategic Income Fund would have been $5,683,436 for the fiscal year ended March 31, 2017; and the distribution and service fees payable by the Bond Fund would have been $204,176 for the fiscal year ended March 31, 2017.
[3]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Long Short Credit Strategies Fund would have been $13,028 and $5,312, respectively, for the fiscal years ended March 31, 2016 and March 31, 2015. Class C Shares of the Fund commenced operations on April 30, 2014.

During the fiscal year ended March 31, 2017, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each of the following Funds:

Fund	Compensation to Dealer[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
High Yield Municipal Fund	$668,748	$123,257	$69,496	$5,448	$13,729	$880,679
Dynamic Municipal Income Fund	251,431	71,457	40,104	3,144	7,923	374,059
Short Duration Tax-Free Fund	180,742	23,396	13,190	1,034	2,606	220,967
Government Income Fund	88,864	10,877	6,185	485	1,222	107,633
Inflation Protected Securities Fund	57,547	5,365	3,320	260	656	67,148
Short Duration Government Fund	193,471	30,980	17,017	1,334	3,362	246,163
Emerging Markets Debt Fund	239,197	72,765	39,475	3,095	7,799	362,330
High Yield Fund	487,817	93,289	50,729	3,977	10,022	645,834
High Yield Floating Rate Fund	18,587	3,317	1,582	124	312	23,922
Strategic Income Fund	5,561,566	559,919	310,139	24,312	61,270	6,517,207
Local Emerging Markets Debt Fund	55,488	9,232	4,976	390	983	71,070
Core Fixed Income Fund	146,128	23,698	13,634	1,069	2,694	187,222
Bond Fund	144,068	31,890	17,957	1,408	3.548	198,869
Short Duration Income Fund	6,472	1,117	585	46	116	8,336
Global Income Fund	92,019	61,132	31,263	2,451	6,176	193,041
Total Emerging Markets Income Fund	499	24	24	2	5	554
Long Short Credit Strategies Fund	15,084	6,656	3,954	310	781	26,786

*	Reflects rounding
[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class R Plan:

Fund[1]	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Government Income Fund	$106,323	$110,212	$109,523
Core Fixed Income Fund	43,537	7,511	3,722
Short Duration Income Fund	138	70	51
Inflation Protected Securities Fund	71,107	39,620	7,737
High Yield Fund	75,045	81,424	89,280
High Yield Floating Rate Fund	58	55	55
Strategic Income Fund[2]	44,414	49,709	38,449
Bond Fund[2]	99,558	27,200	496
Total Emerging Markets Income Fund	119	111	122
Long Short Credit Strategies Fund[3]	172	164	121

[1]	Enhanced Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class R Shares.
[2]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Strategic Income Fund would have been $47,655 for the fiscal year ended March 31, 2017; and the distribution and service fees payable by the Bond Fund would have been $100,051 for the fiscal year ended March 31, 2017.
[3]	Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Long Short Credit Strategies Fund would have been $123 for the fiscal year ended March 31, 2015. Class A, Class C, Investor and Class R Shares of the Fund commenced operations on April 30, 2014.

During the fiscal year ended March 31, 2017, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan on behalf of each of the following Funds:

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Core Fixed Income Fund	$42,638	$2,071	$1,246	$98	$246	$46,300
Government Income Fund	105,796	6,275	3,833	301	757	116,963
High Yield Fund	74,431	7,447	3,817	299	754	86,748
High Yield Floating Rate Fund	0	0	0	0	0	0
Strategic Income Fund	46,696	6,129	3,325	261	657	57,069
Bond Fund	99,606	18,595	11,139	873	2,201	132,414
Short Duration Income Fund	92	1	1	0	0	95
Inflation Protected Securities Fund	71,840	1,569	1,437	113	284	75,243
Total Emerging Markets Income Fund	0	14	14	1	3	32
Long Short Credit Strategies Fund	49	5	7	1	1	62

*	Reflects rounding

Class T Shares have not commenced operations as of the date of this SAI, so distribution and service fees and expenses in connection with distribution are not shown.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

(Service Shares Only)

Each Fund that offers Service Shares has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Intermediaries for providing personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund will enter into agreements with Intermediaries which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements, the Intermediaries may perform some or all of the following services:

(a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Intermediary’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Intermediary’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Intermediary.

(b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Intermediary’s customers; (ii) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Intermediary’s customers by or through the Intermediary; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.

As compensation for such services, a Fund will pay each Intermediary a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Intermediary.

The amount of the service and shareholder administration fees paid by each Fund then in existence to Intermediaries pursuant to the Plans was as follows for the fiscal years ended March 31, 2017, March 31, 2016 and March 31, 2015:

Fund[1]	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
High Quality Floating Rate Fund	$2,474	$1,384	$896

Short Duration Government Fund	139,928	162,064	182,066
Short Duration Tax-Free Fund	1,240	750	592
Government Income Fund	282,972	272,118	269,702
Dynamic Municipal Income Fund	180	188	192
Core Fixed Income Fund	7,896	9,252	8,380
Global Income Fund	16,576	3,832	1,114
High Yield Fund	68,036	81,804	83,686
Bond Fund	6,012	342	74

[1]	Enhanced Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Short Duration Income Fund, Strategic Income Fund, Inflation Protected Securities Fund, Total Emerging Markets Income Fund and Long Short Credit Strategies Fund currently do not offer Service Shares.

The Funds offering Service Shares have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Intermediaries pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the service plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to an Intermediary’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund’s Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 14-15, 2017. The Plans and Service Agreements will remain in effect until June 30, 2018, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Governance and Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.

During the fiscal year ended March 31, 2017, Goldman Sachs incurred the following expenses in connection with distribution under the Service Plan of each of the following Funds with Service Shares:

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
High Quality Floating Rate Fund	$0	$34	$33	$3	$6	$76
Short Duration Government Fund	0	21,740	10,799	847	2,133	35,518
Short Duration Tax-Free Fund	0	1	1	0	0	3
Government Income Fund	0	22,952	13,552	1,062	2,688	40,243

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Dynamic Municipal Income Fund	0	1	1	0	0	3
Core Fixed Income Fund	0	81	65	5	13	164
Bond Fund	0	135	89	7	18	248
Global Income Fund	0	4,263	2,047	160	404	6,874
High Yield Fund	0	9,376	4,989	391	986	15,742

*	Reflects rounding

ADMINISTRATION PLAN

(Administration Shares Only)

The Enhanced Income Fund has adopted an administration plan (the “Plan”) with respect to its Administration Shares which authorizes it to compensate Intermediaries for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plan, the Fund enters into agreements with Intermediaries which purchase Administration Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Intermediaries may agree to perform some or all of the following services: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares of the Fund; (c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (e) issue, or assist in issuing, confirmations for transactions in shares by customers. As compensation for such services, the Fund will pay each Intermediary an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Intermediary.

For the fiscal year ended March 31, 2017, the Enhanced Income Fund’s Administration Shares paid $406 under the plan, and for the fiscal years ended March 31, 2016 and March 31, 2015, the Enhanced Income Fund’s Administration Shares did not pay any fees under the Plan.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to an Intermediary’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on June 16, 2017. The Plan and Service Agreements will remain in effect until June 30, 2017 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

Unless approved by the Board of Trustees in the manner described above, the Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made. The Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Administration Shares.

During the fiscal year ended March 31, 2017, Goldman Sachs incurred the following expenses in connection with distribution under the Administration Plan of the Enhanced Income Fund as follows:

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Enhanced Income Fund	$0	$7	$7	$1	$1	$16

*	Reflects rounding

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2017, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:

Goldman Sachs Enhanced Income Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	70.12%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	73.40%
Investor	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn. Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	16.69%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	8.35%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	71.22%*
Institutional	National Grid Insurance USA Ltd, 1 Metrotech Center, Brooklyn NY 11201-3948	7.54%
Institutional	Hofstra University, 100 B Phillips Hall, Attn Treasury Operations, 128 Hofstra University, Hempstead, NY 11549-1280	6.96%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.79%
Administration	MG Trust Company Cust FBO Condley And Company, 717 17th St Ste 1300, Denver, CO 80202-3304	47.68%
Administration	MG Trust Company Cust. FBO Mccannon Tyler & Associates, L 700 17th Street Suite 300 Denver, CO 80202-3531	30.27%
Administration	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15.57%
Administration	Mid Atlantic Trust Company FBO Maryland Financial Investors 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525, Pittsburgh PA 15222-4228	6.11%
Class R6	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Goldman Sachs High Quality Floating Rate Fund

Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	24.22%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	19.13%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	12.87%

Goldman Sachs High Quality Floating Rate Fund

Class	Name/Address	Percentage of Class
Class A	Nationwide Trust Co, c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	10.17%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.34%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	54.01%
Investor	Ascensus Trust Company, P.O. Box 10758, Fargo ND 58106-0758	19.45%
Investor	TD Ameritrade Trust Company, PO Box 17748, Denver CO 80217-0748	9.61%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	9.40%
Service	Devon Bank, Attn. Trust Operations, 6445 N Western Ave Ste 300, Chicago, IL 60645-5494	73.95%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	24.27%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	94.37%*
Class R6	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Goldman Sachs Short Duration Government Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	27.87%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	9.37%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	8.66%
Class A	Nationwide Trust Co, c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	8.57%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	7.15%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	5.43%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	27.37%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	19.23%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	12.17%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	7.30%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	5.66%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.34%
Investor	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn. Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	25.18%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	24.47%
Investor	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	23.15%

Goldman Sachs Short Duration Government Fund

Class	Name/Address	Percentage of Class
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	17.55%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	59.21%
Service	Devon Bank, Attn. Trust Operations, 6445 N Western Ave Ste 300, Chicago, IL 60645-5494	11.26%
Service	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	10.44%
Service	Emjay Corporation Custodian Fbo Plans Of Great West Financial 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	6.90%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	54.59%*
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	8.51%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	6.39%
Institutional	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	6.11%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.71%
Class R6	SEI Private Trust Company C/O Johnson Bank Ets Id 243 Attn Mutual Funds Administrator One Freedom Valley Drive Oaks PA 19456-9989	98.93%

Goldman Sachs Short Duration Tax-Free Fund

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	23.18%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	18.17%
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	17.90%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	13.11%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	7.19%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	6.87%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	25.44%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	21.25%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	14.48%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	13.26%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	7.72%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	5.43%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	67.21%

Goldman Sachs Short Duration Tax-Free Fund

Class	Name/Address	Percentage of Class
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	21.29%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	8.47%
Service	Devon Bank, Attn. Trust Operations, 6445 N Western Ave Ste 300, Chicago, IL 60645-5494	44.21%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	35.64%
Service	Mehran Bajoghli, McLean VA 22102-2040	16.87%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	79.41%*
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	7.84%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	7.36%

Goldman Sachs Government Income Fund

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	18.37%
Class A	Hartford Life Insurance Co, Separate Account 401, 1 Griffin Rd N Windsor CT 06095-1512	17.89%
Class A	Matrix Trust Co Ttee FBO Meek Lumber Co Retirement Plan, Po Box 52129, Phoenix, AZ 85072-2129	5.74%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.10%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	5.09%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	20.96%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	10.84%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	8.64%
Class C	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	8.39%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	5.61%
Class R	Hartford Life Insurance Co, Separate Account 401, 1 Griffin Rd N Windsor CT 06095-1512	64.95%
Class R	Mass Mutual Life Insurance Co, 1295 State St, Springfield, MA 01111-0001	10.31%
Class R	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of It’s Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	8.57%
Class R	Reliance Trust Co., Custodian Fbo MassMutual Omnibus Pe Po Box 28004, Atlanta GA 30358-0004	5.82%
Class R	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.44%
Investor	Lincoln Retirement Services Company FBO 401 K PLAN PO BOX 7876, Fort Wayne IN 46801-7876	37.75%

Goldman Sachs Government Income Fund

Class	Name/Address	Percentage of Class
Investor	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	30.80%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	20.13%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.29%
Service	UMB Bank NA FBO Fiduciary For Tax Deferred Acct 1 SW Security Benefit Pl Topeka KS 66636-1000	25.40%
Service	UMB Bank NA FBO Fiduciary For Tax Deferred Acct 1 SW Security Benefit Pl Topeka KS 66636-1000	25.21%
Service	Hartford Life Insurance Co, Separate Account, 200 Hopmeadow St, Weatogue CT 06089-9793	18.25%
Service	Devon Bank, Attn. Trust Operations, 6445 N Western Ave Ste 300, Chicago, IL 60645-5494	11.21%
Service	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	7.94%
Service	Security Benefit Life Insurance Co, SBL Variable Annuity Acct Xiv, 1 Sw Security Benefit Pl, Topeka KS 66636-1000	5.83%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	26.80%
Institutional	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	15.33%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	12.40%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	10.00%
Institutional	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	9.36%
Institutional	Wells Fargo Bank Fbo Various Retirement Plans, 1525 West Wt Harris Blvd Charlotte NC 28288-1076	5.48%
Class R6	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	74.91%
Class R6	SEI Private Trust Company, C/O Johnson Bank Ets Id 243, Attn Mutual Funds Administrator, One Freedom Valley Drive, Oaks PA 19456-9989	9.38%
Class R6	Reliance Trust Company Fbo Conway Macken P.O. Box 48529 Atlanta GA 30362-1529	6.93%

Goldman Sachs Dynamic Municipal Income Fund

Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	21.04%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	18.04%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	9.70%
Class A	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	7.34%

Goldman Sachs Dynamic Municipal Income Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	6.46%
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	6.39%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	6.34%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.85%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	5.63%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	29.02%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	16.56%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	14.65%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	8.19%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	7.08%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	6.68%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	35.55%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego CA 92121-3091	24.44%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	19.01%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15.96%
Service	TCA Trustcorp America, 5301 Wisconsin Ave NW, Fourth Floor, Washington DC 20015-2047	55.61%
Service	RBC Capital Markets LLC, Mutual Fund Omnibus Processing Omnibus, Attn Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis MN 55402-4413	34.73%
Service	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	9.66%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	55.73%*
Institutional	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	7.94%
Institutional	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	7.20%
Institutional	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	6.28%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.28%

Goldman Sachs U.S. Mortgages Fund

Class	Name/Address	Percentage of Class
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	36.19%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	27.20%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	5.92%

Goldman Sachs U.S. Mortgages Fund

Class	Name/Address	Percentage of Class
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	85.67%*
Investor	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	6.30%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.30%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	19.92%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	11.41%
Separate Account	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	6.15%
Separate Account	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	5.37%
Separate Account	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	5.27%
Class R6	Great-West Trust Company LLC Ttee F, Employee Benefits Clients 401k, 8515 E Orchard Rd 2T2, Greenwood Village CO 80111-5002	92.35%
Class R6	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.45%

Goldman Sachs Core Fixed Income Fund

Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	38.65%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.41%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	5.77%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	18.76%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	12.60%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	11.15%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego CA 92121-3091	6.19%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	5.39%
Class R	State Street Bank And Tr Ttee/Cust FBO ADP Access Product, 1 Lincoln St, Boston MA 02111-2900	79.97%
Class R	D Leblanc & W B Mcmakin Ttee FBO PPL Motor Homes 401K, c/o Fascore LLC, 8515 E Orchard Rd # 2T2, Greenwood Vlg CO 80111-5002	7.98%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	83.86%
Investor	PIMS/Prudential Retirement As Nominee For The Ttee/Cust Pl 719 Sloan Valve Company Savings And 10500 Seymour Ave Franklin Park IL 60131-1212	9.53%
Service	TCA Trustcorp America, 5301 Wisconsin Ave Nw Ste 450, Washington DC 20015-2047	56.46%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	19.32%
Service	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	14.14%

Goldman Sachs Core Fixed Income Fund

Class	Name/Address	Percentage of Class
Service	Fulton Bank, NA FBO Consolidated School Of Business PO Box 3215 Lancaster, PA 17604-3215	6.75%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	70.59%*
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	20.53%
Class R6	Reliance Trust Company FBO Meade Lexus, P.O. Box 48529, Atlanta GA 30362-1529	96.52%

Goldman Sachs Bond Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	47.89%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	10.84%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	6.45%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	17.62%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	16.09%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	11.92%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	10.85%
Class C	Ascensus Trust Company FBO Associates In Hearing Inc Ps Plan PO Box 10758, Fargo ND 58106-0758	6.81%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.07%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	6.01%
Class R	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	66.48%
Class R	Mass Mutual Life Insurance Co, 1295 State St, Springfield, MA 01111-0001	16.47%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	47.78%
Investor	PIMS/Prudential Retirement As Nominee For The Ttee/Cust Pl 767 Retirement Plan For Employees Of 5550 Peachtree Pkwy Ste 500 Norcross, GA 30092-2555	16.02%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	11.45%
Investor	Great West Trust Co LLC, FBO Recordkeeping For Various, Benefit Pl Omniputnam, 8515 E Orchard Rd # 2T2, Greenwood Vlg CO 80111-5002	10.41%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.35%
Service	John Hancock Trust Company Llc, 690 Canton St Suite 100 Westwood MA 02090-2324	70.73%
Service	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	25.37%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	27.74%

Goldman Sachs Bond Fund

Class	Name/Address	Percentage of Class
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	15.82%
Institutional	Voya Institutional Tr Co As Ttee, Custodian For Core Market Solutions, 30 Braintree Hill Office Park, Braintree MA 02184-8747	6.19%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	6.05%
Institutional	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd, Charlotte NC 28288-1076	5.62%
Class R6	State Street Bank And Trust Co As Custodian For MML FBO Its Clients Attn 1200 Crown Colony Dr, Quincy MA 02169-0938	37.49%
Class R6	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	11.46%
Class R6	PIMS/Prudential Retirement As Nominee For The Ttee/Cust Pl 820 CPP Corporation 1621 Euclid Ave Ste 1850 Cleveland OH 44115-2126	9.74%
Class R6	VRSCO FBO AIGFSB CUST TTEE FBO Minneapolis Public Schools 403b 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	7.98%
Class R6	VRSCO FBO AIGFSB CUST TTEE FBO COOP Schl Dist Of Gtr St Louis 403b 2727-A Allen Parkway, 4-D1, Houston TX 77019-2107	7.58%
Class R6	Great-West Trust Company LLC Ttee F Employee Benefits Clients 401k 8515 E Orchard Rd 2T2, Greenwood Village CO 80111-5002	7.33%
Class R6	FIIOC FBO Service Now 100 Magellan Way #KW1C Covington KY 41015-1999	5.56%

Goldman Sachs Short Duration Income Fund

Class	Name/Address	Percentage of Class
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	46.70%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	26.78%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.90%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.39%
Class A	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	5.15%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	31.80%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	15.13%
Class C	Ascensus Trust Company FBO East West Label Company, Inc. 401(K) P.O. BOX 10758, Fargo ND 58106-0758	13.66%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	9.87%
Class C	UMB Bank NA,Goldsboro Eye Clinic NDFI SIM-IRA, Charles S Zwerling, 2709 Medical Office Place, Goldsboro NC 27534-9458	7.35%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	6.43%
Class R	Mid Atlantic Trust Company FBO Chartis Consulting Corporation 401,1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	53.71%
Class R	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	26.23%
Class R	State Street Bank And Tr Ttee/Cust FBO ADP Access Product, 1 Lincoln St, Boston MA 02111-2900	10.54%

Goldman Sachs Short Duration Income Fund

Class	Name/Address	Percentage of Class
Class R	Ascensus Trust Company FBO J I Landis Welding & Mechanical, PO Box 10758, Fargo ND 58106-0758	9.40%
Investor	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn. Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	49.57%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	15.90%
Investor	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	12.86%
Investor	Matrix Trust Company Cust FBO Foley Bezek Behle & Curtis LLP DITA 401(K) Plan II 717 17th Street Suite 1300 Denver CO 80202-3304	9.37%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	6.33%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.34%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	88.60%
Class R6	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%

Goldman Sachs Investment Grade Credit Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	33.40%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	14.09%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	12.68%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	8.37%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	7.94%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	48.65%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	32.14%
Investor	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	7.58%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.58%
Service	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	5.95%
Service	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	5.63%
Service	Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West Street, New York NY 10282-2198	5.10%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	71.74%*
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	23.87%
Class R6	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	64.52%

Goldman Sachs Investment Grade Credit Fund

Class	Name/Address	Percentage of Class
Class R6	FIIOC, FBO Maloney Properties Inc 401k Plan, 100 Magellan Way #KW1C, Covington KY 41015-1999	22.33%
Class R6	FIIOC, FBO Golden Boys Promotions 401k Retirement Plan, 100 Magellan Way #KWIC, Covington KY 41015-1999	13.15%

Goldman Sachs Global Income Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	22.70%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	19.48%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15.28%
Class A	TD Ameritrade Inc., FEBO Clients, PO Box 2226, Omaha, NE 68103-2226	9.32%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	6.97%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	6.89%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	29.78%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	11.10%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	10.83%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	7.51%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	6.98%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	6.95%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	60.39%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	16.07%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	15.14%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	89.26%
Institutional	State Street Bank & Trust Co Cust Fbo Goldman Sachs Balanced Stgy, Omnibus A/C — Global Income Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 South Boston MA 02111-1888	26.94%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	17.46%
Institutional	State Street Bank & Trust Co Cust Fbo Goldman Sachs Balanced Stgy, Omnibus A/C — Global Income Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 South Boston MA 02111-1888	15.71%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	5.54%
Class R6	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	30.45%
Class R6	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	27.23%

Goldman Sachs Global Income Fund

Class R6	Great-West Trust Company Llc Ttee F Employee Benefits Clients 401k 8515 E Orchard Rd 2t2 Greenwood Village CO 80111-5002	13.87%
Class R6	PIMS/Prudential Retirement As Nominee For The Ttee/Cust Pl 008 Athene Savings & Retirement Plan 7700 Mills Civic Pkwy WDM IA 50266-3862	11.76%
Class R6	State Street Bank And Trust As Trustee And/Or Custodian Fbo Adp Access Product 1 Lincoln St Boston MA 02111-2901	8.08%

Goldman Sachs High Yield Municipal Fund

Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	23.07%
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	13.28%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	12.44%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of It’s Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	8.65%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	8.50%
Class A	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	7.04%
Class A	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	5.76%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	31.91%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	17.79%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of It’s Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	16.82%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	12.12%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	29.22%
Investor	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn. Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	28.22%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	17.39%
Investor	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	14.58%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	10.06%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	91.06%*

Goldman Sachs High Yield Fund

Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	21.19%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	9.88%
Class A	Hartford Life Insurance Co, Separate Account, 1 Griffin Rd N. Windsor CT 06095-1512	8.42%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	7.70%

Goldman Sachs High Yield Fund

Class	Name/Address	Percentage of Class
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	6.04%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	22.60%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	12.80%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	9.99%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	9.90%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	9.50%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	5.54%
Class C	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.52%
Class R	Hartford Life Insurance Co, Separate Account, 1 Griffin Rd N. Windsor CT 06095-1512	80.43%
Class R	Mass Mutual Life Insurance Co, 1295 State St, Springfield, MA 01111-0001	13.20%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	60.25%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	23.15%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	8.56%
Service	Hartford Life Insurance Co, Separate Account, 200 Hopmeadow St, Weatogue CT 06089-9793	53.44%
Service	Reliance Trust Company Fbo Massmutual Prem Po Box 28004, Atlanta GA 30358-0004	31.53%
Service	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	10.11%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	69.87%*
Institutional	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	5.26%
Class R6	Ascensus Trust Company FBO Contemporary Obstetrics & Gynecology, P.O. BOX 10758, Fargo, ND 58106-0758	41.24%
Class R6	Massachusetts Mutual Insurance, 1295 State Street, Boston, MA 01111-0001	28.55%
Class R6	Reliance Trust Company FBO TTGI 401k, P.O. Box 48529, Atlanta, GA 30362-1529	16.82%
Class R6	Alerus Financial FBO Mascoutah Equipment Co., Inc. 401(K)PO Box 64535, Saint Paul, MN 55164-0535	10.85%

Goldman Sachs High Yield Floating Rate Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	42.07%
Class A	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	15.80%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	11.57%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	11.10%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	37.56%

Goldman Sachs High Yield Floating Rate Fund

Class	Name/Address	Percentage of Class
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	15.14%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	11.14%
Class C	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	10.42%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	7.40%
Class R	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	100.00%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	41.44%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	38.43%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	17.34%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	85.60%*
Institutional	Goldman Sachs Tactical Tilt Implementation Fund, 200 West Street 36th Floor, New York, NY 10282-2102	8.83%

Goldman Sachs Strategic Income Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	29.57%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	11.86%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	10.90%
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	9.17%
Class A	TD Ameritrade Inc., FEBO Clients, PO Box 2226, Omaha, NE 68103-2226	6.70%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	6.50%
Class A	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	5.15%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	23.58%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	21.78%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	14.15%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	11.36%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	7.84%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	7.00%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego CA 92121-3091	5.18%

Goldman Sachs Strategic Income Fund

Class	Name/Address	Percentage of Class
Class R	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	31.34%
Class R	Ascensus Trust Company, FBO National Youth Advocate Program, PO Box 10758, Fargo, ND 58106-0758	13.77%
Class R	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	10.73%
Class R	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	9.05%
Class R	Mass Mutual Life Insurance Co, 1295 State St, Springfield, MA 01111-0001	8.35%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	51.35%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	15.89%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	13.79%
Investor	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn. Mutual Fund Ops Manager, 60 S 6th St Ste 700 # P08, Minneapolis, MN 55402-4413	5.72%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	19.90%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	14.00%
Institutional	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	12.03%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	10.38%
Institutional	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of It’s Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	7.09%
Institutional	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	6.12%
Class R6	Principal Securities, Inc., DCGT as Ttee and/or Cust, FBO Superior Officers Council Cust Inv Fof Attn. Npio Trade Desk, 711 High St, Des Moines, IA 50392-0001	94.94%

Goldman Sachs Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	43.38%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	11.59%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr., San Diego CA 92121-3091	7.50%
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	7.45%
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	5.87%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	5.31%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	22.40%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	20.30%

Goldman Sachs Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	11.15%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	9.40%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	9.19%
Class C	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	6.59%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	5.51%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	42.30%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	25.29%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	15.40%
Investor	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	9.84%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	16.41%
Institutional	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	11.57%
Institutional	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	10.11%
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	7.87%
Institutional	JP Morgan Securities LLC, FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center Fl 3, Brooklyn NY 11245-0001	6.58%
Institutional	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	5.57%
Institutional	State Street Bank & Trust Co., GS Satellite Strategies Portfolio, Local Emerging Markets Debt, C/O State Street Corporation, 2 Avenue De Lafayette Fl. 6 South Boston, MA 02111-1888	5.28%
Class R6	GWFS Equities Inc., Employee & Agent Pens Ben Pl Gwla Fin, 8515 E Orchard Rd 2t2, Greenwood Village, CO 80111-5002	71.40%
Class R6	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	18.85%

Goldman Sachs Local Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class A	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	19.35%
Class A	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	13.89%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	12.65%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	12.64%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	9.54%

Goldman Sachs Local Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	6.40%
Class A	Edward D Jones & Co, FOB Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3729	6.20%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.14%
Class A	TD Ameritrade Inc., FEBO Clients, PO Box 2226, Omaha, NE 68103-2226	5.39%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	30.85%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	22.61%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	13.98%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	11.83%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	5.32%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.24%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	33.52%*
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	14.24%
Institutional	State Street Bank & Trust Co., GS Satellite Strategies Portfolio, Local Emerging Markets Debt, C/O State Street Corporation, 2 Avenue De Lafayette Fl. 6 South Boston, MA 02111-1888	13.53%
Institutional	The Dennis & Phyllis Washington Foundation Inc., 101 International Dr, Missoula, MT 59808-1549	8.11%
Institutional	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	6.61%
Institutional	Alaska Permanent Fund Corporation, 801 W. 10th St Ste. 3002, Juneau, AK 99801-1878	6.17%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	90.27%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.70%

Goldman Sachs Inflation Protected Securities Fund

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	38.13%
Class A	Trukan & Co, Po Box 3699, Wichita, KS 67201-3699	19.77%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	13.65%
Class A	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	6.74%
Class C	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	30.39%
Class C	Wells Fargo Clearing Services LLLC, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis MO 63103-2523	19.25%
Class C	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	10.25%
Class C	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	8.36%

Goldman Sachs Inflation Protected Securities Fund

Class	Name/Address	Percentage of Class
Class C	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	6.09%
Class R	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	46.58%
Investor	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	34.79%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	19.01%
Investor	Matrix Trust Company, FBO Texas Roadhouse Management Corp Deferred Compensation Plan, PO Box 52129, Phoenix AZ 85072-2129	10.52%
Investor	Matrix Trust Company As Agent For Newport Trust Company, Philadelphia Gas Works Employees, 35 Iron Point Cir Ste 300, Folsom CA 95630-8589	9.53%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	6.59%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	33.66%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	16.11%
Institutional	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	7.51%
Institutional	Trukan & Co, Po Box 3699, Wichita, KS 67201-3699	6.38%
Class R6	Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of Its Cust, Attn. Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl., Jacksonville, FL 32246-6484	52.94%
Class R6	State Street Bank And Trust As Trustee and/or Custodian, FBO ADP Access Product, 1 Lincoln St, Boston, MA 02111-2901	11.86%
Class R6	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	10.17%
Class R6	Great-West Trust Company LLC, Employee Benefits Clients 401k, 8515 E Orchard Rd 2T2, Greenwood Village CO 80111-5002	7.41%
Class R6	Voya Institutional Trust Company, 1 Orange Way, Windsor, CT 06095-4773	7.28%
Class R6	Great-West Trust Company LLC, Employee Benefits Clients 401k, 8515 E Orchard Rd 2T2, Greenwood Village CO 80111-5002	7.17%

Goldman Sachs Total Emerging Markets Income Fund

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	71.76%
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	26.31%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	91.98%
Class C	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	8.02%
Class R	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	95.64%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	58.09%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	21.17%

Goldman Sachs Total Emerging Markets Income Fund

Class	Name/Address	Percentage of Class
Investor	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	17.31%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	56.92%*
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	23.98%
Institutional	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	12.32%

Goldman Sachs Long Short Credit Strategies Fund

Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	65.14%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	13.99%
Class A	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	5.37%
Class A	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	5.36%
Class C	Morgan Stanley & Co, Attn. Mutual Fund Operations, 1 New York Plz Fl 12, New York, NY 10004-1935	38.18%
Class C	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	28.16%
Class C	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	13.19%
Class C	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	6.05%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.74%
Class R	GSAM Holdings LLC Seed Account, Attn. IMD-India-Saos, Crystal Downs Fl 3, Embassy Golf Links Business Park, Bangalore 560071 India	70.85%
Class R	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	29.15%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment Svc, 707 2nd Ave S., Minneapolis MN 55402-2405	45.69%
Investor	LPL Financial Corporation, LPL Financial Omnibus Customer Account, Attn. Mutual Fund Trading, 4707 Executive Dr, San Diego CA 92121-3091	33.23%
Investor	Raymond James & Associates, Omnibus For Mutual Funds, 880 Carillon Parkway, St Petersburg, FL 33716-1102	8.93%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.89%
Institutional	Goldman Sachs & Co., c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	56.11%*
Institutional	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, Attn. Mutual Funds, 211 Main St, San Francisco, CA 94105-1905	16.21%
Institutional	UBS Financial Services INC., UBS WM USA, Omni Account M/F, 1000 Harbor Blvd, Weehawken, NJ 07086-6761	9.07%
Institutional	National Financial Services LLC, FEBO Customers Mutual Funds, Attn. Mutual Funds Dept. 4th Fl, 499 Washington Blvd, Jersey City NJ 07310-1995	5.30%

*	Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

Except as listed above, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

1-A

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still

2-A

respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” — Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” — Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

3-A

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

4-A

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

5-A

“C” — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” — Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” — Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy

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announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

Effective April 2017

GSAM PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:
1.	Operational Items	page 2-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 6-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 7-B
7.	State of Incorporation	page 7-B
8.	Capital Structure	page 8-B
9.	Environmental, Social, Governance (ESG) Issues	page 8-B
B.	Non-U.S. proxy items:
1.	Operational Items	page 11-B
2.	Board of Directors	page 12-B
3.	Compensation	page 13-B
4.	Board Structure	page 14-B
5.	Capital Structure	page 14-B
6.	Mergers and Corporate Restructurings & Other	page 15-B
7.	Environmental, Social, Governance (ESG) Issues	page 16-B

1-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2. Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs or CFOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

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•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for re-election). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

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GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

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Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

5-B

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4. Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

6-B

5. Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

7-B

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9. Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

8-B

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

9-B

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

10-B

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

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Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

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•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

13-B

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

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•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7. Environmental, Social, Governance (ESG) Issues

Please refer to page 8-B for our current approach to these important topics.

16-B

APPENDIX C

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more ($500,000 in the case of Enhanced Income Fund, High Quality Floating Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Short Duration Income Fund), the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the account application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the account application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the account application will be held in escrow by the transfer agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the transfer agent will redeem, pursuant to the authority given by the investor in the account application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the transfer agent.

1-C

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997)

	(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998)

	(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(9)	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999)

	(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

	(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999)

	(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999)

(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000)

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001)

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003)

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds, SEC File No. 333-117561, filed July 22, 2004)

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 (incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 7, 2005)

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005)

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006)

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006)

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006)

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006)

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 12, 2007)

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 14, 2007)

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008)

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008)

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008)

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010)

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(59)	Amendment No. 58 dated November 18, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 261 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 3, 2010)

(60)	Amendment No. 59 dated January 5, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(61)	Amendment No. 60 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(62)	Amendment No. 61 dated February 10, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(63)	Amendment No. 62 dated June 16, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 285 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2011)

(64)	Amendment No. 63 dated August 18, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 290 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2011)

(65)	Amendment No. 64 dated September 27, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(66)	Amendment No. 65 dated October 20, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 291 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 16, 2011)

(67)	Amendment No. 66 dated December 15, 2011 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 292 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2011)

(68)	Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 321 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 27, 2012)

(69)	Amendment No. 68 dated August 16, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 333 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 24, 2012)

(70)	Amendment No. 69 dated December 13, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 346 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 28, 2013)

(71)	Amendment No. 70 dated February 12, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 348 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2013)

(72)	Amendment No. 71 dated April 18, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

(73)	Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 363 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2013)

(74)	Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 366 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 12, 2013)

(75)	Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 368 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 26, 2013)

(76)	Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 369 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 25, 2013)

(77)	Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(78)	Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 376 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 26, 2013)

(79)	Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 393 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 21, 2014)

(80)	Amendment No. 79 dated April 10, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 414 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2014)

(81)	Amendment No. 80 dated August 14, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(82)	Amendment No. 81 dated October 16, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 432 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 17, 2014)

(83)	Amendment No. 82 dated December 17, 2014 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 433 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2014)

(84)	Amendment No. 83 dated February 12, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(85)	Amendment No. 84 dated April 16, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 455 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2015)

(86)	Amendment No. 85 dated June 11, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 464 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2015)

(87)	Amendment No. 86 dated August 13, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Registrant’s Registration Statement on Form N-14, SEC File No. 333-206459, filed August 18, 2015)

(88)	Amendment No. 87 dated October 15, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 504 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 30, 2015)

(89)	Amendment No. 88 dated December 17, 2015 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 511 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 17, 2015)

(90)	Amendment No. 89 dated February 11, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 526 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 26, 2016)

(91)	Amendment No. 90 dated April 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 551 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2016)

(92)	Amendment No. 91 dated May 23, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(93)	Amendment No. 92 dated June 16, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

(94)	Amendment No. 93 dated August 18, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 577 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2016)

(95)	Amendment No. 94 dated December 14, 2016 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 582 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2016)

(96)	Amendment No. 95 dated February 16, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 595 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2017)

(97)	Amendment No. 96 dated April 19, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 610 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2017)

(98)	Amendment No. 97 dated June 15, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 618 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 16, 2017)

(99)	Amendment No. 98 dated August 17, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(100)	Amendment No. 99 dated October 12, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 629 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 13, 2017)

	(101)	Amendment No. 100 dated December 13, 2017 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 634 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 15, 2017)

	(102)	Amendment No. 101 dated February 15, 2018 to the Agreement and Declaration of Trust dated January 28, 1997 (incorporated by reference from Post-Effective Amendment No. 652 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2018)

(b)	Amended and Restated By-laws of Goldman Sachs Trust dated April 19, 2017 (incorporated by reference from Post-Effective Amendment No. 610 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 25, 2017)

(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest (Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b))

(d)	(1)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Adjustable Rate Government Fund), and Goldman Sachs Funds Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(5)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998)

	(6)	Management Agreement dated January 1, 1998 between Registrant, on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998)

	(7)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios, and Goldman Sachs Asset Management, L.P. (incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008)

(8)	Amended Annex A dated August 17, 2017 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(9)	Sub-Advisory Agreement effective October 1, 2014 between Goldman Sachs Asset Management, L.P. and Dividend Assets Capital, LLC, on behalf of the Goldman Sachs Rising Dividend Growth Fund (incorporated by reference from Post-Effective Amendment No. 441 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2015)

(10)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(11)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(12)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(13)	Assumption Agreement dated April 26, 2003 between Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) (incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003)

(14)	Assumption Agreement dated September 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund and Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 626 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 15, 2017)

(15)	Assumption Agreement dated November 1, 2017 between Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 633 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 30, 2017)

(16)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Equity Growth Strategy (formerly, Goldman Sachs Aggressive Growth Strategy), Goldman Sachs Balanced Strategy, Goldman Sachs Growth and Income Strategy and Goldman Sachs Growth Strategy Portfolios (incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005)

	(17)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Tax-Free Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(18)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund and Goldman Sachs Adjustable Rate Government Fund) (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(19)	Amended and Restated Fee Reduction Commitment dated June 15, 2017 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Short Duration Government Fund (incorporated by reference from Post-Effective Amendment No. 620 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 28, 2017)

	(20)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Goldman Sachs Core Fixed Income Fund (incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009)

	(21)	Management Agreement dated August 14, 2014 between Registrant, on behalf of Goldman Sachs Long Short Fund, and GS Investment Strategies, LLC (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(e)	(1)	Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003)

	(2)	Amended Exhibit A dated August 17, 2017 to the Distribution Agreement dated April 30, 1997 (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(f)	Not applicable

(g)	(1)	Custodian Contract dated July 15, 1991, between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995)

	(2)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997)

	(3)	Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

	(4)	Fee schedule dated April 12, 1999 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Growth and Goldman Sachs Growth Opportunities Funds) (incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999)

(5)	Fee schedule dated October 1, 1999 relating to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs Large Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999)

(6)	Fee schedule dated January 12, 2000 relating to Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(7)	Fee schedule dated January 6, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Municipal Fund) (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(8)	Fee schedule dated April 14, 2000 relating to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Enhanced Income Fund) (incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000)

(9)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(10)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated April 6, 1990 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(11)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Contract dated July 15, 1991 (incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000)

(12)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(13)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001)

(14)	Amendment dated August 1, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(15)	Amendment dated August 1, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002)

(16)	Letter Amendment dated May 15, 2002 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002)

(17)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(18)	Letter Amendment dated August 26, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(19)	Letter Amendment dated October 28, 2003 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(20)	Letter Amendment dated February 8, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Commodity Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(21)	Letter Amendment dated March 14, 2007 to Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(22)	Letter Amendment dated April 23, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(23)	Letter Amendment dated May 2, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small Cap Growth Insights Fund and Goldman Sachs Small Cap Value Insights Fund (formerly, Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund, respectively)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(24)	Letter Amendment dated August 10, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(25)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Small Cap Insights Fund (formerly, Goldman Sachs Structured International Small Cap Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(26)	Letter Amendment dated September 12, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Emerging Markets Equity Insights Fund (formerly, Goldman Sachs Structured Emerging Markets Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(27)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(28)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(29)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Tax-Managed Equity Fund (formerly, Goldman Sachs Structured International Tax-Managed Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(30)	Letter Amendment dated September 18, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(31)	Letter Amendment dated October 4, 2007 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(32)	Letter Amendment dated November 28, 2007 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) (incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 29, 2009)

(33)	Letter Amendment dated September 17, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Insights Fund (formerly, Goldman Sachs Structured International Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(34)	Letter Amendment dated November 19, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Blue Chip Fund (formerly, Goldman Sachs U.S. Equity Fund)) (incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009)

(35)	Letter Amendment dated November 19, 2009 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund)) (incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009)

(36)	Letter Amendment dated August 11, 2009 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Technology Opportunities Fund (formerly, Goldman Sachs Technology Tollkeeper Fund)) (incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009)

(37)	Letter Amendment dated June 30, 2010 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) (incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010)

(38)	Letter Amendment dated December 31, 2010 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A (Goldman Sachs N-11 Equity Fund) (incorporated by reference from Post-Effective Amendment No. 270 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 16, 2011)

(39)	Letter Amendment dated February 14, 2011 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs High Yield Floating Rate Fund) (incorporated by reference from Post-Effective Amendment No. 277 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 5, 2011)

(40)	Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(41)	Letter Amendment dated January 31, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Rising Dividend Growth Fund) (incorporated by reference from Post-Effective Amendment No. 311 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(42)	Letter Amendment dated December 14, 2011 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Managed Futures Strategy Fund) (incorporated by reference from Post-Effective Amendment No. 312 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2012)

(43)	Letter Amendment dated February 2, 2012 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short Duration Income Fund) (incorporated by reference from Post-Effective Amendment No. 313 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2012)

(44)	Letter Amendment dated March 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Energy Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 353 to the Registrant’s registration statement, SEC File No. 33-17618, filed March 25, 2013)

(45)	Letter Amendment dated May 6, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Total Emerging Markets Income Fund (formerly, the Goldman Sachs Dynamic Emerging Markets Debt Fund)) (incorporated by reference from Post-Effective Amendment No. 360 to the Registrant’s registration statement. SEC File No. 33-17619, filed May 29, 2013)

(46)	Letter Amendment dated October 1, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP Income Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 2 to Goldman Sachs MLP Income Opportunities Fund’s registration statement, SEC File No. 333-189529, filed October 25, 2013)

(47)	Letter Amendment dated November 4, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Macro Fund (formerly, Goldman Sachs Fixed Income Macro Strategies Fund)) (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(48)	Letter Amendment dated December 11, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Small/Mid Cap Value Fund) (incorporated by reference from Post-Effective Amendment No. 387 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 30, 2014)

(49)	Letter Amendment dated December 5, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund)) (incorporated by reference from Post-Effective Amendment No. 395 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2014)

(50)	Letter Amendment dated January 8, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Credit Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 408 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 21, 2014)

(51)	Letter Amendment dated June 16, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund)) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(52)	Letter Amendment to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP and Energy Renaissance Fund) (incorporated by reference from Post-Effective Amendment No. 1 to Goldman Sachs MLP and Energy Renaissance Fund’s registration statement, SEC File No. 333-197328, filed August 26, 2014)

(53)	Letter Amendment dated August 14, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Long Short Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(54)	Letter Amendment dated December 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Managed Beta Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(55)	Letter Amendment dated August 13, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Absolute Return Multi-Asset Fund (formerly, Goldman Sachs Global Absolute Return Fund) and Goldman Sachs Focused Value Fund) (incorporated by reference from Post-Effective Amendment No. 494 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 31, 2015)

(56)	Letter Amendment dated September 8, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(57)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMRA, Ltd.) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(58)	Letter Amendment dated June 10, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Real Assets Strategy Fund, Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund) (incorporated by reference from Post-Effective Amendment No. 24 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 25, 2015)

(59)	Letter Amendment dated December 2, 2013 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-FIMS, Ltd.) (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(60)	Letter Amendment dated June 17, 2014 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TTIF, Ltd.) (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(61)	Letter Amendment dated June 11, 2015 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-ARM, Ltd.) (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 514 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2015)

(62)	Amendment dated April 22, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(63)	Amendment dated October 20, 2015 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Federal Instruments Fund) (incorporated by reference from Post-Effective Amendment No. 518 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

(64)	Amendment dated January 6, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Investor Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

(65)	Amendment dated March 1, 2016 to the Custody Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

(66)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Factor Allocation Fund), (incorporated by reference from Post-Effective Amendment No. 568 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 27, 2016)

(67)	Letter Amendment dated May 31, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-MMA II, Ltd.) (incorporated by reference from Post-Effective Amendment No. 49 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed November 18, 2016)

(68)	Letter Amendment dated November 30, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs GQG Partners International Opportunities Fund) (incorporated by reference from Post-Effective Amendment No. 54 to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed February 28, 2017)

(69)	Letter Amendment dated August 16, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Tactical Exposure Fund) (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(70)	Letter Amendment dated August 16, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Cayman Commodity-TEX, Ltd.) (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(71)	Letter Amendment dated June 27, 2016 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Global Infrastructure Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(72)	Amendment dated July 16, 2015 to the Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A (Goldman Sachs Global Real Estate Securities Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(73)	Letter Amendment dated September 20, 2017 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs MLP & Energy Fund) (incorporated by reference from Post-Effective Amendment No. 638 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 22, 2017)

(74)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(75)	Letter Amendment dated August 19, 2016 to the Custodian Contract dated July 15, 1991 between Registrant, Goldman Sachs Trust II and State Street Bank and Trust Company (Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio and Goldman Sachs Target Date 2055 Portfolio) (incorporated by reference from Post-Effective Amendment No. 64 (identified as Post-Effective Amendment No. 59 on the facing page) to Goldman Sachs Trust II’s registration statement, SEC File No. 333-185659, filed December 18, 2017)

	(76)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs TreasuryAccess 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(77)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(78)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman ETF Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), State Street Bank and Trust Company and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009)

	(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998)

	(4)	Amended and Restated Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. (incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007)

	(5)	Amended and Restated Transfer Agency Agreement Fee Schedule dated April 12, 2018 between Registrant and Goldman Sachs & Co. LLC (incorporated by reference from Post-Effective Amendment No. 663 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 16, 2018)

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(7)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust – TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs Financial Square Funds (formerly, Goldman Sachs Institutional Liquid Assets Portfolios) (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Shares, Select Shares, Preferred Shares, Capital Shares, Administration Shares and Service Shares of the Goldman Sachs Financial Square Funds (incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998)

(10)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds (incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008)

(11)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios (incorporated by reference from Post-Effective Amendment No. 252 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2010)

(12)	Goldman Sachs Trust Select Class Select Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(13)	Goldman Sachs Trust Administration Shares Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(14)	Goldman Sachs Trust Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(15)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(16)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(17)	Goldman Sachs Trust Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

(18)	Goldman Sachs Trust Service Shares Service Plan and Shareholder Administration Plan amended and restated as of December 16, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 263 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2010)

(19)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. (incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007)

(20)	Goldman Sachs Trust Cash Management Shares Service Plan dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(21)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(22)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

(23)	Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon on behalf of the Goldman Sachs Money Market Funds (incorporated by reference from Post-Effective Amendment No. 279 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

(24)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Strategic Macro Fund (formerly, Goldman Sachs Fixed Income Macro Strategies Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(25)	Appointment of Agent for Service of Process relating to Cayman Commodity-FIMS, Ltd. (formerly, Goldman Sachs Cayman Commodity-FIMS Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 375 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 13, 2013)

(26)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Commodity Strategy Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(27)	Appointment of Agent for Service of Process relating to Cayman Commodity-CSF, Ltd. (formerly, Goldman Sachs Cayman Commodity Fund, Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(28)	Fee Waiver Agreement dated April 30, 2014 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Tracker Fund (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(29)	Appointment of Agent for Service of Process relating to Cayman Commodity-ART, Ltd. (formerly, Goldman Sachs Cayman Commodity-ART Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 416 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2014)

(30)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Tactical Tilt Overlay Fund (formerly, Goldman Sachs Tactical Tilt Implementation Fund) (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(31)	Appointment of Agent for Service of Process relating to Cayman Commodity-TTIF, Ltd. (formerly, Goldman Sachs Cayman Commodity TTIF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 424 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 24, 2014)

(32)	Securities Lending and Services Agreement between State Street Bank and Trust Company and Goldman Sachs Trust relating to Goldman Sachs Long Short Fund (incorporated by reference from Post-Effective Amendment No. 430 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 30, 2014)

(33)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Alternative Premia Fund (formerly, Goldman Sachs Dynamic Allocation Fund) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(34)	Appointment of Agent for Service of Process relating to Cayman Commodity-DAF, Ltd. (formerly, Goldman Sachs Cayman Commodity-DAF Fund Ltd.) (incorporated by reference from Post-Effective Amendment No. 440 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 18, 2015)

(35)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Absolute Return Multi-Asset Fund (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(36)	Appointment of Agent for Service of Process relating to Cayman Commodity-ARM, Ltd. (formerly, Cayman Commodity-GARF, Ltd.) (incorporated by reference from Post-Effective Amendment No. 495 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 1, 2015)

(37)	Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs ETF Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Goldman Sachs ETF Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

(38)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

	(39)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs ETF Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

	(40)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Managed Futures Strategy Fund (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

	(41)	Appointment of Agent for Service of Process relating to Cayman Commodity-MFS, Ltd. (incorporated by reference from Post-Effective Amendment No. 573 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2016)

	(42)	Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to Goldman Sachs Tactical Exposure Fund (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

	(43)	Appointment of Agent for Service of Process relating to Cayman Commodity-TEX, Ltd. (incorporated by reference from Post-Effective Amendment No. 624 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 24, 2017)

(i)	Opinion and Consent of Dechert LLP (filed herewith)

(j)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Class A Distribution and Service Plan amended and restated as of May 5, 2004 (incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004)

	(2)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 (incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004)

	(3)	Class R Distribution and Service Plan dated November 8, 2007 (incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 27, 2007)

	(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of the Goldman Sachs Financial Square Funds) (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

	(5)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010)

	(6)	Class T Distribution and Service Plan dated February 16, 2017 (incorporated by reference from Post-Effective Amendment No. 595 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 28, 2017)

(n)	Plan in Accordance with Rule 18f-3, amended and restated as of February 15, 2018 (incorporated by reference from Post-Effective Amendment No. 663 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 16, 2018)

(p)	(1)	Code of Ethics — Registrant, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit, LLC, Goldman Sachs MLP & Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund dated December 11, 2017 (incorporated by reference from Post-Effective Amendment No. 651 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 2018)

	(2)	Code of Ethics — Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.), Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, effective February 6, 2012 (incorporated by reference from Post-Effective Amendment No. 355 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2013)

	(3)	Code of Ethics — Dividend Assets Capital, LLC (incorporated by reference from Post-Effective Amendment No. 618 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 16, 2017)

(q)	(1)	Powers of Attorney for James A. McNamara, Scott M. McHugh, Joseph F. DiMaria, Ashok N. Bakhru, Kathryn A. Cassidy, Diana M. Daniels, Herbert J. Markley, Jessica Palmer, Roy W. Templin and Gregory G. Weaver (incorporated by reference from Post-Effective Amendment No. 618 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 16, 2017)

Item 29. Persons Controlled by or Under Common Control with the Fund

Goldman Sachs Tactical Tilt Overlay Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TTIF, Ltd. (the “TTIF Subsidiary”), a company organized under the laws of the Cayman Islands. The TTIF Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Tilt Overlay Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Tracker Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ART, Ltd. (the “ART Subsidiary”), a company organized under the laws of the Cayman Islands. The ART Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Tracker Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-CSF, Ltd. (the “CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The Commodity Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Alternative Premia Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-DAF, Ltd. (the “DAF Subsidiary”), a company organized under the laws of the Cayman Islands. The DAF Subsidiary’s financial statements will be included on a consolidated basis in the Alternative Premia Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Absolute Return Multi-Asset Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-ARM, Ltd. (the “ARM Subsidiary”), a company organized under the laws of the Cayman Islands. The ARM Subsidiary’s financial statements will be included on a consolidated basis in the Absolute Return Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-MFS, Ltd. (the “MFS Subsidiary”), a company organized under the laws of the Cayman Islands. The MFS Subsidiary’s financial statements will be included on a consolidated basis in the Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

Goldman Sachs Tactical Exposure Fund, a series of the Registrant, wholly owns and controls Cayman Commodity-TEX, Ltd. (the “TEX Subsidiary”), a company organized under the laws of the Cayman Islands. The TEX Subsidiary’s financial statements will be included on a consolidated basis in the Tactical Exposure Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreements provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of Goldman Sachs Short Duration Government Fund provides that Goldman Sachs Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(6) and (d)(19).

Section 8 of the Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and Dividend Assets Capital, LLC (the “Sub-Adviser”) with respect to Goldman Sachs Rising Dividend Growth Fund (the “Fund”) provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) suffered by the Investment Adviser or the Trust as a result of any error of judgment by the Sub-Adviser with respect to the Fund, except that the Sub-Adviser will remain liable for, and will indemnify the Trust, the Investment Adviser and their affiliated persons against, any losses suffered (a) as a result of the willful misconduct, bad faith, or negligence by the Sub-Adviser; (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, or any material fact omitted therefrom, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser; or (c) as a result of the failure of the Sub-Adviser to execute portfolio transactions according to the requirements of applicable law. The Sub-Advisory Agreement is incorporated by reference as Exhibit (d)(9).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended, and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman Sachs & Co. LLC dated August 9, 2007 provides that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.

Mutual fund and trustees and officers liability policies purchased jointly by the Registrant and Goldman Sachs Variable Insurance Trust insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Advisers

Goldman Sachs Asset Management, L.P. (“GSAM”) and Goldman Sachs Asset Management International (“GSAMI”) are indirect, wholly-owned subsidiaries of The Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. GSAM and GSAMI are engaged in the investment advisory business. GSAM and GSAMI are part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM and officers and directors of GSAMI is included in their Forms ADV filed with the Commission (registration numbers 801-37591 and 801-38157, respectively) and is incorporated herein by reference.

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to Goldman Sachs Rising Dividend Growth Fund. DAC is primarily engaged in the investment management business. Information about the officers and directors of DAC is included in its Form ADV filed with the Commission (registration number 801-62643) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Goldman Sachs & Co. LLC or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust II. Goldman Sachs & Co. LLC, or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer

David M. Solomon (1)	President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc.

Harvey M. Schwartz (1)	President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc.

Isabelle Ealet (3)	Global Co-Head of Securities Division

Richard A. Friedman (1)	Head of Merchant Banking Division

Richard J. Gnodde (2)	Vice Chairman of The Goldman Sachs Group, Inc., Chief Executive Officer of Goldman Sachs International

Gwen R. Libstag (1)	Head of the Conflicts Resolution Group

Masanori Mochida (4)	President and Representative Director of Goldman Sachs Japan Co., Ltd.

Timothy J. O’Neill (1)	Global Co-Head of Investment Management Division

Gregory K. Palm (1)	General Counsel, Co-Head of the Legal Department, Partner and Executive Vice President, Secretary of the Corporation

John F.W. Rogers (1)	Executive Vice President, Chief of Staff, Secretary to Board of Directors

Pablo J. Salame (1)	Vice Chairman of The Goldman Sachs Group, Inc. and Global Co-Head of Securities Division

Steven H. Strongin (1)	Head of Global Investment Research Division

Eric S. Lane (1)	Global Co-Head of Investment Management Division

Stephen M. Scherr (1)	Chief Executive Officer of Goldman Sachs Bank USA, Head of the Consumer & Commercial Banking Division

Ashok Varadhan (1)	Global Co-Head of Securities Division

R. Martin Chavez (1)	Executive Vice President and Chief Financial Officer of The Goldman Sachs Group, Inc.

Kenneth W. Hitchner (6)	Chairman and Chief Executive Officer of Goldman Sachs in Asia Pacific Ex-Japan

Michael D. Daffey (3)	Global Co-Chief Operating Officer of Equities Franchise

Sarah E. Smith (1)	Executive Vice President, Head of Global Compliance

Justin G. Gmelich (1)	Co-Chief Operating Officer of the FICC franchise

John E. Waldron (1)	Co-Head of Investment Banking Division

Gregg R. Lemkau (1)	Co-Head of Investment Banking Division

Marc Nachmann (1)	Co-Head of Investment Banking Division

James P. Esposito (3) Julian C. Salisbury (1) Russell W. Horwitz (1)	Co-Chief Operating Officer of the FICC franchise Head of the Global Special Situations Group Secretary

Dan Dees (7) Robin A. Vince (1) Dane E. Holmes (1) Karen P. Seymour (1)

Global Head of the Technology, Media and Telecom (TMT) Group in the Investment Banking Division (IBD)

Chief Risk Officer of Goldman Sachs & Co. LLC

Head of Human Capital Management and Head of Pine Street, the firm’s leadership development group for Partners and select Managing Directors

General Counsel, Co-Head of the Legal Department, Executive Vice President, General Counsel, Secretary of the Corporation

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	10-1, Roppongi 6-chome, Minato-Ku, Tokyo 106-6147, Japan
(5)	7 Finance Street, Xicheng District, Beijing, China 100033
(6)	Cheung Kong Center, 2 Queens Road Central, Hong Kong, China
(7)	555 California Street, 45th Floor, San Francisco, CA 94104

(c) Not Applicable.

Item 33. Location of Accounts and Records

The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, Bank of New York Mellon, One Wall Street, New York, New York 10286 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman Sachs & Co. LLC, 71 South Wacker Drive, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 675 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 675 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 20th day of April, 2018.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	April 20, 2018

[1]Scott M. McHugh Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	April 20, 2018

[1]Joseph F. DiMaria Joseph F. DiMaria	Principal Accounting Officer	April 20, 2018

[1]Jessica Palmer Jessica Palmer	Chair and Trustee	April 20, 2018

[1]Kathryn A. Cassidy Kathryn A. Cassidy	Trustee	April 20, 2018

[1]Diana M. Daniels Diana M. Daniels	Trustee	April 20, 2018

[1]Herbert J. Markley Herbert J. Markley	Trustee	April 20, 2018

[1]Roy W. Templin Roy W. Templin	Trustee	April 20, 2018

[1]Gregory G. Weaver Gregory G. Weaver	Trustee	April 20, 2018

By:	/s/ Caroline L. Kraus Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 14-15, 2017.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus and Robert Griffith, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated April 20, 2018

/s/ Caroline L. Kraus Caroline L. Kraus,
Secretary

EXHIBIT INDEX

(i)	Opinion and Consent of Dechert LLP

(j)	Consent of PricewaterhouseCoopers LLP